UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

The AB Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2023

Date of reporting period: August 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

AUG 08.31.23

ANNUAL REPORT

AB ALL MARKET TOTAL RETURN PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All Market Total Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

October 11, 2023

This report provides management’s discussion of fund performance for the AB All Market Total Return Portfolio for the annual reporting period ended August 31, 2023.

The Fund’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk.

NAV RETURNS AS OF AUGUST 31, 2023 (unaudited)

	6 Months	12 Months

AB ALL MARKET TOTAL RETURN PORTFOLIO

Class A Shares	4.43%	2.26%

Class C Shares	3.95%	1.43%

Advisor Class Shares[1]	4.52%	2.50%

Class R Shares[1]	3.95%	1.57%

Class K Shares[1]	4.07%	1.87%

Class I Shares[1],2	1.79%	-0.25%

Primary Benchmark: MSCI ACWI (net)	10.29%	13.95%

Bloomberg Global Aggregate Bond Index (USD hedged)	2.18%	0.55%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2	Reflects a onetime non-recurring accrual adjustment.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Global Aggregate Bond Index (USD hedged) for the six- and 12-month periods ended August 31, 2023.

All share classes of the Fund underperformed the primary benchmark and, all share classes except Class I outperformed the Bloomberg Global Aggregate Bond Index (USD hedged) for the 12-month period, before sales charges. Relative to the primary benchmark, overall allocation to equities and alternatives detracted, while allocation to fixed-income assets contributed. Security selection within fixed income, equities and alternatives were negative.

During the six-month period, all share classes of the Fund underperformed the primary benchmark and, all share classes except Class I outperformed the Bloomberg Global Aggregate Bond Index (USD hedged), before sales

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charges. Relative to the primary benchmark, overall allocation to fixed income and alternatives contributed, while allocation to equities detracted. Security selection within equities, fixed income and alternatives were negative.

The Fund used derivatives for hedging and investment purposes. During both periods, futures and total return swaps detracted from absolute performance, while currency forwards and credit default swaps added. Interest rate swaps detracted for the 12-month period and added for the six-month period. Variance swaps detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended August 31, 2023. Aggressive central bank tightening—led by the US Federal Reserve (the “Fed”)—created headwinds for global equity markets throughout the period. Despite bouts of increased volatility, equity markets rallied amid signs of easing inflationary pressures and as central banks began to pause or lower rate hikes. But resilient consumer spending and mostly strong global economic data raised concern that central banks would need to keep rates higher for longer, which caused equity markets to pull back at times. In March, the collapse of select US regional banks triggered concerns about broader financial contagion and briefly drove stocks lower, as did the threat of a US government default and the Fitch US debt downgrade later in the period. China’s reopening impulse initially benefited equity markets, but its effect diminished—especially in emerging markets—as China’s economic recovery stalled. Sentiment shifted at the end of the period, and markets rallied as US economic data showed signs of cooling while disinflation continued to gain traction—strengthening the likelihood of a soft landing. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value, led by a technology-sector rally—especially among companies closely related to artificial intelligence technologies. Large-cap stocks outperformed small-cap stocks by a wide margin, although both rose in absolute terms.

Fixed-income government bond market yields were extremely volatile in all major developed markets, rising slightly in aggregate over the period. Government bond returns fell in all major markets except in Italy, Australia, Japan and Canada, while government bonds in the UK trailed other major developed-market treasury markets. Most central banks raised interest rates significantly to combat persistent inflation. Developed-market investment-grade corporate bonds had positive returns overall and outperformed developed-market government bonds. Investment-grade corporates also rose and outperformed respective treasury markets in the US and eurozone. High-yield corporate bonds had positive returns and materially outperformed their respective treasury markets—especially in the US and eurozone. Emerging-market local-currency sovereign bonds led risk asset returns, even as the US dollar was mixed against developed- and

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emerging-market currencies. Emerging-market hard-currency sovereign bonds advanced and significantly outperformed developed-market treasuries. Investment-grade and emerging-market corporate bonds outperformed similar quality developed-market corporate bonds during the period.

The Fund’s Senior Investment Management Team (the “Team”) strives to provide the highest total return consistent with reasonable risk. The Team’s global multi-asset strategy focuses on growth and defensively managing market volatility. The Team utilizes a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a number of asset classes, including equity securities, fixed-income securities, and a number of alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries. Under normal circumstances, at least 40% of the Fund’s net assets will be invested in securities of non-US issuers.

The Fund’s investments in equity securities of issuers consist primarily of securities of large-capitalization companies, but include securities of small- and mid-capitalization companies to a lesser extent, and include derivatives related to equity securities. In selecting equity securities for the Fund, the Adviser uses fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally. Fixed-income securities include corporate and sovereign debt securities as well as interest rate derivatives and credit derivatives such as credit default swaps. Fixed-income securities also include debt securities with lower credit ratings (commonly known as “junk bonds”). In selecting fixed-income securities for the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject.

Alternative investments include various instruments, the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as commodities and related derivatives, real estate-related securities and inflation-indexed securities. Alternative investment strategies that may be pursued by the Fund directly or indirectly through investment in other registered investment

(continued on next page)

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companies include (i) long/short equity strategies through which the Fund takes long positions in certain securities in the expectation that they will increase in value and takes short positions in other securities in the expectation that they will decrease in value; (ii) strategies that consider macroeconomic and technical factors to identify and exploit opportunities across global asset classes; and (iii) event-driven strategies that invest in the securities of companies that are expected to become the subject of major corporate events and companies in which an active role in company management has been taken or sought by a third-party investor.

The Adviser adjusts the Fund’s asset class exposure utilizing both fundamental analysis and the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged, with net investment exposure substantially in excess of net assets.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund seeks to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund is subject to the risks associated with

(continued on next page)

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the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

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DISCLOSURES AND RISKS (continued)

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of the recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk: Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Short Sale Risk: The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security,

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DISCLOSURES AND RISKS (continued)

because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 24, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2013 TO 8/31/2023

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Total Return Portfolio Class A shares (from 8/31/2013 to 8/31/2023) as compared with the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.26%	-2.09%

5 Years	2.05%	1.16%

10 Years	3.77%	3.32%

CLASS C SHARES

1 Year	1.43%	0.43%

5 Years	1.27%	1.27%

10 Years[1]	2.99%	2.99%

ADVISOR CLASS SHARES[2]

1 Year	2.50%	2.50%

5 Years	2.30%	2.30%

10 Years	4.04%	4.04%

CLASS R SHARES[2]

1 Year	1.57%	1.57%

5 Years	1.59%	1.59%

10 Years	3.32%	3.32%

CLASS K SHARES[2]

1 Year	1.87%	1.87%

5 Years	1.90%	1.90%

10 Years	3.64%	3.64%

CLASS I SHARES[2]

1 Year	-0.25%	-0.25%

5 Years	1.73%	1.73%

10 Years	3.73%	3.73%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.05%, 1.81%, 0.80%, 1.47%, 1.16% and 0.83% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	3.33%

5 Years	0.45%

10 Years	2.56%

CLASS C SHARES

1 Year	6.12%

5 Years	0.57%

10 Years[1]	2.24%

ADVISOR CLASS SHARES[2]

1 Year	8.28%

5 Years	1.60%

10 Years	3.28%

CLASS R SHARES[2]

1 Year	7.30%

5 Years	0.87%

10 Years	2.57%

CLASS K SHARES[2]

1 Year	7.64%

5 Years	1.19%

10 Years	2.89%

CLASS I SHARES[2]

1 Year	5.28%

5 Years	1.01%

10 Years	2.97%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,044.30	$5.56	1.08%	$5.67	1.10%
Hypothetical**	$1,000	$1,019.76	$5.50	1.08%	$5.60	1.10%
Class C
Actual	$1,000	$1,039.50	$9.46	1.84%	$9.56	1.86%
Hypothetical**	$1,000	$1,015.93	$9.35	1.84%	$9.45	1.86%
Advisor Class
Actual	$1,000	$1,045.20	$4.28	0.83%	$4.38	0.85%
Hypothetical**	$1,000	$1,021.02	$4.23	0.83%	$4.33	0.85%
Class R
Actual	$1,000	$1,039.50	$9.61	1.87%	$9.72	1.89%
Hypothetical**	$1,000	$1,015.78	$9.50	1.87%	$9.60	1.89%
Class K
Actual	$1,000	$1,040.70	$8.49	1.65%	$8.59	1.67%
Hypothetical**	$1,000	$1,016.89	$8.39	1.65%	$8.49	1.67%
Class I
Actual	$1,000	$1,017.90	$31.69	6.23%	$31.79	6.25%
Hypothetical**	$1,000	$993.80	$31.31	6.23%	$31.41	6.25%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 15

PORTFOLIO SUMMARY

August 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $457.4

1

The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following types: Commercial Mortgage-Backed Securities, Emerging Markets–Treasuries, Investment Companies, Mortgage Pass-Throughs, Preferred Stocks, Rights and Warrants.

16 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

August 31, 2023 (unaudited)

1

The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.4% or less in the following: Angola, Argentina, Austria, Bahrain, Bermuda, Brazil, Cayman Islands, Chile, Colombia, Dominican Republic, Ecuador, El Salvador, Finland, Gabon, Guatemala, Hong Kong, India, Indonesia, Ireland, Israel, Ivory Coast, Jamaica, Kazakhstan, Lebanon, Luxembourg, Macau, Mexico, New Zealand, Nigeria, Norway, Oman, Panama, Peru, Portugal, Russia, Senegal, Singapore, Slovenia, South Africa, South Korea, Sweden, Turkey, Ukraine, United Arab Emirates and Venezuela.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS – 53.2%
Information Technology – 11.4%
Communications Equipment – 0.0%
GCI Liberty, Inc.(a)(b)(c)	2,664	$	– 0	–

Electronic Equipment, Instruments & Components – 1.6%
Amphenol Corp. – Class A	24,709		2,183,782
CDW Corp./DE	14,915		3,149,302
National Instruments Corp.	27,285		1,626,186
Zebra Technologies Corp. – Class A(c)	1,719		472,742

			7,432,012

IT Services – 0.7%
Akamai Technologies, Inc.(c)	11,113		1,167,865
Amdocs Ltd.	3,305		294,806
CGI, Inc.(c)	5,316		554,340
Otsuka Corp.	8,700		387,741
VeriSign, Inc.(c)	4,440		922,588

			3,327,340

Professional Services – 0.1%
Genpact Ltd.	12,291		458,823

Semiconductors & Semiconductor Equipment – 1.9%
Analog Devices, Inc.	8,499		1,544,948
Applied Materials, Inc.	7,709		1,177,627
Broadcom, Inc.	1,541		1,422,173
Infineon Technologies AG	25,765		920,730
KLA Corp.	1,558		781,913
Lam Research Corp.	91		63,918
NVIDIA Corp.	2,325		1,147,504
NXP Semiconductors NV	1,937		398,480
QUALCOMM, Inc.	10,200		1,168,206

			8,625,499

Software – 5.6%
Adobe, Inc.(c)	2,654		1,484,489
Autodesk, Inc.(c)	2,001		444,102
Bentley Systems, Inc. – Class B	3,655		182,421
Black Knight, Inc.(c)	22,526		1,706,570
Cadence Design Systems, Inc.(c)	1,891		454,672
Constellation Software, Inc./Canada	541		1,111,252
Dropbox, Inc. – Class A(c)	13,379		371,802
Gen Digital, Inc.	21,879		443,050
Intuit, Inc.	725		392,812
Microsoft Corp.	37,574		12,315,254
New Relic, Inc.(c)	6,083		517,724

18 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Nice Ltd.(c)	957	$186,523
Oracle Corp.	8,387	1,009,711
Palo Alto Networks, Inc.(c)	1,745	424,558
SAP SE	1,647	229,764
ServiceNow, Inc.(c)	1,624	956,260
SimCorp A/S	11,879	1,263,044
VMware, Inc. – Class A(c)	10,721	1,809,490

		25,303,498

Technology Hardware, Storage & Peripherals – 1.5%
Apple, Inc.	24,175	4,541,757
Hewlett Packard Enterprise Co.	17,443	296,357
Logitech International SA (REG)	3,772	260,956
NetApp, Inc.	5,045	386,952
Ricoh Co., Ltd.	18,000	146,635
Samsung Electronics Co., Ltd.	24,599	1,244,125

		6,876,782

		52,023,954

Health Care – 9.5%
Biotechnology – 1.7%
AbbVie, Inc.	7,515	1,104,404
Abcam PLC (Sponsored ADR)(c)	56,661	1,281,672
Alnylam Pharmaceuticals, Inc.(c)	1,957	387,134
Amgen, Inc.	1,492	382,459
Biogen, Inc.(c)	1,046	279,659
Contra Chinook Therape(a)(b)(c)	30,997	– 0	–
Genmab A/S(c)	721	276,240
Gilead Sciences, Inc.	5,009	383,089
Horizon Therapeutics PLC(c)	13,243	1,493,016
Incyte Corp.(c)	3,902	251,796
Seagen, Inc.(c)	7,027	1,448,054
United Therapeutics Corp.(c)	1,093	245,225
Vertex Pharmaceuticals, Inc.(c)	391	136,201

		7,668,949

Health Care Equipment & Supplies – 1.8%
Abbott Laboratories	21,492	2,211,527
Cooper Cos., Inc. (The)	4,631	1,713,424
Dexcom, Inc.(c)	1,199	121,075
GE Healthcare, Inc.(c)	4,959	349,362
Koninklijke Philips NV(c)(d)	26,234	589,519
Medtronic PLC	18,725	1,526,087
NuVasive, Inc.(c)	35,380	1,406,355
Zimmer Biomet Holdings, Inc.	2,890	344,257

		8,261,606

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Providers & Services – 1.6%
ABIOMED, Inc.(a)(b)(c)	3,960	$	– 0	–
Amedisys, Inc.(c)	14,797		1,387,219
Cardinal Health, Inc.	4,309		376,305
Cencora, Inc.	2,154		379,061
Centene Corp.(c)	3,856		237,722
Elevance Health, Inc.	5,634		2,490,284
Fresenius Medical Care AG & Co. KGaA	7,675		369,532
Humana, Inc.	864		398,848
McKesson Corp.	1,626		670,433
UnitedHealth Group, Inc.	2,384		1,136,166

			7,445,570

Health Care Technology – 0.3%
EMIS Group PLC	62,058		1,504,692

Life Sciences Tools & Services – 1.5%
Illumina, Inc.(c)	8,095		1,337,456
IQVIA Holdings, Inc.(c)	13,636		3,035,782
Syneos Health, Inc.(c)	17,511		748,245
Thermo Fisher Scientific, Inc.	2,889		1,609,462

			6,730,945

Pharmaceuticals – 2.6%
AstraZeneca PLC (Sponsored ADR)	6,443		436,964
Chugai Pharmaceutical Co., Ltd.	8,300		253,000
Eli Lilly & Co.	2,303		1,276,323
Jazz Pharmaceuticals PLC(c)	2,636		377,897
Johnson & Johnson	1,102		178,171
Merck & Co., Inc.	8,342		909,111
Novo Nordisk A/S – Class B	9,351		1,724,827
Reata Pharmaceuticals, Inc. – Class A(c)	5,761		973,609
Roche Holding AG (Genusschein)	5,944		1,744,494
Sanofi	14,548		1,549,419
Takeda Pharmaceutical Co., Ltd.	18,300		565,563
Zoetis, Inc.	9,782		1,863,569

			11,852,947

			43,464,709

Financials – 8.6%
Banks – 2.0%
ABN AMRO Bank NV(e)	29,798		438,326
American National Bankshares, Inc.	7,714		302,389
Banco Bilbao Vizcaya Argentaria SA	54,094		426,796
Banco Santander SA	111,426		434,963
Bank Leumi Le-Israel BM	53,004		411,444
BNP Paribas SA	11,244		727,123
Credit Agricole SA	30,125		379,734
DBS Group Holdings Ltd.	11,800		290,441

20 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Erste Group Bank AG	10,270	$366,371
HSBC Holdings PLC	51,668	381,166
JPMorgan Chase & Co.	5,438	795,742
Lakeland Bancorp, Inc.	33,573	453,571
Mizrahi Tefahot Bank Ltd.	1,205	39,621
NatWest Group PLC	73,832	214,710
Nordea Bank Abp (Stockholm)	30,027	328,953
Oversea-Chinese Banking Corp., Ltd.	49,400	458,348
Royal Bank of Canada	6,172	556,083
Standard Chartered PLC	41,467	373,108
Sumitomo Mitsui Financial Group, Inc.	13,600	621,744
Toronto-Dominion Bank (The)	4,579	279,308
UniCredit SpA	17,321	421,993
Wells Fargo & Co.	10,188	420,663

		9,122,597

Capital Markets – 2.4%
Ameriprise Financial, Inc.	1,190	401,720
BlackRock, Inc.	606	424,527
Charles Schwab Corp. (The)	39,679	2,347,013
EQT AB(d)	25,260	507,759
Euronext NV(e)	5,887	424,986
Focus Financial Partners, Inc. – Class A(c)	16,851	892,935
Goldman Sachs Group, Inc. (The)	8,003	2,622,663
Gresham House PLC	3,187	42,795
Houlihan Lokey, Inc.	3,827	403,136
Julius Baer Group Ltd.	19,875	1,379,512
London Stock Exchange Group PLC	2,776	287,189
Moody’s Corp.	1,281	431,441
S&P Global, Inc.	963	376,398
Singapore Exchange Ltd.	35,300	251,297
T. Rowe Price Group, Inc.	1,802	202,239
TMX Group Ltd.	5,633	124,650

		11,120,260

Consumer Finance – 0.4%
American Express Co.	9,773	1,544,036
Synchrony Financial	8,717	281,385

		1,825,421

Financial Services – 2.5%
Apollo Global Management, Inc.	4,853	423,861
Berkshire Hathaway, Inc. – Class B(c)	2,420	871,684
Element Fleet Management Corp.	7,343	112,873
FleetCor Technologies, Inc.(c)	182	49,455
Home Capital Group, Inc.	24,502	802,589
Mastercard, Inc. – Class A	12,901	5,323,469
PayPal Holdings, Inc.(c)	12,900	806,379

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Visa, Inc. – Class A	12,795	$3,143,475

		11,533,785

Insurance – 1.3%
Allianz SE (REG)	1,163	282,701
American Equity Investment Life Holding Co.(c)	7,217	387,409
American International Group, Inc.	7,153	418,594
Assicurazioni Generali SpA	19,089	395,390
AXA SA	18,371	551,955
iA Financial Corp., Inc.	5,905	370,461
Japan Post Insurance Co., Ltd.	23,400	376,671
Manulife Financial Corp.	16,835	311,233
Marsh & McLennan Cos., Inc.	3,973	774,695
Medibank Pvt Ltd.	156,555	370,361
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	594	230,567
Poste Italiane SpA(e)	34,314	380,917
Progressive Corp. (The)	1,415	188,860
Sampo Oyj – Class A	10,094	443,067
Willis Towers Watson PLC	1,720	355,627

		5,838,508

		39,440,571

Consumer Discretionary – 6.7%
Automobile Components – 0.6%
Aisin Corp.	11,700	390,463
Aptiv PLC(c)	17,165	1,741,389
Lear Corp.	2,588	372,905

		2,504,757

Automobiles – 0.3%
Honda Motor Co., Ltd.	10,200	329,627
Nissan Motor Co., Ltd.(d)	91,700	389,929
Tesla, Inc.(c)	2,778	716,946

		1,436,502

Broadline Retail – 1.4%
Alibaba Group Holding Ltd.(c)	33,500	388,805
Alibaba Group Holding Ltd. (Sponsored ADR)(c)	11,110	1,032,119
Amazon.com, Inc.(c)	30,736	4,241,876
ATD New Holdings, Inc.(a)(c)	2,609	98,490
K201640219 South Africa Ltd.(a)(b)(c)(f)	465,862	– 0	–
K201640219 South Africa Ltd. Series B(a)(b)(c)(f)	73,623	– 0	–
MercadoLibre, Inc.(c)	229	314,270
Prosus NV(c)	4,354	300,315

		6,375,875

22 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples Distribution & Retail – 0.0%
HelloFresh SE(c)	5,670	$182,733

Diversified Consumer Services – 0.2%
Service Corp. International/US	13,731	866,564

Hotels, Restaurants & Leisure – 1.4%
Booking Holdings, Inc.(c)	159	493,700
Caesars Entertainment, Inc.(c)	367	20,280
Compass Group PLC	41,566	1,048,158
Galaxy Entertainment Group Ltd.(c)	97,300	643,124
InterContinental Hotels Group PLC	7,475	562,235
La Francaise des Jeux SAEM(e)	9,632	348,289
Lottery Corp., Ltd. (The)	54,780	178,187
NEOGAMES SA(c)	13,064	350,115
Royal Caribbean Cruises Ltd.(c)	1,459	144,353
Starbucks Corp.	14,839	1,445,912
Whitbread PLC	6,658	289,580
Yum China Holdings, Inc.	18,378	986,715

		6,510,648

Household Durables – 0.3%
iRobot Corp.(c)	9,538	370,933
Lennar Corp. – Class A	3,388	403,477
NVR, Inc.(c)	63	401,772
PulteGroup, Inc.	4,942	405,540

		1,581,722

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	13,700	317,803

Specialty Retail – 1.3%
AutoZone, Inc.(c)	400	1,012,532
Home Depot, Inc. (The)	1,469	485,211
Industria de Diseno Textil SA	11,068	424,030
O’Reilly Automotive, Inc.(c)	274	257,478
TJX Cos., Inc. (The)	33,383	3,087,260
Ulta Beauty, Inc.(c)	523	217,061
ZOZO, Inc.	19,100	381,446

		5,865,018

Textiles, Apparel & Luxury Goods – 1.1%
Capri Holdings Ltd.(c)	24,517	1,286,897
Kering SA	1,038	555,050
NIKE, Inc. – Class B	25,664	2,610,285
Pandora A/S	3,564	369,082

		4,821,314

		30,462,936

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrials – 5.5%
Aerospace & Defense – 0.2%
BAE Systems PLC	30,941	$393,810
Rheinmetall AG	1,378	374,299

		768,109

Air Freight & Logistics – 0.0%
Kuehne & Nagel International AG (REG)	670	201,298

Automobile Components – 0.0%
Energy Technology(a)(b)(c)	13	5,525

Building Products – 0.8%
A O Smith Corp.	5,361	388,672
Builders FirstSource, Inc.(c)	2,834	411,043
Cie de Saint-Gobain SA	3,790	246,548
Otis Worldwide Corp.	25,197	2,155,603
Owens Corning	2,738	394,026

		3,595,892

Commercial Services & Supplies – 0.7%
Copart, Inc.(c)	8,750	392,262
Republic Services, Inc.	4,889	704,651
Rollins, Inc.	8,819	348,968
Stericycle, Inc.(c)	26,165	1,156,755
TOPPAN, Inc.	16,700	403,404

		3,006,040

Construction & Engineering – 0.0%
AECOM	2,601	228,238

Electrical Equipment – 0.7%
Eaton Corp. PLC	9,428	2,171,928
Hubbell, Inc.	1,234	402,346
Prysmian SpA	10,761	439,656
Schneider Electric SE	1,976	338,703

		3,352,633

Ground Transportation – 0.2%
Canadian National Railway Co.(d)	3,297	371,376
CSX Corp.	18,273	551,845

		923,221

Industrial Conglomerates – 0.1%
Jardine Cycle & Carriage Ltd.	14,800	365,688
Smiths Group PLC	2,320	48,117

		413,805

Machinery – 0.6%
ANDRITZ AG	4,228	224,592
Caterpillar, Inc.	1,743	490,009
Cummins, Inc.	1,618	372,205

24 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Daimler Truck Holding AG	5,177	$182,161
Dover Corp.	3,010	446,383
Illinois Tool Works, Inc.	180	44,523
Snap-on, Inc.	1,396	374,966
Volvo AB – Class A	11,173	228,530
Volvo AB – Class B	7,817	157,541

		2,520,910

Passenger Airlines – 0.3%
Delta Air Lines, Inc.	3,155	135,286
Singapore Airlines Ltd.	68,800	349,582
Spirit Airlines, Inc.	57,213	944,015

		1,428,883

Professional Services – 1.7%
Automatic Data Processing, Inc.	12,808	3,261,045
Booz Allen Hamilton Holding Corp.	2,190	248,149
Experian PLC	10,551	368,479
Majorel Group Luxembourg SA	17,653	565,647
Paychex, Inc.	4,958	606,016
RELX PLC (Amsterdam)	22,670	737,970
RELX PLC (London)	17,128	558,282
Robert Half, Inc.	4,885	361,295
Verisk Analytics, Inc.	1,703	412,501
Wolters Kluwer NV	6,010	724,147

		7,843,531

Trading Companies & Distributors – 0.2%
Fastenal Co.	3,671	211,376
Toyota Tsusho Corp.	1,600	95,246
Triton International Ltd.	8,597	721,374

		1,027,996

		25,316,081

Communication Services – 3.3%
Diversified Telecommunication Services – 0.6%
BCE, Inc.(d)	5,727	242,609
Charter Communications, Inc. – Class A(c)	193	84,557
Comcast Corp. – Class A	12,993	607,553
Deutsche Telekom AG (REG)	20,868	446,649
HKT Trust & HKT Ltd.	283,000	301,584
Intelsat Emergence SA(a)(c)	1,656	35,273
Intelsat Jackson Holdings SA(a)(b)(c)	173	1,038
Radius Global Infrastructure, Inc. – Class A(c)	30,048	448,316
Spark New Zealand Ltd.	45,929	138,949
Telstra Group Ltd.	137,366	356,343

		2,662,871

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Entertainment – 0.9%
Activision Blizzard, Inc.	19,545	$1,797,945
Electronic Arts, Inc.	14,132	1,695,558
Live Nation Entertainment, Inc.(c)	4,446	375,820
Universal Music Group NV	16,685	413,674

		4,282,997

Interactive Media & Services – 1.5%
Alphabet, Inc. – Class A(c)	6,192	843,165
Alphabet, Inc. – Class C(c)	37,077	5,092,526
Auto Trader Group PLC(e)	30,828	236,403
Kakaku.com, Inc.	12,400	147,593
Meta Platforms, Inc. – Class A(c)	2,215	655,396

		6,975,083

Media – 0.2%
DISH Network Corp. – Class A(c)	609	3,654
Fox Corp. – Class B	11,686	356,657
iHeartMedia, Inc. – Class A(c)	2,453	8,855
Informa PLC	34,588	319,575
National CineMedia, Inc.	6,356	28,793

		717,534

Wireless Telecommunication Services – 0.1%
SoftBank Corp.	35,300	404,845

		15,043,330

Consumer Staples – 3.2%
Beverages – 1.6%
Asahi Group Holdings Ltd.	51,239	1,993,471
Carlsberg AS – Class B	3,065	443,192
Coca-Cola Co. (The)	54,062	3,234,530
Coca-Cola HBC AG	9,752	280,925
Constellation Brands, Inc. – Class A	6,066	1,580,557

		7,532,675

Consumer Staples Distribution & Retail – 0.8%
Albertsons Cos., Inc. – Class A	59,722	1,337,773
J Sainsbury PLC	109,162	373,307
Jeronimo Martins SGPS SA	13,551	345,441
Koninklijke Ahold Delhaize NV	19,228	628,948
Kroger Co. (The)	7,987	370,517
Loblaw Cos., Ltd.	3,506	304,440
Walmart, Inc.	3,039	494,172

		3,854,598

Food Products – 0.4%
Archer-Daniels-Midland Co.	3,910	310,063
Bunge Ltd.	3,329	380,571

26 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Lamb Weston Holdings, Inc.	3,922	$382,042
Nestle SA (REG)	2,083	250,459
Sovos Brands, Inc.(c)	14,810	331,744

		1,654,879

Household Products – 0.3%
Clorox Co. (The)	2,521	394,410
Kimberly-Clark Corp.	3,183	410,066
Procter & Gamble Co. (The)	2,083	321,490
Southeastern Grocers, Inc.(a)(b)(c)	8,714	213,493

		1,339,459

Tobacco – 0.1%
Philip Morris International, Inc.	3,744	359,649

		14,741,260

Energy – 1.8%
Energy Equipment & Services – 0.2%
CHC Group LLC(c)	1,138	– 0	–
Schlumberger NV	12,985	765,596

		765,596

Metals & Mining – 0.0%
Artsonig Pty Ltd.(a)(b)(c)	51,133	– 0	–

Oil, Gas & Consumable Fuels – 1.6%
Ampol Ltd.	13,530	308,200
Athabasca Oil Corp.(c)	19,242	53,403
Battalion Oil Corp.(c)	1	6
Berry Corp.	5,577	47,795
Cheniere Energy, Inc.	5,451	889,603
Civitas Resources, Inc.	493	40,534
Denbury, Inc.(c)	15,088	1,381,759
Equinor ASA	24,227	744,041
Exxon Mobil Corp.	1,669	185,576
Galp Energia SGPS SA	19,941	275,229
HF Sinclair Corp.	1,217	67,044
Imperial Oil Ltd.(d)	4,196	238,276
Marathon Petroleum Corp.	2,996	427,739
Parkland Corp.	13,407	354,722
SandRidge Energy, Inc.	14	224
Shell PLC	84,587	2,586,270

		7,600,421

		8,366,017

Materials – 1.4%
Chemicals – 0.7%
Chr Hansen Holding A/S	13,351	870,546
Linde PLC	3,137	1,214,145
Mitsubishi Chemical Group Corp.(d)	62,100	370,719

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sherwin-Williams Co. (The)	1,592	$432,578
Sumitomo Chemical Co., Ltd.	123,400	341,611

		3,229,599

Construction Materials – 0.1%
CRH PLC	7,333	421,895
Heidelberg Materials AG	3,003	241,461

		663,356

Containers & Packaging – 0.0%
Westrock Co.	16	523

Metals & Mining – 0.6%
BlueScope Steel Ltd.	26,684	360,755
Fortescue Metals Group Ltd.(d)	26,754	368,333
JFE Holdings, Inc.	17,600	278,047
Kinross Gold Corp.	51,098	259,423
Lundin Mining Corp.(d)	49,406	383,196
Pilbara Minerals Ltd.(d)	17,319	51,923
Rio Tinto Ltd.	2,257	163,466
Steel Dynamics, Inc.	2,070	220,641
Teck Resources Ltd. – Class B	12,132	501,729

		2,587,513

Paper & Forest Products – 0.0%
Resolute Forest Products, Inc.(a)(b)(c)	14,789	– 0	–

		6,480,991

Utilities – 1.0%
Electric Utilities – 0.6%
American Electric Power Co., Inc.	3,525	276,360
Endesa SA	17,910	371,954
Enel SpA	47,714	320,391
PNM Resources, Inc.	34,082	1,510,173
Xcel Energy, Inc.	5,421	309,702

		2,788,580

Independent Power and Renewable Electricity Producers – 0.1%
Vistra Corp.	12,324	387,220

Multi-Utilities – 0.2%
Centrica PLC	148,945	285,880
Consolidated Edison, Inc.	4,458	396,584
E.ON SE	10,675	131,405

		813,869

Water Utilities – 0.1%
Essential Utilities, Inc.	9,983	368,373

		4,358,042

28 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Real Estate – 0.8%
Real Estate Management & Development – 0.3%
CBRE Group, Inc. – Class A(c)		17,537	$1,491,522

Specialized REITs – 0.5%
American Tower Corp.		9,782	1,773,672
Weyerhaeuser Co.		11,756	385,009

			2,158,681

			3,650,203

Total Common Stocks (cost $201,060,276)			243,348,094

		Principal Amount (000)
CORPORATES - NON-INVESTMENT GRADE – 5.9%
Industrial – 5.2%
Basic – 0.3%
Arsenal AIC Parent LLC 8.00%, 10/01/2030(e)	U.S.$	67	68,408
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(e)		156	105,284
7.50%, 09/30/2029(e)		73	37,956
Cleveland-Cliffs, Inc. 4.625%, 03/01/2029(d)(e)		25	22,135
6.75%, 03/15/2026(e)		12	12,026
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026		20	19,315
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(e)		64	57,470
Element Solutions, Inc. 3.875%, 09/01/2028(e)		91	79,976
ERP Iron Ore LLC 9.039%, 12/31/2019(a)(b)(c)(g)(h)		12	3,887
FMG Resources (August 2006) Pty Ltd. 4.50%, 09/15/2027(e)		36	33,179
6.125%, 04/15/2032(e)		166	154,143
Graham Packaging Co., Inc. 7.125%, 08/15/2028(e)		28	24,614
INEOS Styrolution Group GmbH 2.25%, 01/16/2027(e)	EUR	149	139,175
Ingevity Corp. 3.875%, 11/01/2028(e)	U.S.$	10	8,495

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(e)(h)	U.S.$	52	$42,579
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(e)		123	110,701
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(a)(b)(c)(g)(i)		146	– 0	–
Olympus Water US Holding Corp. 9.75%, 11/15/2028(e)		214	215,759
Sealed Air Corp./Sealed Air Corp. US 6.125%, 02/01/2028(e)		28	27,579
Vibrantz Technologies, Inc. 9.00%, 02/15/2030(d)(e)		172	141,843
WR Grace Holdings LLC 4.875%, 06/15/2027(e)		59	55,055
5.625%, 08/15/2029(e)		23	19,416

			1,378,995

Capital Goods – 0.5%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(e)(h)	EUR	202	166,426
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.125%, 08/15/2026(e)		218	210,272
Ball Corp. 6.00%, 06/15/2029	U.S.$	82	80,851
Calderys Financing LLC 11.25%, 06/01/2028(e)		143	146,752
Chart Industries, Inc. 7.50%, 01/01/2030(e)		45	46,148
Clean Harbors, Inc. 4.875%, 07/15/2027(e)		3	2,870
6.375%, 02/01/2031(e)		16	15,918
Eco Material Technologies, Inc. 7.875%, 01/31/2027(e)		121	118,435
Emerald Debt Merger Sub LLC 6.625%, 12/15/2030(e)		48	47,301
EnerSys 4.375%, 12/15/2027(e)		100	91,645
Enviri Corp. 5.75%, 07/31/2027(e)		122	105,232
GFL Environmental, Inc. 5.125%, 12/15/2026(e)		15	14,512
Griffon Corp. 5.75%, 03/01/2028		10	9,325

30 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

LSB Industries, Inc. 6.25%, 10/15/2028(d)(e)(j)	U.S.$	93	$84,995
Madison IAQ LLC 5.875%, 06/30/2029(e)		185	155,772
Moog, Inc. 4.25%, 12/15/2027(e)		42	38,460
TK Elevator Midco GmbH 4.375%, 07/15/2027(e)	EUR	201	198,219
TransDigm UK Holdings PLC 6.875%, 05/15/2026	U.S.$	265	269,614
TransDigm, Inc. 6.25%, 03/15/2026(e)		47	46,696
6.875%, 12/15/2030(e)		162	163,333
Trinity Industries, Inc. 7.75%, 07/15/2028(e)		92	93,871
Triumph Group, Inc. 7.75%, 08/15/2025(d)		42	39,597
9.00%, 03/15/2028(e)		167	168,381
WESCO Distribution, Inc. 7.25%, 06/15/2028(e)		47	47,902

			2,362,527

Communications - Media – 0.7%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(e)		21	18,299
Altice Financing SA 5.75%, 08/15/2029(e)		279	220,823
AMC Networks, Inc. 4.25%, 02/15/2029		181	116,673
4.75%, 08/01/2025		109	102,130
Arches Buyer, Inc. 4.25%, 06/01/2028(e)		10	8,705
6.125%, 12/01/2028(e)		39	33,479
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(e)		111	84,999
4.50%, 08/15/2030(e)		105	88,444
4.75%, 02/01/2032(e)		88	73,014
7.375%, 03/01/2031(e)		29	28,821
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(e)		35	31,350
CSC Holdings LLC 3.375%, 02/15/2031(e)		200	137,456
DISH DBS Corp. 5.125%, 06/01/2029		53	28,626
5.25%, 12/01/2026(e)		135	114,097
5.75%, 12/01/2028(e)		94	73,166
7.375%, 07/01/2028		98	61,267

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

DISH Network Corp. 3.375%, 08/15/2026(k)	U.S.$	56	$34,180
Gray Escrow II, Inc. 5.375%, 11/15/2031(e)		129	89,984
Gray Television, Inc. 5.875%, 07/15/2026(e)		10	9,120
iHeartCommunications, Inc. 4.75%, 01/15/2028(e)		35	26,947
5.25%, 08/15/2027(e)		10	7,907
6.375%, 05/01/2026		22	19,137
8.375%, 05/01/2027		137	94,506
Lamar Media Corp. 4.875%, 01/15/2029		4	3,739
LCPR Senior Secured Financing DAC 5.125%, 07/15/2029(e)		203	171,232
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(e)		139	124,066
National CineMedia LLC 5.75%, 08/15/2026(a)(b)(c)		33	– 0	–
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 03/15/2030(e)		61	49,647
Scripps Escrow II, Inc. 3.875%, 01/15/2029(e)		6	4,820
Sinclair Television Group, Inc. 4.125%, 12/01/2030(e)		10	6,439
5.50%, 03/01/2030(e)		107	56,807
Sirius XM Radio, Inc. 3.875%, 09/01/2031(e)		116	90,269
4.00%, 07/15/2028(e)		302	261,592
Summer BC Holdco B SARL 5.75%, 10/31/2026(e)	EUR	150	147,724
TEGNA, Inc. 4.75%, 03/15/2026(e)	U.S.$	35	33,612
5.00%, 09/15/2029		110	96,918
Univision Communications, Inc. 6.625%, 06/01/2027(e)		144	139,416
7.375%, 06/30/2030(e)		25	24,213
8.00%, 08/15/2028(e)		78	78,016
Urban One, Inc. 7.375%, 02/01/2028(e)		203	177,308

			2,968,948

Communications - Telecommunications – 0.2%
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(e)		200	189,992

32 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Consolidated Communications, Inc. 6.50%, 10/01/2028(d)(e)	U.S.$	85	$65,286
Embarq Corp. 7.995%, 06/01/2036		89	54,203
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(a)(b)(c)(g)		177	– 0	–
Level 3 Financing, Inc. 4.25%, 07/01/2028(e)		29	18,992
4.625%, 09/15/2027(e)		63	47,279
Telecom Italia Capital SA 7.20%, 07/18/2036		105	94,814
United Group BV 4.625%, 08/15/2028(e)	EUR	191	176,527
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(e)	U.S.$	200	167,174

			814,267

Consumer Cyclical - Automotive – 0.4%
Allison Transmission, Inc. 5.875%, 06/01/2029(e)		60	57,963
Clarios Global LP/Clarios US Finance Co. 6.25%, 05/15/2026(e)		69	68,458
8.50%, 05/15/2027(e)		10	10,112
Dana, Inc. 5.375%, 11/15/2027		11	10,463
5.625%, 06/15/2028(d)		17	15,996
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(e)		179	168,276
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(a)(b)(c)(i)		59	– 0	–
(First Lien) 11.00%, 10/31/2024(a)(b)(c)(i)		24	– 0	–
Ford Motor Co. 6.10%, 08/19/2032(d)		284	270,916
Goodyear Tire & Rubber Co. (The) 5.25%, 07/15/2031		49	42,196
Jaguar Land Rover Automotive PLC 5.875%, 01/15/2028(e)		200	184,188
Mclaren Finance PLC 7.50%, 08/01/2026(e)		200	177,092
PM General Purchaser LLC 9.50%, 10/01/2028(e)		103	98,939
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(e)		140	113,938
Tenneco, Inc. 8.00%, 11/17/2028(e)		216	177,882

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Titan International, Inc. 7.00%, 04/30/2028	U.S.$	108	$102,831
ZF North America Capital, Inc. 4.75%, 04/29/2025(e)		161	156,114
7.125%, 04/14/2030(e)		157	158,890

			1,814,254

Consumer Cyclical - Entertainment – 0.3%
Carnival Corp. 4.00%, 08/01/2028(e)		58	51,881
5.75%, 03/01/2027(e)		112	105,419
9.875%, 08/01/2027(e)		60	63,395
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, 04/15/2027		74	69,854
5.50%, 05/01/2025(e)		179	177,638
Lindblad Expeditions LLC 6.75%, 02/15/2027(e)		37	35,751
NCL Corp., Ltd. 5.875%, 03/15/2026(e)		62	58,400
8.375%, 02/01/2028(e)		58	59,766
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(e)		112	105,454
5.50%, 08/31/2026(e)		90	86,415
5.50%, 04/01/2028(e)		93	87,237
7.25%, 01/15/2030(e)		27	27,429
9.25%, 01/15/2029(e)		83	88,456
11.50%, 06/01/2025(e)		48	50,750
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(e)		93	94,637
Six Flags Entertainment Corp. 7.25%, 05/15/2031(e)		75	71,926
Vail Resorts, Inc. 6.25%, 05/15/2025(e)		25	24,897
Viking Cruises Ltd. 5.875%, 09/15/2027(e)		196	183,217
7.00%, 02/15/2029(e)		75	71,045
9.125%, 07/15/2031(e)		36	37,202
VOC Escrow Ltd. 5.00%, 02/15/2028(e)		13	12,091

			1,562,860

Consumer Cyclical - Other – 0.4%
Adams Homes, Inc. 7.50%, 02/15/2025(e)		63	62,083

34 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(e)	U.S.$	113	$94,262
6.25%, 09/15/2027(e)		3	2,776
Builders FirstSource, Inc. 6.375%, 06/15/2032(e)		100	97,646
Caesars Entertainment, Inc. 6.25%, 07/01/2025(e)		102	101,277
7.00%, 02/15/2030(e)		9	9,037
Everi Holdings, Inc. 5.00%, 07/15/2029(e)		18	16,053
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(e)		173	161,944
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(e)		89	73,883
5.375%, 05/01/2025(e)		21	20,812
5.75%, 05/01/2028(e)		22	21,576
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(e)		72	60,717
5.00%, 06/01/2029(e)		121	107,148
Installed Building Products, Inc. 5.75%, 02/01/2028(e)		31	29,175
Mattamy Group Corp. 4.625%, 03/01/2030(d)(e)		88	77,810
MGM Resorts International 4.75%, 10/15/2028		10	9,075
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, 09/01/2029(e)		17	13,527
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 04/01/2029		87	77,452
4.75%, 02/15/2028		55	50,611
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(e)		197	190,334
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(e)		69	66,864
5.875%, 06/15/2027(e)		3	2,948
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 03/01/2024(e)		182	182,000
Travel + Leisure Co. 4.50%, 12/01/2029(e)		136	117,033
4.625%, 03/01/2030(e)		94	80,958
6.625%, 07/31/2026(e)		143	141,646

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(e)	U.S.$	93	$88,046

			1,956,693

Consumer Cyclical - Restaurants – 0.0%
1011778 BC ULC/New Red Finance, Inc. 5.75%, 04/15/2025(e)		53	52,617

Consumer Cyclical - Retailers – 0.4%
Arko Corp. 5.125%, 11/15/2029(e)		46	37,809
Asbury Automotive Group, Inc. 4.625%, 11/15/2029(d)(e)		60	53,007
5.00%, 02/15/2032(e)		24	20,632
Bath & Body Works, Inc. 6.625%, 10/01/2030(e)		23	22,488
6.75%, 07/01/2036		58	53,469
6.875%, 11/01/2035		131	122,478
6.95%, 03/01/2033		69	64,718
9.375%, 07/01/2025(e)		32	33,462
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(e)(h)		48	44,498
Beacon Roofing Supply, Inc. 6.50%, 08/01/2030(e)		28	27,683
Carvana Co. 5.50%, 04/15/2027(e)		14	10,220
FirstCash, Inc. 4.625%, 09/01/2028(e)		22	19,597
5.625%, 01/01/2030(e)		93	84,518
Foundation Building Materials, Inc. 6.00%, 03/01/2029(e)		24	20,340
Group 1 Automotive, Inc. 4.00%, 08/15/2028(e)		4	3,551
Kontoor Brands, Inc. 4.125%, 11/15/2029(e)		90	76,481
LBM Acquisition LLC 6.25%, 01/15/2029(e)		20	17,606
LCM Investments Holdings II LLC 8.25%, 08/01/2031(e)		40	40,058
Levi Strauss & Co. 3.50%, 03/01/2031(d)(e)		15	12,198
Michaels Cos., Inc. (The) 7.875%, 05/01/2029(e)		144	99,500
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(e)		70	66,447

36 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(e)	U.S.$	271	$258,699
Sonic Automotive, Inc.
4.625%, 11/15/2029(d)(e)		39	33,345
4.875%, 11/15/2031(d)(e)		74	61,513
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(e)		100	95,433
SRS Distribution, Inc. 6.125%, 07/01/2029(e)		29	25,401
Staples, Inc. 7.50%, 04/15/2026(e)		228	188,025
TPro Acquisition Corp. 11.00%, 10/15/2024(e)		36	36,078
White Cap Buyer LLC 6.875%, 10/15/2028(e)		101	92,472

			1,721,726

Consumer Non-Cyclical – 0.5%
Acadia Healthcare Co., Inc. 5.50%, 07/01/2028(e)		88	83,436
AdaptHealth LLC 6.125%, 08/01/2028(e)		25	22,623
AHP Health Partners, Inc. 5.75%, 07/15/2029(e)		12	10,276
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.25%, 03/15/2026(e)		184	171,212
Bausch Health Cos., Inc. 4.875%, 06/01/2028(e)		173	102,717
6.25%, 02/15/2029(e)		7	3,064
7.25%, 05/30/2029(e)		48	21,415
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(d)(e)		18	17,487
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(e)		27	20,279
6.125%, 04/01/2030(e)		91	52,383
6.875%, 04/15/2029(e)		205	125,517
6.875%, 04/01/2028(e)		53	32,022
Darling Ingredients, Inc. 6.00%, 06/15/2030(e)		47	45,939
DaVita, Inc. 3.75%, 02/15/2031(e)		45	35,831
4.625%, 06/01/2030(e)		69	59,189
Embecta Corp. 5.00%, 02/15/2030(e)		42	34,538
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(e)		13	6,247

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Fortrea Holdings, Inc. 7.50%, 07/01/2030(e)	U.S.$	43	$42,126
Garden Spinco Corp. 8.625%, 07/20/2030(e)		71	75,788
Global Medical Response, Inc. 6.50%, 10/01/2025(e)		85	58,771
Grifols SA 4.75%, 10/15/2028(d)(e)		200	175,548
IQVIA, Inc. 6.50%, 05/15/2030(e)		214	215,742
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(e)		132	116,860
Legacy LifePoint Health LLC 4.375%, 02/15/2027(e)		67	57,971
Medline Borrower LP 3.875%, 04/01/2029(e)		93	81,003
5.25%, 10/01/2029(e)		167	148,294
ModivCare Escrow Issuer, Inc. 5.00%, 10/01/2029(e)		17	12,543
ModivCare, Inc. 5.875%, 11/15/2025(e)		17	16,132
Newell Brands, Inc. 6.375%, 09/15/2027(d)		19	18,654
6.625%, 09/15/2029(d)		69	68,343
Option Care Health, Inc. 4.375%, 10/31/2029(e)		85	74,922
Post Holdings, Inc. 5.50%, 12/15/2029(e)		131	121,144
Primo Water Holdings, Inc. 4.375%, 04/30/2029(e)		20	17,562
Spectrum Brands, Inc. 3.875%, 03/15/2031(e)		185	155,004
Tenet Healthcare Corp. 6.125%, 10/01/2028(d)		65	62,605
6.125%, 06/15/2030		39	37,848
Triton Water Holdings, Inc. 6.25%, 04/01/2029(e)		65	55,700
US Acute Care Solutions LLC 6.375%, 03/01/2026(e)		59	51,394

			2,508,129

Energy – 0.5%
Berry Petroleum Co. LLC 7.00%, 02/15/2026(e)		58	55,813
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(e)		37	37,147

38 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Citgo Holding, Inc. 9.25%, 08/01/2024(e)	U.S.$	50	$50,026
CITGO Petroleum Corp. 6.375%, 06/15/2026(e)		43	42,125
7.00%, 06/15/2025(e)		152	150,556
Civitas Resources, Inc. 5.00%, 10/15/2026(e)		23	21,821
8.375%, 07/01/2028(e)		96	98,871
8.75%, 07/01/2031(e)		93	96,326
CNX Resources Corp.
6.00%, 01/15/2029(e)		47	44,745
7.25%, 03/14/2027(d)(e)		2	1,998
Comstock Resources, Inc. 6.75%, 03/01/2029(e)		36	33,647
Crescent Energy Finance LLC 7.25%, 05/01/2026(e)		56	55,283
9.25%, 02/15/2028(e)		51	52,150
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(e)		90	85,283
EQM Midstream Partners LP 4.50%, 01/15/2029(e)		77	69,917
4.75%, 01/15/2031(d)(e)		75	66,279
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026(d)		19	18,410
6.50%, 10/01/2025		21	20,724
7.75%, 02/01/2028		45	43,757
8.00%, 01/15/2027		9	8,877
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		38	36,045
7.00%, 08/01/2027		43	42,401
Gulfport Energy Corp. 6.00%, 10/15/2024(c)		62	39
6.375%, 05/15/2025(c)		71	45
6.375%, 01/15/2026(c)		208	131
6.625%, 05/01/2023(c)(g)		12	8
8.00%, 05/17/2026(e)		53	53,617
Hess Midstream Operations LP 4.25%, 02/15/2030(e)		14	12,301
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(e)		21	19,665
6.00%, 02/01/2031(e)		30	27,599
Howard Midstream Energy Partners LLC 8.875%, 07/15/2028(e)		55	56,834
ITT Holdings LLC 6.50%, 08/01/2029(e)		145	130,870

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Murphy Oil Corp. 5.875%, 12/01/2042(j)	U.S.$	51	$42,947
Nabors Industries Ltd. 7.25%, 01/15/2026(e)		43	41,388
7.50%, 01/15/2028(e)		117	107,921
New Fortress Energy, Inc. 6.75%, 09/15/2025(e)		102	98,500
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(e)		149	148,397
NuStar Logistics LP 6.375%, 10/01/2030		17	16,414
Southwestern Energy Co. 5.375%, 02/01/2029		78	73,947
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 9.00%, 10/15/2026(e)(j)		61	59,027
Sunoco LP/Sunoco Finance Corp. 5.875%, 03/15/2028		129	125,598
6.00%, 04/15/2027		4	3,958
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 6.00%, 12/31/2030(e)		15	13,483
6.00%, 09/01/2031(e)		8	7,100
Venture Global LNG, Inc. 8.125%, 06/01/2028(e)		109	110,076
8.375%, 06/01/2031(e)		109	109,980

			2,392,046

Other Industrial – 0.0%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(e)		5	4,536
Ritchie Bros Holdings, Inc. 6.75%, 03/15/2028(e)		51	51,638
7.75%, 03/15/2031(e)		40	41,363

			97,537

Services – 0.5%
ADT Security Corp. (The) 4.875%, 07/15/2032(e)		7	6,074
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(e)		31	29,511
9.75%, 07/15/2027(e)		206	189,205
ANGI Group LLC 3.875%, 08/15/2028(e)		91	73,042
APX Group, Inc. 5.75%, 07/15/2029(e)		114	98,262
6.75%, 02/15/2027(e)		42	40,833

40 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Aramark Services, Inc. 5.00%, 02/01/2028(e)	U.S.$	15	$13,989
6.375%, 05/01/2025(e)		90	90,211
Block, Inc. 3.50%, 06/01/2031		15	12,310
Cars.com, Inc. 6.375%, 11/01/2028(e)		70	64,732
Garda World Security Corp. 4.625%, 02/15/2027(e)		10	9,274
6.00%, 06/01/2029(e)		182	148,415
9.50%, 11/01/2027(e)		215	207,761
Korn Ferry 4.625%, 12/15/2027(e)		63	58,958
Millennium Escrow Corp. 6.625%, 08/01/2026(e)		128	105,059
Monitronics International, Inc. 9.125%, 04/01/2020(a)(b)(c)(g)		120	– 0	–
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(e)		87	74,024
5.75%, 11/01/2028(d)(e)		287	215,075
Neptune Bidco US, Inc. 9.29%, 04/15/2029(e)		214	199,884
Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 01/15/2028(e)		247	235,267
TripAdvisor, Inc. 7.00%, 07/15/2025(e)		41	41,029
Verscend Escrow Corp. 9.75%, 08/15/2026(e)		115	114,499
ZipRecruiter, Inc. 5.00%, 01/15/2030(e)		141	118,341

			2,145,755

Technology – 0.3%
Ahead DB Holdings LLC 6.625%, 05/01/2028(e)		95	82,413
Boxer Parent Co., Inc. 7.125%, 10/02/2025(e)		17	17,017
CommScope, Inc. 4.75%, 09/01/2029(e)		92	68,352
6.00%, 03/01/2026(e)		10	9,095
Entegris Escrow Corp. 5.95%, 06/15/2030(e)		59	56,500
Gen Digital, Inc. 6.75%, 09/30/2027(e)		85	85,145
7.125%, 09/30/2030(d)(e)		85	85,560
GoTo Group, Inc. 5.50%, 09/01/2027(e)		155	90,791

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

NCR Corp. 5.125%, 04/15/2029(e)	U.S.$	102	$93,029
5.75%, 09/01/2027(e)		43	43,387
6.125%, 09/01/2029(e)		28	28,739
Playtika Holding Corp. 4.25%, 03/15/2029(e)		100	86,507
Presidio Holdings, Inc. 4.875%, 02/01/2027(e)		12	11,214
8.25%, 02/01/2028(e)		172	166,549
Seagate HDD Cayman 8.25%, 12/15/2029(e)		93	97,569
8.50%, 07/15/2031(e)		97	101,943
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(e)		316	259,256
Virtusa Corp. 7.125%, 12/15/2028(e)		66	54,030

			1,437,096

Transportation - Airlines – 0.1%
Air Canada 3.875%, 08/15/2026(e)		29	26,779
Allegiant Travel Co. 7.25%, 08/15/2027(e)		47	46,053
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(e)		93	90,862
5.75%, 04/20/2029(e)		88	84,114
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(e)		95	88,115
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(e)		162	162,207

			498,130

Transportation - Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375%, 03/01/2029(e)		33	30,317
5.75%, 07/15/2027(e)		80	76,720
Hertz Corp. (The) 4.625%, 12/01/2026(e)		111	100,408
5.00%, 12/01/2029(e)		25	20,603
PROG Holdings, Inc. 6.00%, 11/15/2029(e)		77	69,121

			297,169

			24,008,749

42 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.6%
Banking – 0.0%
Ally Financial, Inc. Series C 4.70%, 05/15/2028(l)	U.S.$	19	$12,288
Bread Financial Holdings, Inc. 7.00%, 01/15/2026(e)		104	99,220

			111,508

Brokerage – 0.1%
AG Issuer LLC 6.25%, 03/01/2028(e)		15	14,382
AG TTMT Escrow Issuer LLC 8.625%, 09/30/2027(e)		122	125,728
Hightower Holding LLC 6.75%, 04/15/2029(e)		270	234,395
NFP Corp. 6.875%, 08/15/2028(e)		142	125,123
7.50%, 10/01/2030(e)		70	68,032
Osaic Holdings, Inc. 10.75%, 08/01/2027(d)(e)		83	83,730

			651,390

Finance – 0.2%
Aircastle Ltd. 5.25%, 06/15/2026(e)(l)		97	75,771
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(d)(e)		46	42,458
CNG Holdings, Inc. 14.50%, 06/30/2026(e)		85	73,352
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(e)		81	74,341
Curo Group Holdings Corp. 7.50%, 08/01/2028(e)		177	71,311
Enova International, Inc. 8.50%, 09/01/2024(e)		45	44,732
8.50%, 09/15/2025(d)(e)		161	158,380
GGAM Finance Ltd. 7.75%, 05/15/2026(e)		71	71,244
8.00%, 06/15/2028(e)		107	108,383
goeasy Ltd. 5.375%, 12/01/2024(e)		74	73,096
Navient Corp. 4.875%, 03/15/2028		45	39,230
SLM Corp. 3.125%, 11/02/2026		20	17,798
Synchrony Financial 7.25%, 02/02/2033		120	110,408

			960,504

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Insurance – 0.1%
Acrisure LLC/Acrisure Finance, Inc. 6.00%, 08/01/2029(e)	U.S.$	242	$209,402
7.00%, 11/15/2025(e)		35	33,817
HUB International Ltd. 7.25%, 06/15/2030(e)		81	82,443

			325,662

Other Finance – 0.1%
Armor Holdco, Inc. 8.50%, 11/15/2029(e)		87	76,111
Coinbase Global, Inc. 3.625%, 10/01/2031(e)		116	78,142
CURO SPV LLC 7.50%, 08/01/2028(a)		146	140,621

			294,874

REITs – 0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(e)		153	127,724
5.75%, 05/15/2026(e)		51	46,803
Iron Mountain, Inc. 4.875%, 09/15/2027(e)		3	2,823
4.875%, 09/15/2029(e)		69	62,390
5.00%, 07/15/2028(e)		53	49,032
5.25%, 03/15/2028(e)		124	116,275
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/2027		33	26,098
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, 05/15/2029(e)		49	42,644

			473,789

			2,817,727

Utility – 0.1%
Electric – 0.1%
Calpine Corp. 5.125%, 03/15/2028(e)		28	25,515
NRG Energy, Inc. 3.875%, 02/15/2032(e)		158	122,219
10.25%, 03/15/2028(e)(l)		21	20,513
Vistra Corp. 7.00%, 12/15/2026(e)(l)		70	65,104
8.00%, 10/15/2026(e)(l)		78	74,801

			308,152

44 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Natural Gas – 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.75%, 05/20/2027	U.S.$	14	$12,950
5.875%, 08/20/2026		11	10,430

			23,380

Other Utility – 0.0%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(e)		60	59,051

			390,583

Total Corporates - Non-Investment Grade (cost $29,843,720)			27,217,059

GOVERNMENTS - TREASURIES – 5.0%
United States – 5.0%
U.S. Treasury Bonds 1.25%, 05/15/2050		14	7,315
U.S. Treasury Notes 0.625%, 08/15/2030(m)		2,130	1,678,689
1.25%, 05/31/2028(m)		4,020	3,498,656
1.625%, 08/15/2029(n)		2,556	2,213,336
1.875%, 02/15/2032		678	570,218
2.375%, 05/15/2029(m)(n)		1,524	1,379,991
2.625%, 05/31/2027(m)		4,890	4,588,866
2.875%, 05/15/2032(m)		1,342	1,220,325
3.00%, 07/31/2024(o)		1,232	1,205,337
3.875%, 03/31/2025		215	211,070
3.875%, 04/30/2025		429	421,452
4.00%, 02/29/2028		576	568,899
4.125%, 10/31/2027		198	195,847
4.125%, 07/31/2028		370	368,101
4.25%, 12/31/2024(o)		1,632	1,611,460
4.25%, 05/31/2025		366	361,227
4.375%, 10/31/2024		1,150	1,137,781
4.50%, 11/30/2024		1,205	1,193,802
4.625%, 06/30/2025		333	330,630

Total Governments - Treasuries (cost $24,698,160)			22,763,002

CORPORATES - INVESTMENT GRADE – 2.3%
Financial Institutions – 1.3%
Banking – 0.9%
AIB Group PLC 4.263%, 04/10/2025(e)		200	197,022

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Ally Financial, Inc. 6.70%, 02/14/2033	U.S.$	35	$31,709
8.00%, 11/01/2031		50	51,772
Series B 4.70%, 05/15/2026(l)		272	191,833
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(e)		184	181,707
Banco Santander SA 4.175%, 03/24/2028		200	187,360
Bank of America Corp. Series U 8.806% (SOFR + 3.40%), 10/02/2023(l)(p)		73	72,875
BNP Paribas SA 4.625%, 02/25/2031(e)(l)		283	206,290
8.50%, 08/14/2028(e)(l)		200	199,946
CaixaBank SA 5.875%, 10/09/2027(e)(l)	EUR	200	195,812
Capital One Financial Corp. 5.817%, 02/01/2034	U.S.$	88	83,589
6.377%, 06/08/2034		116	114,574
Citigroup, Inc. 3.875%, 02/18/2026(l)		50	43,536
9.699% (SOFR + 4.33%), 10/30/2023(l)(p)		148	148,360
Series V 4.70%, 01/30/2025(l)		47	42,287
Series Y 4.15%, 11/15/2026(l)		65	54,200
Credit Agricole SA 8.125%, 12/23/2025(e)(l)		400	398,980
Deutsche Bank AG/New York NY 1.447%, 04/01/2025		150	145,495
7.146%, 07/13/2027		220	223,183
Goldman Sachs Group, Inc. (The) Series P 8.501%, 10/02/2023(l)		97	96,462
Series W 7.50%, 02/10/2029(l)		83	83,334
HSBC Holdings PLC 6.00%, 09/29/2023(e)(l)	EUR	300	325,468
JPMorgan Chase & Co. Series Q 8.884% (SOFR + 3.51%), 11/01/2023(l)(p)	U.S.$	110	110,331
Series R 8.934% (SOFR + 3.56%), 11/01/2023(l)(p)		9	9,010
Santander Holdings USA, Inc. 2.49%, 01/06/2028		14	12,270
6.565%, 06/12/2029		141	140,361

46 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Truist Financial Corp. Series L 8.654% (LIBOR 3 Month + 3.10%), 12/15/2024(l)(p)	U.S.$	127	$125,787
Series Q 5.10%, 03/01/2030(l)		155	136,431
UBS Group AG 7.00%, 02/19/2025(e)(l)		400	389,772
Wells Fargo & Co. 7.625%, 09/15/2028(l)		79	81,070

			4,280,826

Brokerage – 0.0%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(d)(l)		49	47,407

Finance – 0.2%
Air Lease Corp. Series B 4.65%, 06/15/2026(l)		112	97,750
Aircastle Ltd. 2.85%, 01/26/2028(e)		15	12,911
4.25%, 06/15/2026		2	1,898
5.25%, 08/11/2025(e)		200	195,210
Aviation Capital Group LLC 1.95%, 01/30/2026(e)		4	3,606
3.50%, 11/01/2027(e)		25	22,373
4.125%, 08/01/2025(e)		39	37,145
4.875%, 10/01/2025(e)		30	28,896
5.50%, 12/15/2024(e)		67	65,958
6.375%, 07/15/2030(e)		88	87,133
Huarong Finance II Co., Ltd. Series E 5.50%, 01/16/2025(e)		200	181,758

			734,638

Insurance – 0.1%
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(e)		271	278,476
MetLife Capital Trust IV 7.875%, 12/15/2037(e)		254	265,768
Prudential Financial, Inc. 5.20%, 03/15/2044		44	43,344

			587,588

REITs – 0.1%
GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026		20	19,584

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

VICI Properties LP/VICI Note Co., Inc. 5.625%, 05/01/2024(e)	U.S.$	90	$89,397
5.75%, 02/01/2027(e)		108	105,910

			214,891

			5,865,350

Industrial – 0.8%
Basic – 0.1%
ArcelorMittal SA 6.75%, 03/01/2041(j)		54	53,740
Celanese US Holdings LLC 6.05%, 03/15/2025		9	9,007
6.35%, 11/15/2028		36	36,116
6.55%, 11/15/2030(d)		86	86,021
CF Industries, Inc. 4.95%, 06/01/2043		3	2,530
Industrias Penoles SAB de CV 5.65%, 09/12/2049(e)		201	175,875
Olin Corp. 5.00%, 02/01/2030(d)		10	9,175

			372,464

Capital Goods – 0.0%
General Electric Co. Series D 8.882% (LIBOR 3 Month + 3.33%), 09/15/2023(l)(p)		57	56,902
Regal Rexnord Corp. 6.30%, 02/15/2030(e)		19	18,892
6.40%, 04/15/2033(e)		22	21,756

			97,550

Communications - Media – 0.0%
DirecTV Financing LLC/DirecTV Financing Co-Obligor, Inc. 5.875%, 08/15/2027(e)		139	123,061
Warnermedia Holdings, Inc. 3.755%, 03/15/2027		5	4,687
4.279%, 03/15/2032		8	7,058

			134,806

Consumer Cyclical - Automotive – 0.1%
General Motors Co. 6.25%, 10/02/2043		17	15,980
General Motors Financial Co., Inc. 6.40%, 01/09/2033(d)		277	279,122
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(e)		39	35,158

48 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Lear Corp. 4.25%, 05/15/2029	U.S.$	3	$2,788
Nissan Motor Acceptance Co. LLC 1.85%, 09/16/2026(e)		12	10,404
2.75%, 03/09/2028(e)		144	121,300

			464,752

Consumer Cyclical - Entertainment – 0.0%
Mattel, Inc. 5.875%, 12/15/2027(e)		15	14,710

Consumer Cyclical - Other – 0.1%
Las Vegas Sands Corp. 3.50%, 08/18/2026		6	5,555
MDC Holdings, Inc. 6.00%, 01/15/2043		195	170,580
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(e)		200	162,980

			339,115

Consumer Cyclical - Retailers – 0.0%
Macy’s Retail Holdings LLC 5.875%, 04/01/2029(d)(e)		10	9,058
5.875%, 03/15/2030(e)		24	21,007
6.125%, 03/15/2032(e)		21	17,978

			48,043

Consumer Non-Cyclical – 0.0%
BAT Capital Corp. 6.421%, 08/02/2033		138	137,691
Charles River Laboratories International, Inc. 4.25%, 05/01/2028(e)		10	9,184

			146,875

Energy – 0.3%
Antero Resources Corp. 7.625%, 02/01/2029(e)		15	15,341
Apache Corp. 4.25%, 01/15/2030		50	45,618
Columbia Pipelines Operating Co. LLC 5.927%, 08/15/2030(e)		24	24,208
6.036%, 11/15/2033(e)		32	32,341
Continental Resources, Inc./OK 2.875%, 04/01/2032(e)		8	6,133
5.75%, 01/15/2031(e)		75	71,665
Ecopetrol SA 4.625%, 11/02/2031		69	54,203
6.875%, 04/29/2030		69	64,256

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

8.625%, 01/19/2029	U.S.$	82	$83,435
8.875%, 01/13/2033		31	31,342
Energy Transfer LP 6.125%, 12/15/2045		135	126,662
EnLink Midstream LLC 5.625%, 01/15/2028(e)		74	71,560
EnLink Midstream Partners LP 4.15%, 06/01/2025		72	69,697
5.05%, 04/01/2045		49	39,070
5.45%, 06/01/2047		39	32,201
5.60%, 04/01/2044		10	8,526
Occidental Petroleum Corp. 5.50%, 12/01/2025(d)		12	11,889
5.875%, 09/01/2025		22	21,961
8.875%, 07/15/2030		26	29,813
ONEOK, Inc. 6.05%, 09/01/2033		64	64,508
PDC Energy, Inc. 5.75%, 05/15/2026		163	162,700
Western Midstream Operating LP 3.95%, 06/01/2025		18	17,380
4.05%, 02/01/2030(j)		48	42,788
5.45%, 04/01/2044		19	15,937

			1,143,234

Other Industrial – 0.0%
LKQ Corp. 5.75%, 06/15/2028(e)		92	91,271
6.25%, 06/15/2033(e)		80	79,386

			170,657

Services – 0.0%
Gartner, Inc. 4.50%, 07/01/2028(e)		49	45,709

Technology – 0.1%
Baidu, Inc. 3.075%, 04/07/2025(d)		250	239,753
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		6	5,808
Lenovo Group Ltd. 6.536%, 07/27/2032(e)		200	200,538
Microchip Technology, Inc. 4.25%, 09/01/2025		58	56,373
Western Digital Corp. 2.85%, 02/01/2029		13	10,472

			512,944

50 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(e)	U.S.$	67	$64,305
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(e)		283	282,591

			346,896

			3,837,755

Utility – 0.1%
Electric – 0.1%
Alexander Funding Trust II 7.467%, 07/31/2028(e)		163	165,171
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(e)		200	197,114
NRG Energy, Inc. 7.00%, 03/15/2033(e)		58	57,567

			419,852

Industrials – 0.1%
Energy – 0.1%
KazMunayGas National Co. JSC 5.375%, 04/24/2030(e)		200	181,888

Total Corporates - Investment Grade (cost $10,771,929)			10,304,845

EMERGING MARKETS - SOVEREIGNS – 0.8%
Angola – 0.0%
Angolan Government International Bond 9.375%, 05/08/2048(e)		200	152,376

Argentina – 0.0%
Argentine Republic Government International Bond 0.75%, 07/09/2030(j)		261	87,759
1.00%, 07/09/2029		96	30,916
3.50%, 07/09/2041(j)		52	15,851
3.625%, 07/09/2035(j)		50	14,728

			149,254

Bahrain – 0.1%
Bahrain Government International Bond 7.00%, 10/12/2028(e)		200	205,170
7.375%, 05/14/2030(e)		200	204,670

			409,840

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Dominican Republic – 0.1%
Dominican Republic International Bond 8.625%, 04/20/2027(e)	U.S.$	425	$440,291

Ecuador – 0.0%
Ecuador Government International Bond 3.50%, 07/31/2035(e)(j)		429	157,012

El Salvador – 0.1%
El Salvador Government International Bond 7.625%, 02/01/2041(e)		334	227,658

Gabon – 0.0%
Gabon Government International Bond 6.625%, 02/06/2031(e)		200	144,670

Ivory Coast – 0.2%
Ivory Coast Government International Bond 4.875%, 01/30/2032(e)	EUR	471	392,761
5.125%, 06/15/2025(e)		152	163,580
5.875%, 10/17/2031(e)		135	122,171

			678,512

Lebanon – 0.0%
Lebanon Government International Bond Series G 6.60%, 11/27/2026(c)(e)(f)	U.S.$	189	14,676
6.65%, 04/22/2024(c)(e)(f)		45	3,544
6.85%, 03/23/2027(c)(e)(f)		46	3,498

			21,718

Nigeria – 0.1%
Nigeria Government International Bond 6.125%, 09/28/2028(e)		200	164,930
7.625%, 11/28/2047(e)		200	137,534

			302,464

Oman – 0.0%
Oman Government International Bond 6.25%, 01/25/2031(e)		213	215,307

Senegal – 0.1%
Senegal Government International Bond 6.25%, 05/23/2033(e)		365	298,026

South Africa – 0.1%
Republic of South Africa Government International Bond 5.875%, 09/16/2025		300	296,877

52 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)		U.S. $ Value

Ukraine – 0.0%
Ukraine Government International Bond 7.75%, 09/01/2025(e)(j)	U.S.$	100		$32,000
7.75%, 09/01/2026(e)(j)		285		81,937

				113,937

Venezuela – 0.0%
Venezuela Government International Bond 9.25%, 09/15/2027(c)(f)		815		83,537

Total Emerging Markets - Sovereigns (cost $5,161,783)				3,691,479

BANK LOANS – 0.7%
Financial Institutions – 0.1%
Finance – 0.0%
Orbit Private Holdings I Ltd. 10.087% (SOFR 6 Month + 4.50%), 12/11/2028(a)(q)		20		19,725

Insurance – 0.1%
Asurion, LLC 9.681% (SOFR 1 Month + 4.25%), 08/19/2028(q)		140		134,696
Hub International Limited 9.584% (SOFR 3 Month + 4.25%), 06/20/2030(q)		71		71,598

				206,294

				226,019

Industrial – 0.6%
Capital Goods – 0.0%
ACProducts Holdings, Inc. 9.754% (SOFR 3 Month + 4.25%), 05/17/2028(q)		179		153,112
Chariot Buyer LLC 8.681% (SOFR 1 Month + 3.25%), 11/03/2028(q)		20		19,482

				172,594

Communications - Media – 0.1%
Advantage Sales & Marketing, Inc. 9.932% (SOFR 1 Month + 4.50%), 10/28/2027(q)		0	**	204
10.038% (SOFR 3 Month + 4.50%), 10/28/2027(q)		146		139,612
Clear Channel Outdoor Holdings, Inc. 8.946% (SOFR 1 Month + 3.50%), 08/21/2026(q)		0	**	86

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 53

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

9.145% (SOFR 3 Month + 3.50%), 08/21/2026(q)	U.S.$	34	$33,036
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 8.446% (SOFR 1 Month + 3.00%), 05/01/2026(q)		35	31,586

			204,524

Communications - Telecommunications – 0.1%
Crown Subsea Communications Holding, Inc. 10.433% (SOFR 1 Month + 5.00%), 04/27/2027(q)		128	128,340
Proofpoint, Inc. 11.696% (SOFR 1 Month + 6.25%), 08/31/2029(q)		230	228,634
Zacapa SARL 9.242% (SOFR 3 Month + 4.00%), 03/22/2029(q)		195	194,097

			551,071

Consumer Cyclical - Automotive – 0.0%
Garrett Motion SARL 9.869% (SOFR 3 Month + 4.50%), 04/30/2028(a)(q)		29	28,464
10.131% (SOFR 3 Month + 4.50%), 04/30/2028(q)		43	42,697

			71,161

Consumer Cyclical - Other – 0.0%
Caesars Entertainment, Inc. 8.681% (SOFR 1 Month + 3.25%), 02/06/2030(q)		50	49,869

Consumer Cyclical - Retailers – 0.0%
Great Outdoors Group, LLC 9.196% (SOFR 1 Month + 3.75%), 03/06/2028(q)		51	50,411

Consumer Non-Cyclical – 0.1%
Kronos Acquisition Holdings, Inc. 9.254% (SOFR 3 Month + 3.75%), 12/22/2026(q)		78	76,917
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 9.377% (SOFR 3 Month + 3.75%), 11/16/2025(q)		90	88,904
PetSmart LLC 9.181% (SOFR 1 Month + 3.75%), 02/11/2028(q)		196	195,388

54 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 10.681% (SOFR 1 Month + 5.25%), 12/15/2027(a)(q)	U.S.$	166	$161,208

			522,417

Energy – 0.1%
GIP II Blue Holding, L.P. 9.946% (SOFR 1 Month + 4.50%), 09/29/2028(q)		96	95,989
Parkway Generation, LLC 10.200% (SOFR 1 Month + 4.75%), 02/18/2029(q)		114	113,116

			209,105

Other Industrial – 0.0%
American Tire Distributors, Inc. 11.813% (SOFR 3 Month + 6.25%), 10/20/2028(q)		93	82,237
Dealer Tire Financial, LLC 9.831% (SOFR 1 Month + 4.50%), 12/14/2027(q)		39	38,641
Rockwood Service Corporation 9.446% (SOFR 1 Month + 4.00%), 01/23/2027(q)		9	9,048

			129,926

Services – 0.0%
Verscend Holding Corp. 9.446% (SOFR 1 Month + 4.00%), 08/27/2025(q)		87	86,729

Technology – 0.2%
Amentum Government Services Holdings LLC 9.446% (SOFR 1 Month + 4.00%), 01/29/2027(a)(q)		39	38,412
Ascend Learning, LLC 11.181% (SOFR 1 Month + 5.75%), 12/10/2029(q)		60	51,175
Banff Guarantor, Inc. 10.946% (SOFR 1 Month + 5.50%), 02/27/2026(q)		40	39,472
Boxer Parent Company, Inc. 9.196% (SOFR 1 Month + 3.75%), 10/02/2025(q)		161	160,666
Endurance International Group Holdings, Inc. 8.792% (LIBOR 3 Month + 3.50%), 02/10/2028(q)		174	165,909

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 55

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

FINThrive Software Intermediate Holdings, Inc. 12.569% (SOFR 1 Month + 6.75%), 12/17/2029(q)	U.S.$	40	$24,350
Loyalty Ventures, Inc. 14.000% (PRIME 3 Month + 5.50%), 11/03/2027(a)(c)(f)(q)		136	1,360
Peraton Corp. 9.181% (SOFR 1 Month + 3.75%), 02/01/2028(q)		64	62,953
Presidio Holdings, Inc. 8.931% (SOFR 1 Month + 3.50%), 01/22/2027(a)(q)		1	1,469
8.969% (SOFR 3 Month + 3.50%), 01/22/2027(q)		40	40,432
Veritas US, Inc. 10.446% (SOFR 1 Month + 5.00%), 09/01/2025(q)		218	183,626

			769,824

			2,817,631

Utility – 0.0%
Electric – 0.0%
Granite Generation, LLC 9.196% (SOFR 1 Month + 3.75%), 11/09/2026(q)		187	183,169

Total Bank Loans (cost $3,464,178)			3,226,819

EMERGING MARKETS - CORPORATE BONDS – 0.7%
Industrial – 0.6%
Basic – 0.2%
Braskem Idesa SAPI 7.45%, 11/15/2029(e)		200	126,246
CSN Inova Ventures 6.75%, 01/28/2028(d)(e)		219	205,129
Eldorado Gold Corp. 6.25%, 09/01/2029(e)		46	39,212
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(e)		250	246,065
Sasol Financing USA LLC 8.75%, 05/03/2029(e)		200	195,250
Stillwater Mining Co. 4.50%, 11/16/2029(e)		200	157,396
Volcan Cia Minera SAA 4.375%, 02/11/2026(e)		40	26,035

			995,333

56 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.1%
Embraer Netherlands Finance BV 5.40%, 02/01/2027	U.S.$	90	$88,222
7.00%, 07/28/2030(e)		200	202,040
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(c)(e)		127	508

			290,770

Communications - Telecommunications – 0.1%
C&W Senior Financing DAC 6.875%, 09/15/2027(e)		200	184,000
Digicel Group Holdings Ltd. 7.00%, 09/28/2023(h)(i)(l)		10	932

			184,932

Consumer Cyclical - Other – 0.1%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(e)		200	166,764
Wynn Macau Ltd. 5.50%, 10/01/2027(e)		214	192,158

			358,922

Consumer Cyclical - Retailers – 0.0%
Edcon Ltd. Zero Coupon, 06/25/2023(a)(c)(g)	ZAR	2	– 0	–
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(a)(b)(c)(g)(i)	U.S.$	40	– 0	–
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(a)(b)(c)(g)(i)		28	– 0	–

			– 0	–

Consumer Non-Cyclical – 0.1%
BRF GmbH 4.35%, 09/29/2026(e)		210	196,684
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(e)		33	30,030
Teva Pharmaceutical Finance Netherlands III BV 4.75%, 05/09/2027		200	185,690
5.125%, 05/09/2029(d)		200	183,822
Tonon Luxembourg SA 6.50%, 10/31/2024(b)(c)(f)(i)		5	1
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(a)(b)(c)(g)(i)		434	43

			596,270

Energy – 0.0%
Leviathan Bond Ltd. 6.50%, 06/30/2027(e)		109	104,969

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 57

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Technology – 0.0%
CA Magnum Holdings 5.375%, 10/31/2026(e)	U.S.$	200	$178,288

			2,709,484

Utility – 0.1%
Electric – 0.1%
Investment Energy Resources Ltd. 6.25%, 04/26/2029(e)		270	250,455
Terraform Global Operating LP 6.125%, 03/01/2026(e)		12	11,589

			262,044

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(e)(h)(j)		125	5,132

Total Emerging Markets - Corporate Bonds (cost $3,519,363)			2,976,660

COLLATERALIZED LOAN OBLIGATIONS – 0.6%
CLO - Floating Rate – 0.6%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 7.57% (SOFR + 2.26%), 04/17/2033(e)(p)		270	261,068
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 11.872% (SOFR + 6.56%), 07/18/2030(e)(p)		250	213,586
Dryden 78 CLO Ltd. Series 2020-78A, Class C 7.52% (SOFR + 2.21%), 04/17/2033(e)(p)		250	241,524
Dryden 98 CLO Ltd. Series 2022-98A, Class E 11.726% (SOFR + 6.40%), 04/20/2035(e)(p)		250	226,721
Elmwood CLO VIII Ltd. Series 2021-1A, Class E1 11.588% (SOFR + 6.26%), 01/20/2034(e)(p)		150	145,867
Elmwood CLO XII Ltd. Series 2021-5A, Class E 11.938% (SOFR + 6.61%), 01/20/2035(e)(p)		250	249,371
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 8.707% (SOFR + 3.36%), 01/24/2033(e)(p)		263	249,764

58 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Rad CLO 11 Ltd. Series 2021-11A, Class E 11.82% (SOFR + 6.51%), 04/15/2034(e)(p)	U.S.$	250	$237,613
Regatta XIX Funding Ltd. Series 2022-1A, Class E 12.206% (SOFR + 6.88%), 04/20/2035(e)(p)		250	237,337
Rockford Tower CLO Ltd. Series 2017-2A, Class DR 8.42% (SOFR + 3.11%), 10/15/2029(e)(p)		306	303,486
Trimaran Cavu Ltd. Series 2019-1A, Class E 12.628% (SOFR + 7.30%), 07/20/2032(e)(p)		250	235,164
Voya CLO Ltd. Series 2019-1A, Class DR 8.42% (SOFR + 3.11%), 04/15/2031(e)(p)		109	104,175

Total Collateralized Loan Obligations (cost $2,840,587)			2,705,676

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.4%
Risk Share Floating Rate – 0.4%
Bellemeade Re Ltd. Series 2019-3A, Class M1C 7.379% (LIBOR 1 Month + 1.95%), 07/25/2029(e)(p)		106	106,482
Eagle Re Ltd. Series 2018-1, Class M2 8.413% (LIBOR 1 Month + 3.00%), 11/25/2028(e)(p)		150	150,467
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA1, Class B 14.202% (SOFR + 8.91%), 03/25/2028(p)		789	825,635
Series 2016-HQA3, Class M3 9.252% (SOFR + 3.96%), 03/25/2029(p)		194	201,958
Series 2020-DNA1, Class M2 7.102% (SOFR + 1.81%), 01/25/2050(e)(p)		45	45,009
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 2M2 10.952% (SOFR + 5.66%), 04/25/2028(p)		89	92,070
Series 2016-C01, Class 2M2 12.352% (SOFR + 7.06%), 08/25/2028(p)		40	42,656

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 59

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Series 2016-C04, Class 1B 15.652% (SOFR + 10.36%), 01/25/2029(p)	U.S.$	197	$216,259

			1,680,536

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 4.266%, 05/28/2035		78	72,549

Total Collateralized Mortgage Obligations (cost $1,770,832)			1,753,085

QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
Mexico – 0.1%
Petroleos Mexicanos 6.49%, 01/23/2027		51	44,479
6.50%, 01/23/2029		41	33,220
6.70%, 02/16/2032		38	28,586
6.75%, 09/21/2047		182	111,728

			218,013

Ukraine – 0.0%
State Agency of Roads of Ukraine 6.25%, 06/24/2030(i)(j)		324	84,561

United Arab Emirates – 0.0%
DP World Crescent Ltd. Series E 3.875%, 07/18/2029(e)		220	204,230

Total Quasi-Sovereigns (cost $781,261)			506,804

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Colombia – 0.1%
Colombia Government International Bond 4.125%, 05/15/2051		200	120,100
5.625%, 02/26/2044		200	151,804

			271,904

Mexico – 0.0%
Mexico Government International Bond 2.659%, 05/24/2031		238	197,054

Total Governments - Sovereign Bonds (cost $493,437)			468,958

60 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

PREFERRED STOCKS – 0.0%
Industrials – 0.0%
Automobile Components – 0.0%
Energy Technology 0.00%(a)(b)(c)		117	$96,525

Trading Companies & Distributors – 0.0%
WESCO International, Inc. Series A 10.625%(c)		3,350	91,354

			187,879

Consumer Discretionary – 0.0%
Household Durables – 0.0%
Hovnanian Enterprises, Inc. 7.625%(c)		1,190	22,277

Total Preferred Stocks (cost $186,763)			210,156

		Principal Amount (000)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.0%
Non-Agency Floating Rate CMBS – 0.0%
DBWF Mortgage Trust Series 2018-GLKS, Class E 8.479% (SOFR + 3.17%), 12/19/2030(e)(p)	U.S.$	100	98,490
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 10.661% (SOFR + 5.34%), 05/15/2036(e)(p)		39	34,467

			132,957

Non-Agency Fixed Rate CMBS – 0.0%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.626%, 07/10/2047(e)		35	30,249
GS Mortgage Securities Trust Series 2014-GC18, Class D 5.224%, 01/10/2047(e)		28	7,690

			37,939

Total Commercial Mortgage-Backed Securities (cost $193,175)			170,896

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 61

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

INVESTMENT COMPANIES – 0.0%
Funds and Investment Trusts – 0.0%
iShares Russell 2000 ETF(d)(r) (cost $83,325)		591		$111,469

		Principal Amount (000)
EMERGING MARKETS - TREASURIES – 0.0%
Russia – 0.0%
Russian Federal Bond - OFZ Series 6212 7.05%, 01/19/2028(a) (cost $357,167)	RUB	23,770		74,378

		Shares
RIGHTS – 0.0%
Information Technology – 0.0%
Software – 0.0%
Constellation Software, Inc., expiring 09/29/2023(c)		541		300

Communication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Intelsat Jackson Holdings SA, Series B, expiring 12/31/2049(a)(b)(c)		173		– 0	–

Total Rights (cost $240)				300

		Principal Amount (000)
MORTGAGE PASS-THROUGHS – 0.0%
Agency Fixed Rate 30-Year – 0.0%
Federal National Mortgage Association Series 2006 5.00%, 01/01/2036 (cost $78)	U.S.$	0	**	72

		Shares
WARRANTS – 0.0%
Special Purpose Acquisition Company – 0.0%
CWT Travel Holdings, Inc., A-CW26, expiring 11/19/2026(a)(b)(c)		1,052		– 0	–

62 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

CWT Travel Holdings, Inc., B-CW28, expiring 11/19/2028(a)(b)(c)		1,108	$	– 0	–

				– 0	–

Software – 0.0%
Constellation Software, Inc., expiring 08/22/2028(a)(b)(c)(d)		541		– 0	–

Total Warrants (cost $0)				– 0	–

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 28.8%
U.S. TREASURY BILLS – 25.8%
United States – 25.8%
U.S. Treasury Bill Zero Coupon, 10/12/2023	U.S.$	1,100		1,093,354
Zero Coupon, 12/28/2023		95,000		93,343,411
Zero Coupon, 01/25/2024		24,000		23,483,647

Total Treasury Bills (cost $117,958,877)				117,920,412

		Shares
Investment Companies – 3.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.28%(r)(s)(t) (cost $13,628,863)		13,628,863		13,628,863

Total Investments Before Security Lending Collateral for Securities Loaned – 98.6% (cost $416,814,014)				451,079,027

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.28%(r)(s)(t) (cost $3,294,935)		3,294,935		3,294,935

Total Investments – 99.3% (cost $420,108,949)				454,373,962
Other assets less liabilities – 0.7%				3,015,624

Net Assets – 100.0%				$457,389,586

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 63

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	140	September 2023	$10,538,338	$(18,744)
10 Yr Japan Bond (OSE) Futures	14	September 2023	14,127,496	(103,504)
Euro Buxl 30 Yr Bond Futures	75	September 2023	10,881,458	(146,145)
Euro STOXX 50 Index Futures	168	September 2023	7,857,031	(89,830)
Euro-BOBL Futures	111	September 2023	13,975,338	(91,391)
Euro-Bund Futures	165	September 2023	23,830,067	(168,704)
Euro-Schatz Futures	49	September 2023	5,585,360	(33,527)
FTSE 100 Index Futures	34	September 2023	3,214,187	(11,726)
FTSE KLCI Futures	96	September 2023	1,480,862	6,711
FTSE Taiwan Index Futures	22	September 2023	1,260,600	5,494
Hang Seng Index Futures	33	September 2023	3,851,091	45,728
Long Gilt Futures	142	December 2023	17,191,658	220,083
MSCI Emerging Markets Futures	391	September 2023	19,145,315	(702,461)
OMXS 30 Index Futures	292	September 2023	5,838,133	18,011
S&P 500 E-Mini Futures	13	September 2023	2,935,400	1,959
S&P/TSX 60 Index Futures	15	September 2023	2,700,044	9,894
SET 50 Futures	538	September 2023	2,927,101	28,667
SPI 200 Futures	17	September 2023	2,003,380	(1,166)
TOPIX Index Futures	31	September 2023	4,965,497	204,506
U.S. Long Bond (CBT) Futures	11	December 2023	1,338,562	17,093
U.S. T-Note 2 Yr (CBT) Futures	33	December 2023	6,725,555	23,161
U.S. T-Note 5 Yr (CBT) Futures	196	December 2023	20,956,687	90,968
U.S. T-Note 10 Yr (CBT) Futures	115	December 2023	12,768,594	106,664
U.S. Ultra Bond (CBT) Futures	198	December 2023	25,634,812	408,078

Sold Contracts
10 Yr Canadian Bond Futures	19	December 2023	1,677,687	(2,920)
10 Yr Japan Bond (OSE) Futures	7	September 2023	7,063,748	49,663
Euro Buxl 30 Yr Bond Futures	23	September 2023	3,336,980	10,403
Euro STOXX 50 Index Futures	39	September 2023	1,823,954	16,926
Euro-Bund Futures	54	December 2023	7,766,140	(4,172)
FTSE/JSE Top 40 Futures	7	September 2023	255,836	(253)
Long Gilt Futures	21	December 2023	2,542,428	(27,690)
Mexican BOLSA Index Futures	10	September 2023	312,859	9,032
MSCI Singapore IX ETS Futures	239	September 2023	5,025,110	(54,823)
NSE IFSC Nifty 50 Index Futures	78	September 2023	3,034,044	(2,991)
S&P 500 E-Mini Futures	44	September 2023	9,935,200	(88,692)
S&P/TSX 60 Index Futures	1	September 2023	180,003	3,410
SPI 200 Futures	27	September 2023	3,181,839	(65,015)
U.S. 10 Yr Ultra Futures	10	December 2023	1,161,094	(14,155)
U.S. T-Note 2 Yr (CBT) Futures	45	December 2023	9,171,211	(31,870)
U.S. T-Note 5 Yr (CBT) Futures	18	December 2023	1,924,594	(10,578)
U.S. Ultra Bond (CBT) Futures	28	December 2023	3,625,125	(57,794)
WIG 20 Index Futures	194	September 2023	1,908,166	2,139

				$(449,561)

64 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	NOK	61,224	USD	5,747	09/13/2023	$(13,747)
Bank of America, NA	SEK	18,385	USD	1,787	09/13/2023	107,060
Bank of America, NA	GBP	2,582	USD	3,307	09/14/2023	36,136
Bank of America, NA	TWD	93,100	USD	2,967	09/14/2023	45,057
Bank of America, NA	USD	2,394	GBP	1,863	09/14/2023	(34,112)
Bank of America, NA	USD	1,731	TWD	55,197	09/14/2023	1,566
Bank of America, NA	USD	1,284	TWD	40,027	09/14/2023	(27,320)
Bank of America, NA	CLP	1,149,047	USD	1,406	09/15/2023	60,106
Bank of America, NA	CLP	709,130	USD	829	09/15/2023	(1,716)
Bank of America, NA	COP	1,149,930	USD	277	09/15/2023	(2,814)
Bank of America, NA	PEN	12,966	USD	3,531	09/15/2023	25,180
Bank of America, NA	PEN	701	USD	188	09/15/2023	(1,157)
Bank of America, NA	USD	332	CLP	289,112	09/15/2023	6,775
Bank of America, NA	USD	842	PEN	3,114	09/15/2023	185
Bank of America, NA	CHF	531	USD	608	09/20/2023	6,091
Bank of America, NA	USD	2,177	INR	180,361	09/25/2023	3,942
Bank of America, NA	USD	1,233	EUR	1,121	10/12/2023	(15,136)
Bank of America, NA	USD	2,820	IDR	42,832,170	10/12/2023	(9,107)
Bank of America, NA	KRW	477,259	USD	376	10/26/2023	14,420
Bank of America, NA	PHP	13,208	USD	234	10/26/2023	985
Bank of America, NA	USD	2,296	KRW	3,047,320	10/26/2023	9,665
Bank of America, NA	USD	540	PHP	30,622	10/26/2023	571
Bank of America, NA	USD	807	PHP	44,522	10/26/2023	(20,846)
Bank of America, NA	USD	2,593	AUD	4,001	11/08/2023	5,770
Bank of America, NA	USD	469	TWD	14,845	11/29/2023	6
Barclays Bank PLC	BRL	3,450	USD	723	09/05/2023	26,789
Barclays Bank PLC	BRL	2,347	USD	469	09/05/2023	(4,646)
Barclays Bank PLC	USD	1,178	BRL	5,797	09/05/2023	(7,171)
Barclays Bank PLC	NOK	16,584	USD	1,660	09/13/2023	100,162
Barclays Bank PLC	SEK	8,023	USD	787	09/13/2023	54,060
Barclays Bank PLC	USD	1,110	NOK	11,087	09/13/2023	(67,077)
Barclays Bank PLC	CNH	5,468	USD	759	09/14/2023	7,129
Barclays Bank PLC	GBP	638	USD	815	09/14/2023	6,552
Barclays Bank PLC	GBP	1,207	USD	1,519	09/14/2023	(9,941)
Barclays Bank PLC	USD	7,919	GBP	6,242	09/14/2023	(11,649)
Barclays Bank PLC	COP	1,060,558	USD	258	09/15/2023	91
Barclays Bank PLC	MYR	22,760	USD	4,985	09/21/2023	73,317
Barclays Bank PLC	MYR	4,168	USD	897	09/21/2023	(2,415)
Barclays Bank PLC	USD	2,814	MYR	12,868	09/21/2023	(37,512)
Barclays Bank PLC	SEK	25,178	USD	2,333	09/27/2023	30,349
Barclays Bank PLC	USD	920	NOK	9,793	09/27/2023	1,723
Barclays Bank PLC	USD	2,204	SEK	23,306	09/27/2023	(72,712)
Barclays Bank PLC	EUR	701	USD	775	10/12/2023	13,641
Barclays Bank PLC	IDR	33,909,191	USD	2,222	10/12/2023	(3,587)
Barclays Bank PLC	USD	294	IDR	4,441,295	10/12/2023	(2,995)
Barclays Bank PLC	JPY	163,937	USD	1,129	10/19/2023	(5,393)
Barclays Bank PLC	PHP	29,276	USD	515	10/26/2023	(1,954)
Barclays Bank PLC	USD	643	PHP	36,459	10/26/2023	850
Barclays Bank PLC	CAD	3,476	USD	2,563	10/27/2023	(11,187)
Barclays Bank PLC	NZD	4,136	USD	2,458	10/27/2023	(8,104)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 65

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	ZAR	25,766	USD	1,349	11/06/2023	$(8,010)
Barclays Bank PLC	AUD	2,932	USD	1,898	11/08/2023	(6,583)
Citibank, NA	CAD	1,075	USD	795	10/27/2023	(1,450)
Citibank, NA	USD	2,881	CAD	3,897	10/27/2023	5,257
Deutsche Bank AG	CZK	37,969	USD	1,784	09/08/2023	73,843
Deutsche Bank AG	USD	1,973	PLN	7,832	09/08/2023	(75,183)
Deutsche Bank AG	SEK	11,387	USD	1,064	09/13/2023	23,135
Deutsche Bank AG	CNH	27,587	USD	3,822	09/14/2023	29,545
Deutsche Bank AG	USD	543	CNH	3,961	09/14/2023	1,847
Deutsche Bank AG	USD	860	CLP	730,134	09/15/2023	(4,722)
Deutsche Bank AG	USD	3,211	COP	13,597,717	09/15/2023	101,503
Deutsche Bank AG	USD	643	PEN	2,378	09/15/2023	315
Deutsche Bank AG	USD	1,120	PEN	4,097	09/15/2023	(12,630)
Deutsche Bank AG	INR	82,772	USD	1,005	09/25/2023	4,231
Deutsche Bank AG	USD	861	INR	70,772	09/25/2023	(5,186)
Deutsche Bank AG	USD	864	HUF	307,074	09/27/2023	4,795
Deutsche Bank AG	BRL	2,632	USD	534	10/03/2023	4,555
Deutsche Bank AG	IDR	62,607,421	USD	4,079	10/12/2023	(30,151)
Deutsche Bank AG	USD	1,294	IDR	19,407,746	10/12/2023	(20,504)
Goldman Sachs Bank USA	BRL	11,535	USD	2,401	09/05/2023	71,558
Goldman Sachs Bank USA	NOK	5,930	USD	563	09/13/2023	4,971
Goldman Sachs Bank USA	SEK	22,098	USD	2,167	09/13/2023	148,138
Goldman Sachs Bank USA	USD	3,174	NOK	33,988	09/13/2023	23,461
Goldman Sachs Bank USA	USD	5,878	SEK	61,852	09/13/2023	(226,627)
Goldman Sachs Bank USA	COP	1,722,327	USD	415	09/15/2023	(4,575)
Goldman Sachs Bank USA	USD	790	CLP	657,353	09/15/2023	(19,558)
Goldman Sachs Bank USA	CHF	779	USD	907	09/20/2023	23,551
Goldman Sachs Bank USA	USD	2,523	MYR	11,416	09/21/2023	(59,189)
Goldman Sachs Bank USA	INR	66,000	USD	797	09/25/2023	(1,319)
Goldman Sachs Bank USA	USD	1,618	HUF	546,270	09/27/2023	(71,360)
Goldman Sachs Bank USA	USD	676	NOK	7,215	09/27/2023	3,530
Goldman Sachs Bank USA	USD	282	SEK	3,017	09/27/2023	(6,450)
Goldman Sachs Bank USA	EUR	4,007	USD	4,362	10/12/2023	8,938
Goldman Sachs Bank USA	KRW	651,363	USD	501	10/26/2023	7,731
Goldman Sachs Bank USA	USD	870	KRW	1,147,239	10/26/2023	(1,339)
HSBC Bank USA	GBP	4,377	USD	5,650	09/14/2023	104,541
HSBC Bank USA	USD	2,400	GBP	1,859	09/14/2023	(44,409)
HSBC Bank USA	USD	4,640	INR	382,913	09/25/2023	(9,543)
JPMorgan Chase Bank, NA	PLN	2,293	USD	557	09/08/2023	1,346
JPMorgan Chase Bank, NA	USD	1,971	NOK	20,734	09/13/2023	(20,040)
JPMorgan Chase Bank, NA	USD	1,209	CNH	8,610	09/14/2023	(25,266)
JPMorgan Chase Bank, NA	MXN	14,262	USD	830	09/15/2023	(4,632)
JPMorgan Chase Bank, NA	CHF	603	USD	707	09/20/2023	23,195
JPMorgan Chase Bank, NA	USD	1,483	SEK	16,163	09/27/2023	(5,470)
JPMorgan Chase Bank, NA	USD	1,759	IDR	26,869,880	10/12/2023	5,035
JPMorgan Chase Bank, NA	KRW	1,476,403	USD	1,143	10/26/2023	25,543
JPMorgan Chase Bank, NA	PHP	44,182	USD	809	10/26/2023	28,634
JPMorgan Chase Bank, NA	USD	949	PHP	52,444	10/26/2023	(23,215)
Morgan Stanley Capital Services, Inc.	BRL	707	USD	144	09/05/2023	986

66 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	USD	3,680	BRL	18,039	09/05/2023	$(37,193)
Morgan Stanley Capital Services, Inc.	DKK	11,721	USD	1,733	09/13/2023	27,233
Morgan Stanley Capital Services, Inc.	USD	1,689	NOK	17,929	09/13/2023	(2,397)
Morgan Stanley Capital Services, Inc.	TWD	16,052	USD	523	09/14/2023	18,715
Morgan Stanley Capital Services, Inc.	USD	2,030	GBP	1,578	09/14/2023	(30,534)
Morgan Stanley Capital Services, Inc.	USD	459	TWD	13,928	09/14/2023	(21,538)
Morgan Stanley Capital Services, Inc.	CLP	1,977,372	USD	2,427	09/15/2023	110,308
Morgan Stanley Capital Services, Inc.	COP	1,285,494	USD	320	09/15/2023	7,191
Morgan Stanley Capital Services, Inc.	USD	4,463	MXN	77,173	09/15/2023	55,475
Morgan Stanley Capital Services, Inc.	USD	1,517	PEN	5,442	09/15/2023	(44,978)
Morgan Stanley Capital Services, Inc.	CHF	2,738	USD	3,210	09/20/2023	105,584
Morgan Stanley Capital Services, Inc.	USD	1,921	CHF	1,638	09/20/2023	(63,192)
Morgan Stanley Capital Services, Inc.	MYR	5,370	USD	1,159	09/21/2023	(243)
Morgan Stanley Capital Services, Inc.	INR	12,571	USD	152	09/25/2023	26
Morgan Stanley Capital Services, Inc.	USD	330	INR	27,327	09/25/2023	482
Morgan Stanley Capital Services, Inc.	BRL	18,039	USD	3,664	10/03/2023	37,457
Morgan Stanley Capital Services, Inc.	EUR	1,748	USD	1,928	10/12/2023	28,807
Morgan Stanley Capital Services, Inc.	IDR	24,017,074	USD	1,601	10/12/2023	24,839
Morgan Stanley Capital Services, Inc.	IDR	2,480,784	USD	162	10/12/2023	(568)
Morgan Stanley Capital Services, Inc.	USD	10,518	EUR	9,538	10/12/2023	(157,174)
Morgan Stanley Capital Services, Inc.	USD	9,243	JPY	1,325,714	10/19/2023	(67,347)
Morgan Stanley Capital Services, Inc.	CAD	1,539	USD	1,136	10/27/2023	(3,453)
Morgan Stanley Capital Services, Inc.	USD	2,668	NZD	4,490	10/27/2023	9,979
State Street Bank & Trust Co.	PLN	1,015	USD	252	09/08/2023	5,705
State Street Bank & Trust Co.	PLN	901	USD	218	09/08/2023	(836)
State Street Bank & Trust Co.	USD	464	CZK	10,124	09/08/2023	(7,654)
State Street Bank & Trust Co.	USD	613	PLN	2,465	09/08/2023	(15,555)
State Street Bank & Trust Co.	DKK	2,179	USD	320	09/13/2023	2,749

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 67

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	USD	79	DKK	539	09/13/2023	$(657)
State Street Bank & Trust Co.	CNH	1,569	USD	216	09/14/2023	(12)
State Street Bank & Trust Co.	GBP	604	USD	769	09/14/2023	3,539
State Street Bank & Trust Co.	USD	194	GBP	153	09/14/2023	51
State Street Bank & Trust Co.	USD	279	GBP	218	09/14/2023	(2,174)
State Street Bank & Trust Co.	MXN	9,182	USD	539	09/15/2023	1,373
State Street Bank & Trust Co.	USD	548	MXN	9,192	09/15/2023	(9,959)
State Street Bank & Trust Co.	CHF	181	USD	209	09/20/2023	4,098
State Street Bank & Trust Co.	DKK	1,631	USD	243	09/27/2023	5,111
State Street Bank & Trust Co.	HUF	124,301	USD	352	09/27/2023	256
State Street Bank & Trust Co.	SEK	3,380	USD	310	09/27/2023	768
State Street Bank & Trust Co.	USD	202	HUF	71,870	09/27/2023	1,572
State Street Bank & Trust Co.	USD	337	HUF	118,568	09/27/2023	(1,206)
State Street Bank & Trust Co.	USD	580	SEK	6,095	09/27/2023	(23,004)
State Street Bank & Trust Co.	THB	75,425	USD	2,173	10/11/2023	11,606
State Street Bank & Trust Co.	THB	48,935	USD	1,389	10/11/2023	(13,743)
State Street Bank & Trust Co.	USD	1,763	THB	60,657	10/11/2023	(24,848)
State Street Bank & Trust Co.	EUR	458	USD	505	10/12/2023	7,178
State Street Bank & Trust Co.	USD	398	EUR	364	10/12/2023	(3,525)
State Street Bank & Trust Co.	CAD	111	USD	82	10/27/2023	(220)
State Street Bank & Trust Co.	NZD	354	USD	209	10/27/2023	(1,834)
State Street Bank & Trust Co.	USD	266	ZAR	5,017	11/06/2023	(1,378)
State Street Bank & Trust Co.	ZAR	6,448	USD	344	11/06/2023	3,939

						$247,472

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
CNY	36,260	02/17/2025	China 7-Day Reverse Repo Rate	2.547%	Quarterly	$42,119	$	– 0	–	$42,119
CNY	107,914	02/20/2025	China 7-Day Reverse Repo Rate	2.598%	Quarterly	135,880		– 0	–	135,880
CNY	109,516	02/21/2025	China 7-Day Reverse Repo Rate	2.620%	Quarterly	142,390		– 0	–	142,390
CHF	123	02/01/2033	1 Day SARON	1.716%	Annual	465		– 0	–	465
SEK	1,838	04/12/2033	2.727%	3 Month STIBOR	Annual/ Quarterly	5,387		– 0	–	5,387
CHF	1,021	05/04/2033	1 Day SARON	1.945%	Annual	26,987		– 0	–	26,987
SEK	5,188	05/09/2033	2.835%	3 Month STIBOR	Annual/ Quarterly	10,698		– 0	–	10,698
CHF	720	05/24/2033	1 Day SARON	1.928%	Annual	17,536		– 0	–	17,536
NZD	934	06/15/2033	3 Month BKBM	4.466%	Quarterly/ Semi- Annual	(12,152)		– 0	–	(12,152)
NZD	878	06/29/2033	3 Month BKBM	4.415%	Quarterly/ Semi- Annual	(13,361)		– 0	–	(13,361)
NZD	1,841	07/04/2033	3 Month BKBM	4.495%	Quarterly/ Semi- Annual	(20,876)		– 0	–	(20,876)

68 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value		Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
NZD	740	07/19/2033	3 Month BKBM	4.495%	Quarterly/ Semi-Annual	$(8,142)		$	– 0	–	$(8,142)
SEK	6,307	07/25/2033	3.057%	3 Month STIBOR	Annual/ Quarterly	6,819			– 0	–	6,819
NOK	3,290	08/03/2033	6 Month NIBOR	4.105%	Semi-Annual/ Annual	2,072			– 0	–	2,072
NZD	304	08/14/2033	3 Month BKBM	4.670%	Quarterly/ Semi-Annual	(678)			– 0	–	(678)
CHF	135	08/14/2033	1 Day SARON	1.765%	Annual	923			– 0	–	923
NZD	374	08/22/2033	3 Month BKBM	4.925%	Quarterly/ Semi-Annual	3,738			– 0	–	3,738
NOK	9,243	09/04/2033	6 Month NIBOR	4.006%	Semi-Annual/ Annual	– 0	–		– 0	–	– 0	–
SEK	3,206	09/04/2033	3.212%	3 Month STIBOR	Annual/ Quarterly	– 0	–		– 0	–	– 0	–
CHF	931	09/04/2033	1 Day SARON	1.728%	Annual	– 0	–		– 0	–	– 0	–

						$339,805		$	– 0	–	$339,805

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-EM Series 38, 5 Year Index, 12/20/2027*	(1.00)%	Quarterly	1.95%	USD	2,400	$80,734	$114,059	$(33,325)
CDX-EM Series 39, 5 Year Index, 06/20/2028*	(1.00)	Quarterly	2.02	USD	2,080	82,754	101,817	(19,063)
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	(5.00)	Quarterly	4.09	USD	4,316	(181,192)	(90,210)	(90,982)
CDX-NAHY Series 40, 5 Year Index, 06/20/2028*	(5.00)	Quarterly	4.26	USD	3,560	(136,235)	(70,244)	(65,991)
iTraxx Xover Series 38, 5 Year Index, 12/20/2027*	(5.00)	Quarterly	3.65	EUR	1,130	(71,736)	(35,065)	(36,671)
iTraxx Xover Series 39, 5 Year Index, 06/20/2028*	(5.00)	Quarterly	3.96	EUR	800	(43,835)	(36,352)	(7,483)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 69

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 40, 5 Year Index, 06/20/2028*	5.00%	Quarterly	4.26%	USD	15,304	$587,528	$165,786	$421,742
iTraxx Xover Series 39, 5 Year Index, 06/20/2028*	5.00	Quarterly	3.96	EUR	2,261	124,000	1,622	122,378
Republic of South Africa, 5.875%, 09/16/2025, 06/20/2028*	1.00	Quarterly	2.45	USD	300	(17,337)	(22,846)	5,509

						$424,681	$128,567	$296,114

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	(3.00)%	Monthly	7.50%	USD	468	$66,547	$73,448	$(6,901)

Sale Contracts
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,204	(313,260)	(199,322)	(113,938)
Goldman Sachs International
Avis Budget Group, Inc., 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	0.62	USD	50	1,171	195	976

						$(245,542)	$(125,679)	$(119,863)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	SOFR	Maturity	USD	83,748	11/01/2023	$(750,653)

70 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Goldman Sachs International
Dechra Pharmaceuticals PLC	SONIA plus 0.35%	Maturity	GBP	345	07/15/2025	$12,711
Dechra Pharmaceuticals PLC	SONIA plus 0.35%	Maturity	GBP	129	07/15/2025	6,078
Dechra Pharmaceuticals PLC	SONIA plus 0.35%	Maturity	GBP	122	07/15/2025	5,052
Dechra Pharmaceuticals PLC	SONIA plus 0.35%	Maturity	GBP	103	07/15/2025	4,506
Dechra Pharmaceuticals PLC	SONIA plus 0.35%	Maturity	GBP	69	07/15/2025	1,999
Dechra Pharmaceuticals PLC	SONIA plus 0.35%	Maturity	GBP	37	07/15/2025	1,828
Dechra Pharmaceuticals PLC	SONIA plus 0.35%	Maturity	GBP	62	07/15/2025	1,441
Dechra Pharmaceuticals PLC	SONIA plus 0.35%	Maturity	GBP	24	07/15/2025	1,032
Dechra Pharmaceuticals PLC	SONIA plus 0.35%	Maturity	GBP	23	07/15/2025	724
Dechra Pharmaceuticals PLC	SONIA plus 0.35%	Maturity	GBP	7	07/15/2025	225
Dechra Pharmaceuticals PLC	SONIA plus 0.35%	Maturity	GBP	6	07/15/2025	164
Dechra Pharmaceuticals PLC	SONIA plus 0.35%	Maturity	GBP	49	07/15/2025	(853)
Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1 TRI	EURIBOR	Maturity	EUR	547	09/20/2023	36,581
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	223	07/15/2025	675
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	21	07/15/2025	572
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	57	07/15/2025	255
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	19	07/15/2025	74
Network International Holdings PLC	SONIA plus 0.35%	Maturity	GBP	2	07/15/2025	10
Merrill Lynch International
Bloomberg Commodity Index	0.00%	Maturity	USD	32,405	09/15/2023	599,621
Morgan Stanley Capital Services LLC
IBOVESPA Futures	0.00%	Maturity	BRL	705	10/18/2023	228
IBOVESPA Futures	0.00%	Maturity	BRL	2,232	10/18/2023	(11,557)

Pay Total Return on Reference Obligation
Bank of America, NA
Atlantic Union Bankshares Corp.	OBFR minus 1.25%	Maturity	USD	72	05/20/2027	397

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 71

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Atlantic Union Bankshares Corp.	OBFR minus 0.30%	Maturity	USD	7	05/20/2027	$130
Atlantic Union Bankshares Corp.	OBFR minus 1.25%	Maturity	USD	151	05/20/2027	(971)
Exxon Mobil Corp.	OBFR plus 0.40%	Maturity	USD	84	07/14/2025	(7,174)
Exxon Mobil Corp.	OBFR plus 0.40%	Maturity	USD	158	07/14/2025	(11,714)
Exxon Mobil Corp.	OBFR minus 0.30%	Maturity	USD	77	07/15/2025	(3,340)
Exxon Mobil Corp.	OBFR minus 0.30%	Maturity	USD	164	07/15/2025	(6,328)
Exxon Mobil Corp.	OBFR minus 0.30%	Maturity	USD	10	05/20/2027	(480)
Exxon Mobil Corp.	OBFR minus 0.30%	Maturity	USD	29	05/20/2027	(1,359)
Exxon Mobil Corp.	OBFR minus 0.30%	Maturity	USD	51	05/20/2027	(1,683)
Exxon Mobil Corp.	OBFR minus 0.30%	Maturity	USD	63	05/20/2027	(3,276)
Exxon Mobil Corp.	OBFR minus 0.30%	Maturity	USD	84	05/20/2027	(3,537)
Exxon Mobil Corp.	OBFR minus 0.30%	Maturity	USD	110	05/20/2027	(3,605)
Exxon Mobil Corp.	OBFR minus 0.30%	Maturity	USD	93	05/20/2027	(3,880)
Exxon Mobil Corp.	OBFR minus 0.30%	Maturity	USD	134	05/20/2027	(5,363)
Exxon Mobil Corp.	OBFR minus 0.30%	Maturity	USD	34	05/20/2027	(8,489)
Exxon Mobil Corp.	OBFR minus 0.30%	Maturity	USD	235	05/20/2027	(9,137)
Goldman Sachs International
Provident Financial Services Inc.	SOFR minus 0.32%	Maturity	USD	37	07/15/2025	4,791
Provident Financial Services Inc.	SOFR minus 0.32%	Maturity	USD	34	07/15/2025	3,333
Provident Financial Services Inc.	SOFR minus 0.31%	Maturity	USD	19	07/15/2025	2,424
Provident Financial Services Inc.	SOFR minus 0.32%	Maturity	USD	24	07/15/2025	2,107
Provident Financial Services Inc.	SOFR minus 0.32%	Maturity	USD	23	07/15/2025	1,618
Provident Financial Services Inc.	SOFR minus 0.32%	Maturity	USD	6	07/15/2025	658
Provident Financial Services Inc.	SOFR minus 0.32%	Maturity	USD	5	07/15/2025	83
Provident Financial Services Inc.	SOFR minus 0.31%	Maturity	USD	34	07/15/2025	(168)
JPMorgan Chase Bank, NA
Provident Financial Services Inc.	OBFR minus 0.29%	Maturity	USD	20	08/12/2024	9,903

72 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation (Depreciation)
Provident Financial Services Inc.	OBFR minus 0.55%	Maturity	USD	74		08/12/2024	$6,614
Provident Financial Services Inc.	OBFR minus 0.29%	Maturity	USD	12		08/12/2024	5,184
Provident Financial Services Inc.	OBFR minus 0.29%	Maturity	USD	27		08/12/2024	3,897
Provident Financial Services Inc.	OBFR minus 0.30%	Maturity	USD	18		08/12/2024	3,185
Provident Financial Services Inc.	OBFR minus 0.30%	Maturity	USD	12		08/12/2024	2,409
Provident Financial Services Inc.	OBFR minus 0.29%	Maturity	USD	5		08/12/2024	2,313
Provident Financial Services Inc.	OBFR minus 0.30%	Maturity	USD	8		08/12/2024	1,450
Provident Financial Services Inc.	OBFR minus 0.29%	Maturity	USD	3		08/12/2024	1,164
Provident Financial Services Inc.	OBFR minus 0.29%	Maturity	USD	3		08/12/2024	1,154
Provident Financial Services Inc.	OBFR minus 0.30%	Maturity	USD	4		08/12/2024	898
Provident Financial Services Inc.	OBFR minus 0.29%	Maturity	USD	2		08/12/2024	787
Provident Financial Services Inc.	OBFR minus 0.29%	Maturity	USD	2		08/12/2024	629
Provident Financial Services Inc.	OBFR minus 0.30%	Maturity	USD	5		08/12/2024	602
Provident Financial Services Inc.	OBFR minus 0.29%	Maturity	USD	1		08/12/2024	523
Provident Financial Services Inc.	OBFR minus 0.29%	Maturity	USD	1		08/12/2024	480
Provident Financial Services Inc.	OBFR minus 0.29%	Maturity	USD	1		08/12/2024	465
Provident Financial Services Inc.	OBFR minus 0.30%	Maturity	USD	1		08/12/2024	279
Provident Financial Services Inc.	OBFR minus 0.30%	Maturity	USD	1		08/12/2024	229
Provident Financial Services Inc.	OBFR minus 0.29%	Maturity	USD	1		08/12/2024	217
Provident Financial Services Inc.	OBFR minus 0.29%	Maturity	USD	0	***	08/12/2024	193
Provident Financial Services Inc.	OBFR minus 0.29%	Maturity	USD	1		08/12/2024	173
Provident Financial Services Inc.	OBFR minus 0.30%	Maturity	USD	1		08/12/2024	100
Provident Financial Services Inc.	OBFR minus 0.31%	Maturity	USD	1		08/12/2024	29
Provident Financial Services Inc.	OBFR minus 0.31%	Maturity	USD	1		08/12/2024	(18)
Provident Financial Services Inc.	OBFR minus 0.31%	Maturity	USD	7		08/12/2024	(162)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 73

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Provident Financial Services Inc.	OBFR minus 0.30%	Maturity	USD	3	08/12/2024	$(246)
Provident Financial Services Inc.	OBFR minus 0.31%	Maturity	USD	8	08/12/2024	(482)
Provident Financial Services Inc.	OBFR minus 0.31%	Maturity	USD	10	08/12/2024	(631)
Provident Financial Services Inc.	OBFR minus 0.30%	Maturity	USD	41	08/12/2024	(3,219)
Provident Financial Services Inc.	OBFR minus 0.30%	Maturity	USD	1,246	08/12/2024	(381,429)
Merrill Lynch International
Exxon Mobil Corp.	OBFR minus 0.30%	Maturity	USD	84	05/20/2027	(352)
Morgan Stanley Capital Services LLC
Brookfield Asset Management Ltd.	Fed Fund Effective plus 4.78%	Maturity	USD	4	10/18/2023	(663)
Brookfield Asset Management Ltd.	Fed Fund Effective plus 4.78%	Maturity	USD	28	10/18/2023	(2,350)
Brookfield Infrastructure Corp.	Fed Fund Effective plus 4.53%	Maturity	USD	70	10/18/2023	12,073
Brookfield Infrastructure Corp.	Fed Fund Effective plus 4.53%	Maturity	USD	17	10/18/2023	3,236
Brookfield Infrastructure Corp.	Fed Fund Effective plus 4.65%	Maturity	USD	13	10/18/2023	208
Brookfield Infrastructure Corp.	Fed Fund Effective plus 4.50%	Maturity	USD	9	10/18/2023	(917)
Globus Medical Inc.	Fed Fund Effective minus 0.29%	Maturity	USD	1,173	10/18/2023	77,122
Globus Medical Inc.	Fed Fund Effective minus 0.29%	Maturity	USD	102	10/18/2023	6,499
Globus Medical Inc.	Fed Fund Effective minus 0.29%	Maturity	USD	90	10/18/2023	2,258
KOSPI 200 Futures	0.00%	Maturity	KRW	334,950	09/14/2023	(1,731)
KOSPI 200 Futures	0.00%	Maturity	KRW	251,213	09/14/2023	(2,880)
Novozymes A/S	CIBOR minus 0.40%	Maturity	DKK	6,108	10/18/2023	206,870
Provident Financial Services Inc.	Fed Fund Effective minus 0.28%	Maturity	USD	20	10/18/2023	9,699
Provident Financial Services Inc.	Fed Fund Effective minus 0.28%	Maturity	USD	14	10/18/2023	6,965

74 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation (Depreciation)
Provident Financial Services Inc.	Fed Fund Effective minus 0.28%	Maturity	USD	10		10/18/2023	$5,162
Provident Financial Services Inc.	Fed Fund Effective minus 0.28%	Maturity	USD	11		10/18/2023	5,069
Provident Financial Services Inc.	Fed Fund Effective minus 0.28%	Maturity	USD	9		10/18/2023	4,868
Provident Financial Services Inc.	Fed Fund Effective minus 0.28%	Maturity	USD	5		10/18/2023	2,760
Provident Financial Services Inc.	Fed Fund Effective minus 0.28%	Maturity	USD	27		10/18/2023	331
Provident Financial Services Inc.	Fed Fund Effective minus 0.29%	Maturity	USD	0	***	10/18/2023	232
Swiss Market Index Futures	0.00%	Maturity	CHF	556		09/15/2023	13,662

							$(139,439)

**	Principal amount less than 500.

***	Notional amount less than 500.

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Fair valued by the Adviser.

(c)	Non-income producing security.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At August 31, 2023, the aggregate market value of these securities amounted to $40,884,465 or 8.9% of net assets.

(f)	Defaulted.

(g)	Defaulted matured security.

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at August 31, 2023.

(i)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.02% of net assets as of August 31, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Digicel Group Holdings Ltd. 7.00%, 09/28/2023	06/19/2020	$2,354		$932		0.00%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/26/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	06/21/2019	17,967		– 0	–	0.00%

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 75

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	04/26/2017	$40,372	$	– 0	–	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	04/26/2017	28,244		– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	04/26/2017	15		– 0	–	0.00%
State Agency of Roads of Ukraine 6.25%, 06/24/2030	06/17/2021	324,000		84,561		0.02%
Tonon Luxembourg SA 6.50%, 10/31/2024	04/26/2017	2,770		1		0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	03/29/2017	33,435		43		0.00%

(j)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2023.

(k)	Convertible security.

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(n)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(o)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(p)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at August 31, 2023.

(q)	The stated coupon rate represents the greater of the LIBOR or an alternate base rate such as the SOFR/PRIME or the LIBOR/SOFR/PRIME floor rate plus a spread at August 31, 2023.

(r)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(s)	Affiliated investments.

(t)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

76 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ADR – American Depositary Receipt

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-EM – Emerging Market Credit Default Swap Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CIBOR – Copenhagen Interbank Offered Rate

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FedFundEffective – Federal Funds Effective Rate

FTSE – Financial Times Stock Exchange

IFSC – International Financial Services Centre

JSC – Joint Stock Company

JSE – Johannesburg Stock Exchange

KLCI – Kuala Lumpur Composite Index

KOSPI – Korea Composite Stock Price Index

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

NSE – National Stock Exchange

OBFR – Overnight Bank Funding Rate

OMXS – Stockholm Stock Exchange

OSE – Osaka Securities Exchange

REG – Registered Shares

REIT – Real Estate Investment Trust

SARON – Swiss Average Rate Overnight

SET – Stock Exchange of Thailand

SOFR – Secured Overnight Financing Rate

SONIA – Sterling Overnight Index Average

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

WIG – Warszawski Indeks Gieldowy

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 77

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

August 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $403,185,151)	$437,450,164	(a)
Affiliated issuers (cost $16,923,798—including investment of cash collateral for securities loaned of $3,294,935)	16,923,798
Cash	16,435
Cash collateral due from broker	1,792,645
Foreign currencies, at value (cost $4,757,009)	4,725,478
Unrealized appreciation on forward currency exchange contracts	1,842,403
Unaffiliated interest and dividends receivable	1,601,095
Unrealized appreciation on total return swaps	1,089,208
Receivable for investment securities sold and foreign currency transactions	282,421
Receivable for variation margin on futures	228,476
Market value on credit default swaps (net premiums paid $73,643)	67,718
Affiliated dividends receivable	57,456
Receivable for shares of beneficial interest sold	12,491
Receivable for variation margin on centrally cleared swaps	7,395
Receivable for terminated total return swaps	5,975

Total assets	466,103,158

Liabilities
Payable for collateral received on securities loaned	3,294,935
Unrealized depreciation on forward currency exchange contracts	1,594,931
Unrealized depreciation on total return swaps	1,228,647
Custody and accounting fees payable	635,052
Payable for investment securities purchased and foreign currency transactions	561,199
Market value on credit default swaps (net premiums received $199,322)	313,260
Cash collateral due to broker	290,000
Payable for shares of beneficial interest redeemed	212,083
Advisory fee payable	211,350
Distribution fee payable	87,991
Payable for terminated total return swaps	20,019
Foreign capital gains tax payable	19,167
Transfer Agent fee payable	16,503
Trustees’ fees payable	107
Accrued expenses	228,328

Total liabilities	8,713,572

Net Assets	$457,389,586

Composition of Net Assets
Shares of beneficial interest, at par	$334
Additional paid-in capital	510,556,639
Accumulated loss	(53,167,387)

Net Assets	$457,389,586

(a)	Includes securities on loan with a value of $7,306,094 (see Note E).

See notes to consolidated financial statements.

78 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$391,499,891	28,622,307	$13.68	*

C	$3,835,245	285,885	$13.42

Advisor	$54,859,604	3,952,902	$13.88

R	$2,386,796	177,758	$13.43

K	$4,552,871	335,733	$13.56

I	$255,179	18,665	$13.67

*	The maximum offering price per share for Class A shares was $14.29 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 79

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended August 31, 2023

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $277,323)	$4,904,902
Affiliated issuers	3,028,723
Interest	6,260,966
Foreign withholding tax reclaims (see Note A.4)	722,565
Securities lending income	69,706
Other income	1,635	$14,988,497

Expenses
Advisory fee (see Note B)	2,606,312
Distribution fee—Class A	1,008,008
Distribution fee—Class C	46,232
Distribution fee—Class R	13,950
Distribution fee—Class K	12,869
Transfer agency—Class A	405,445
Transfer agency—Class C	5,167
Transfer agency—Advisor Class	58,273
Transfer agency—Class R	12,387
Transfer agency—Class K	21,463
Transfer agency—Class I	7,166
Custody and accounting	440,020
Audit and tax	158,714
Registration fees	91,395
Printing	71,174
Legal	57,589
Trustees’ fees	23,022
Miscellaneous	90,173

Total expenses	5,129,359
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(74,804)

Net expenses		5,054,555

Net investment income		9,933,942

See notes to consolidated financial statements.

80 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(9,476,998)
Forward currency exchange contracts	1,300,737
Futures	(18,648,942)
Swaps	(15,523,590)
Foreign currency transactions	198,164
Net change in unrealized appreciation (depreciation) of:
Investments(b)	36,413,164
Forward currency exchange contracts	(764,167)
Futures	1,063,274
Swaps	4,669,868
Foreign currency denominated assets and liabilities	57,209

Net loss on investment and foreign currency transactions	(711,281)

Net Increase in Net Assets from Operations	$9,222,661

(a)	Net of foreign realized capital gains taxes of $439.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $261.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 81

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2023	Year Ended August 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,933,942	$3,985,841
Net realized loss on investment and foreign currency transactions	(42,150,629)	(11,961,791)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	41,439,348	(101,077,961)

Net increase (decrease) in net assets from operations	9,222,661	(109,053,911)
Distributions to Shareholders
Class A	(11,341,430)	(50,069,353)
Class C	(85,218)	(848,075)
Advisor Class	(1,764,477)	(7,225,344)
Class R	(67,905)	(315,935)
Class K	(149,176)	(658,119)
Class I	(7,883)	(29,331)
Transactions in Shares of Beneficial Interest
Net decrease	(50,470,277)	(12,905,351)

Total decrease	(54,663,705)	(181,105,419)
Net Assets
Beginning of period	512,053,291	693,158,710

End of period	$457,389,586	$512,053,291

See notes to consolidated financial statements.

82 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

August 31, 2023

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of five series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Total Return Portfolio (the “Fund”). As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of August 31, 2023, net assets of the Fund were $457,389,586, of which $37,832,788, or approximately 8%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 83

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately

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the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best

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information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar

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collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2023:

Investments in Securities:	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks:
Information Technology	$47,384,436		$4,639,518		$0	(a)	$52,023,954
Health Care	36,392,115		7,072,594		0	(a)	43,464,709
Financials	27,243,358		12,197,213		– 0	–	39,440,571
Consumer Discretionary	23,265,590		7,098,856		98,490	(a)	30,462,936
Industrials	18,872,503		6,438,053		5,525		25,316,081
Communication Services	12,241,404		2,765,615		36,311		15,043,330
Consumer Staples	10,212,024		4,315,743		213,493		14,741,260
Energy	4,452,277		3,913,740		0	(a)	8,366,017
Materials	3,012,235		3,468,756		0	(a)	6,480,991
Utilities	3,248,412		1,109,630		– 0	–	4,358,042
Real Estate	3,650,203		– 0	–	– 0	–	3,650,203
Corporates – Non-Investment Grade	– 0	–	27,072,551		144,508	(a)	27,217,059
Governments – Treasuries	– 0	–	22,763,002		– 0	–	22,763,002
Corporates – Investment Grade	– 0	–	10,304,845		– 0	–	10,304,845
Emerging Markets – Sovereigns	– 0	–	3,691,479		– 0	–	3,691,479
Bank Loans	– 0	–	2,893,052		333,767		3,226,819

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Investments in Securities:	Level 1			Level 2		Level 3		Total
Emerging Markets – Corporate Bonds	$	– 0	–	$2,976,617		$43	(a)	$2,976,660
Collateralized Loan Obligations		– 0	–	2,705,676		– 0	–	2,705,676
Collateralized Mortgage Obligations		– 0	–	1,753,085		– 0	–	1,753,085
Quasi-Sovereigns		– 0	–	506,804		– 0	–	506,804
Governments – Sovereign Bonds		– 0	–	468,958		– 0	–	468,958
Preferred Stocks		113,631		– 0	–	96,525		210,156
Commercial Mortgage-Backed Securities		– 0	–	170,896		– 0	–	170,896
Investment Companies		111,469		– 0	–	– 0	–	111,469
Emerging Markets – Treasuries		– 0	–	– 0	–	74,378		74,378
Rights		300		– 0	–	0	(a)	300
Mortgage Pass-Throughs		– 0	–	72		– 0	–	72
Warrants		– 0	–	– 0	–	0	(a)	– 0	–
Short-Term Investments:
U.S. Treasury Bills		– 0	–	117,920,412		– 0	–	117,920,412
Investment Companies		13,628,863		– 0	–	– 0	–	13,628,863
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		3,294,935		– 0	–	– 0	–	3,294,935

Total Investments in Securities		207,123,755		246,247,167		1,003,040	(a)	454,373,962
Other Financial Instruments(b):
Assets:
Futures		1,278,590		– 0	–	– 0	–	1,278,590	(c)
Forward Currency Exchange Contracts		– 0	–	1,842,403		– 0	–	1,842,403
Centrally Cleared Interest Rate Swaps		– 0	–	395,014		– 0	–	395,014	(c)
Centrally Cleared Credit Default Swaps		– 0	–	875,016		– 0	–	875,016	(c)
Credit Default Swaps		– 0	–	67,718		– 0	–	67,718
Total Return Swaps		– 0	–	1,089,208		– 0	–	1,089,208
Liabilities:
Futures		(1,728,151)		– 0	–	– 0	–	(1,728,151	)(c)
Forward Currency Exchange Contracts		– 0	–	(1,594,931)		– 0	–	(1,594,931)
Centrally Cleared Interest Rate Swaps		– 0	–	(55,209)		– 0	–	(55,209	)(c)
Centrally Cleared Credit Default Swaps		– 0	–	(450,335)		– 0	–	(450,335	)(c)
Credit Default Swaps		– 0	–	(313,260)		– 0	–	(313,260)
Total Return Swaps		– 0	–	(1,228,647)		– 0	–	(1,228,647)

Total		$206,674,194		$246,874,144		$1,003,040	(a)	$454,551,378

(a)	The Fund held securities with zero market value at period end.

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(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In consideration of recent decisions rendered by the European courts, the Fund received reclaims filed to recover taxes withheld on dividends earned

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from certain European Union countries during calendar years 2009 through 2013. These filings are subject to various administrative and judicial proceedings within these countries. For the year ended August 31, 2023, the Fund successfully recovered taxes withheld by France which is reflected in the statement of operations. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $163,760 for the year ended August 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,848 from the sale of Class A shares and received $1,121 and $1,107 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net

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advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2023, such waiver amounted to $73,734.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2023 is as follows:

Fund	Market Value 8/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 8/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$75,289	$314,237	$375,897	$13,629	$3,029
Government Money Market Portfolio*	5,352	79,004	81,061	3,295	30

Total				$16,924	$3,059

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this

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reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$237,029,427	$368,565,982
U.S. government securities	6,459,749	456,957

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$445,304,116

Gross unrealized appreciation	$58,742,552
Gross unrealized depreciation	(48,807,046)

Net unrealized appreciation	$9,935,506

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from

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the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2023, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront

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premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2023, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of

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the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2023, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2023, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the year ended August 31, 2023, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended August 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$926,113	*	Payable for variation margin on futures	$711,194	*

Equity contracts	Receivable for variation margin on futures	352,477	*	Payable for variation margin on futures	1,016,957	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	549,629	*	Payable for variation margin on centrally cleared swaps	253,515	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$395,014	*	Payable for variation margin on centrally cleared swaps	$55,209	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,842,403		Unrealized depreciation on forward currency exchange contracts	1,594,931

Credit contracts	Market value on credit default swaps	67,718		Market value on credit default swaps	313,260

Interest rate contracts				Unrealized depreciation on total return swaps	750,653

Credit contracts	Unrealized appreciation on total return swaps	36,581

Commodity contracts	Unrealized appreciation on total return swaps	599,621

Equity contracts	Unrealized appreciation on total return swaps	453,006		Unrealized depreciation on total return swaps	477,994

Total		$5,222,562			$5,173,713

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(14,295,078)	$1,764,459

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	(4,402,514)	(701,185)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$48,650	$	– 0	–

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	1,300,737		(764,167)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(8,315,826)		1,430,804

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(6,303,824)		2,736,442

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(209,044)		1,409,242

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(694,896)		(906,620)

Total		$(32,871,795)		$4,968,975

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2023:

Futures:
Average notional amount of buy contracts	$248,499,393
Average notional amount of sale contracts	$119,409,242
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$83,376,576
Average principal amount of sale contracts	$87,416,523
Centrally Cleared Interest Rate Swaps:
Average notional amount	$46,137,730

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Credit Default Swaps:
Average notional amount of buy contracts	$915,135
Average notional amount of sale contracts	$3,552,971
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$9,493,787	(a)
Average notional amount of sale contracts	$16,539,747
Total Return Swaps:
Average notional amount	$162,696,673
Variance Swaps:
Average notional amount	$2,990,138	(b)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for five months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of August 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB All Market Total Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$324,042	$(196,291)	$	– 0	–	$	– 0	–	$127,751
Barclays Bank PLC	314,663	(314,663)		– 0	–		– 0	–	– 0	–
Citibank, NA	5,257	(1,450)		– 0	–		– 0	–	3,807
Deutsche Bank AG	243,769	(148,376)		– 0	–		– 0	–	95,393
Goldman Sachs Bank USA/Goldman Sachs International	381,990	(381,990)		– 0	–		– 0	–	– 0	–
HSBC Bank USA	104,541	(53,952)		– 0	–		– 0	–	50,589
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	193,177	(193,177)		– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	784,324	(448,715)		– 0	–		– 0	–	335,609
State Street Bank & Trust Co.	47,945	(47,945)		– 0	–		– 0	–	– 0	–

Total	$2,399,708	$(1,786,559)	$	– 0	–	$	– 0	–	$613,149	^

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$196,291	$(196,291)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	1,011,589	(314,663)			– 0	–		(696,926)			– 0	–
Citibank, NA	1,450	(1,450)			– 0	–		– 0	–		– 0	–
Credit Suisse International	313,260	– 0	–		(80,000)			(233,260)			– 0	–
Deutsche Bank AG	148,376	(148,376)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	391,438	(381,990)			– 0	–		– 0	–		9,448
HSBC Bank USA	53,952	(53,952)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	464,810	(193,177)			– 0	–		– 0	–		271,633
Merrill Lynch International	352	– 0	–		– 0	–		– 0	–		352
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	448,715	(448,715)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	106,605	(47,945)			– 0	–		– 0	–		58,660

Total	$3,136,838	$(1,786,559)			$(80,000)			$(930,186)			$340,093	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB All Market Total Return Portfolio (Cayman), Ltd.

	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Merrill Lynch International	$599,621	$	– 0	–	$(599,621)	$	– 0	–	$	– 0	–

Total	$599,621	$	– 0	–	$(599,621)	$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund

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may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended August 31, 2023 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$7,306,094	$3,294,935	$4,402,926	$39,925	$29,781	$1,070

*	As of August 31, 2023.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2023	Year Ended August 31, 2022

Class A
Shares sold	439,135	548,960	$5,927,103	$8,539,252

Shares issued in reinvestment of dividends and distributions	761,623	2,786,096	10,175,281	45,608,403

Shares converted from Class C	105,389	133,254	1,398,702	2,093,479

Shares redeemed	(4,220,474)	(4,259,735)	(56,223,088)	(66,911,696)

Net decrease	(2,914,327)	(791,425)	$(38,722,002)	$(10,670,562)

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	Shares		Amount
	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2023	Year Ended August 31, 2022

Class C
Shares sold	22,612	37,104	$295,272	$588,661

Shares issued in reinvestment of dividends and distributions	6,109	50,106	80,456	806,699

Shares converted to Class A	(107,406)	(135,681)	(1,398,702)	(2,093,479)

Shares redeemed	(69,972)	(104,856)	(904,070)	(1,650,552)

Net decrease	(148,657)	(153,327)	$(1,927,044)	$(2,348,671)

Advisor Class
Shares sold	447,987	430,293	$6,071,201	$6,797,993

Shares issued in reinvestment of dividends and distributions	106,511	384,769	1,441,100	6,379,466

Shares redeemed	(1,170,791)	(823,727)	(15,794,141)	(13,103,581)

Net increase (decrease)	(616,293)	(8,665)	$(8,281,840)	$73,878

Class R
Shares sold	57,415	30,270	$751,015	$467,858

Shares issued in reinvestment of dividends and distributions	5,152	19,550	67,905	315,934

Shares redeemed	(95,800)	(40,196)	(1,275,482)	(632,211)

Net increase (decrease)	(33,233)	9,624	$(456,562)	$151,581

Class K
Shares sold	26,465	40,206	$348,897	$617,069

Shares issued in reinvestment of dividends and distributions	11,225	40,400	149,174	658,113

Shares redeemed	(116,946)	(88,974)	(1,557,433)	(1,421,992)

Net decrease	(79,256)	(8,368)	$(1,059,362)	$(146,810)

Class I
Shares sold	966	786	$13,236	$12,218

Shares issued in reinvestment of dividends and distributions	517	1,452	7,082	24,346

Shares redeemed	(3,189)	(82)	(43,785)	(1,331)

Net increase (decrease)	(1,706)	2,156	$(23,467)	$35,233

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk—Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of the recent period of historically low rates and the effect of

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potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk—Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Short Sale Risk—The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2023 and August 31, 2022 were as follows:

	2023		2022
Distributions paid from:
Ordinary income	$13,416,089		$8,042
Net long-term capital gains	– 0	–	59,138,115

Total taxable distributions paid	$13,416,089		$59,146,157

As of August 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,795,006
Accumulated capital and other losses	(55,062,286	)(a)
Unrealized appreciation (depreciation)	9,906,495	(b)

Total accumulated earnings (deficit)	$(43,360,785	)(c)

(a)	As of August 31, 2023, the Fund had a net capital loss carryforward of $54,979,586. As of August 31, 2023, the cumulative deferred loss on straddles was $82,700.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2023, the Fund had a net short-term capital loss carryforward of $41,584,817 and a net long-term capital loss carryforward of $13,394,769, which may be carried forward for an indefinite period.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the current fiscal year, permanent differences primarily due to book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended August 31,
	2023		2022		2021		2020	2019

Net asset value, beginning of period	$ 13.75		$ 18.16		$ 15.44		$ 15.65	$ 14.78

Income From Investment Operations

Net investment income(a)(b)	.28		.10		.16		.19	.21

Net realized and unrealized gain (loss) on investment transactions	.02	(c)	(2.90)		3.03		.07 (c)	.66

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00 (d)	.00	(d)

Capital contributions	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.30		(2.80)		3.19		.26	.87

Less: Dividends and Distributions

Dividends from net investment income	(.37)		– 0	–	(.47)		(.34)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(1.61)		– 0	–	(.13)	– 0	–

Total dividends and distributions	(.37)		(1.61)		(.47)		(.47)	– 0	–

Net asset value, end of period	$ 13.68		$ 13.75		$ 18.16		$ 15.44	$ 15.65

Total Return

Total investment return based on net asset value(e)	2.26%		(16.85)%		21.16%		1.44%	5.88%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$391,500		$433,654		$586,995		$530,168	$578,919

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.08%		1.02%		1.03%		1.03%	.96%

Expenses, before waivers/reimbursements(f)‡	1.10%		1.03%		1.05%		1.04%	1.03%

Net investment income(b)	2.08%		.64%		.99%		1.23%	1.45%

Portfolio turnover rate	70%		105%		117%		76%	81%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.02%		.02%		.02%	.07%

See footnote summary on page 119.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended August 31,
	2023		2022		2021		2020	2019

Net asset value, beginning of period	$ 13.45		$ 17.92		$ 15.20		$ 15.38	$ 14.64

Income From Investment Operations

Net investment income (loss)(a)(b)	.17		(.02)		(.10)		.08	.10

Net realized and unrealized gain (loss) on investment transactions	.03	(c)	(2.84)		3.13		.05 (c)	.64

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00 (d)	.00	(d)

Capital contributions	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.20		(2.86)		3.03		.13	.74

Less: Dividends and Distributions

Dividends from net investment income	(.23)		– 0	–	(.31)		(.18)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(1.61)		– 0	–	(.13)	– 0	–

Total dividends and distributions	(.23)		(1.61)		(.31)		(.31)	– 0	–

Net asset value, end of period	$ 13.42		$ 13.45		$ 17.92		$ 15.20	$ 15.38

Total Return

Total investment return based on net asset value(e)	1.43%		(17.50)%		20.33%		.67%	5.05%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,835		$5,845		$10,537		$23,156	$37,609

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.84%		1.78%		1.78%		1.79%	1.71%

Expenses, before waivers/reimbursements(f)‡	1.86%		1.79%		1.80%		1.80%	1.78%

Net investment income (loss)(b)	1.31%		(.16)%		(.61)%		.52%	.71%

Portfolio turnover rate	70%		105%		117%		76%	81%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.02%		.02%		.02%	.07%

See footnote summary on page 119.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended August 31,
	2023		2022		2021		2020	2019

Net asset value, beginning of period	$ 13.95		$ 18.35		$ 15.60		$ 15.81	$ 14.90

Income From Investment Operations

Net investment income(a)(b)	.32		.14		.20		.23	.25

Net realized and unrealized gain (loss) on investment transactions	.02	(c)	(2.93)		3.06		.07 (c)	.66

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00 (d)	.00	(d)

Capital contributions	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.34		(2.79)		3.26		.30	.91

Less: Dividends and Distributions

Dividends from net investment income	(.41)		– 0	–	(.51)		(.38)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(1.61)		– 0	–	(.13)	– 0	–

Total dividends and distributions	(.41)		(1.61)		(.51)		(.51)	– 0	–

Net asset value, end of period	$ 13.88		$ 13.95		$ 18.35		$ 15.60	$ 15.81

Total Return

Total investment return based on net asset value(e)	2.50%		(16.61)%		21.43%		1.68%	6.17%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$54,860		$63,739		$84,018		$75,493	$82,885

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.83%		.77%		.78%		.78%	.71%

Expenses, before waivers/reimbursements(f)‡	.85%		.78%		.79%		.79%	.78%

Net investment income(b)	2.33%		.89%		1.22%		1.48%	1.70%

Portfolio turnover rate	70%		105%		117%		76%	81%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.02%		.02%		.02%	.07%

See footnote summary on page 119.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended August 31,
	2023		2022		2021		2020	2019

Net asset value, beginning of period	$ 13.53		$ 17.97		$ 15.29		$ 15.48	$ 14.69

Income From Investment Operations

Net investment income(a)(b)	.20		.04		.09		.13	.15

Net realized and unrealized gain (loss) on investment transactions	.02	(c)	(2.87)		3.00		.06 (c)	.64

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00 (d)	.00	(d)

Capital contributions	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.22		(2.83)		3.09		.19	.79

Less: Dividends and Distributions

Dividends from net investment income	(.32)		– 0	–	(.41)		(.25)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(1.61)		– 0	–	(.13)	– 0	–

Total dividends and distributions	(.32)		(1.61)		(.41)		(.38)	– 0	–

Net asset value, end of period	$ 13.43		$ 13.53		$ 17.97		$ 15.29	$ 15.48

Total Return

Total investment return based on net asset value(e)	1.57%		(17.16)%		20.66%		1.05%	5.45%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,387		$2,856		$3,618		$3,087	$4,124

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.67%		1.44%		1.45%		1.44%	1.38%

Expenses, before waivers/reimbursements(f)‡	1.69%		1.45%		1.47%		1.45%	1.44%

Net investment income(b)	1.50%		.23%		.57%		.86%	1.04%

Portfolio turnover rate	70%		105%		117%		76%	81%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.02%		.02%		.02%	.07%

See footnote summary on page 119.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended August 31,
	2023		2022		2021		2020	2019

Net asset value, beginning of period	$ 13.67		$ 18.08		$ 15.37		$ 15.58	$ 14.73

Income From Investment Operations

Net investment income(a)(b)	.24		.08		.13		.17	.20

Net realized and unrealized gain (loss) on investment transactions	.01	(c)	(2.88)		3.02		.07 (c)	.65

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00 (d)	.00	(d)

Capital contributions	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.25		(2.80)		3.15		.24	.85

Less: Dividends and Distributions

Dividends from net investment income	(.36)		– 0	–	(.44)		(.32)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(1.61)		– 0	–	(.13)	– 0	–

Total dividends and distributions	(.36)		(1.61)		(.44)		(.45)	– 0	–

Net asset value, end of period	$ 13.56		$ 13.67		$ 18.08		$ 15.37	$ 15.58

Total Return

Total investment return based on net asset value(e)	1.87%		(16.93)%		21.01%		1.35%	5.84%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,553		$5,672		$7,653		$7,395	$10,298

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.40%		1.13%		1.14%		1.13%	1.06%

Expenses, before waivers/reimbursements(f)‡	1.41%		1.14%		1.16%		1.14%	1.13%

Net investment income(b)	1.77%		.53%		.77%		1.15%	1.36%

Portfolio turnover rate	70%		105%		117%		76%	81%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.02%		.02%		.02%	.07%

See footnote summary on page 119.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended August 31,
	2023		2022		2021		2020	2019

Net asset value, beginning of period	$ 14.11		$ 18.55		$ 15.76		$ 15.97	$ 15.05

Income From Investment Operations

Net investment income (loss)(a)(b)	(.04	)*	.14		.22		.22	.25

Net realized and unrealized gain (loss) on investment transactions	.01	(c)	(2.97)		3.07		.07 (c)	.67

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00 (d)	.00	(d)

Capital contributions	– 0	–	– 0	–	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.03)		(2.83)		3.29		.29	.92

Less: Dividends and Distributions

Dividends from net investment income	(.41)		– 0	–	(.50)		(.37)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(1.61)		– 0	–	(.13)	– 0	–

Total dividends and distributions	(.41)		(1.61)		(.50)		(.50)	– 0	–

Net asset value, end of period	$ 13.67		$ 14.11		$ 18.55		$ 15.76	$ 15.97

Total Return

Total investment return based on net asset value(e)	(.25	)%*	(16.64)%		21.44%		1.64%	6.18%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$255		$287		$338		$271	$254

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	3.48	%*	.80%		.81%		.80%	.74%

Expenses, before waivers/reimbursements(f)‡	3.50	%*	.81%		.83%		.82%	.80%

Net investment income (loss)(b)	(.32	)%*	.88%		1.31%		1.44%	1.68%

Portfolio turnover rate.	70%		105%		117%		76%	81%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02%		.02%		.02%		.02%	.07%

See footnote summary on page 119.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2023, August 31, 2022, August 31, 2021, August 31, 2020 and August 31, 2019, such waiver amounted to .02%, ..01%, .01%, .01% and .07%, respectively.

*	Reflects a onetime non-recurring accrual adjustment.

See notes to consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB All Market Total Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB All Market Total Return Portfolio (the “Fund”) (one of the series constituting The AB Portfolios (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 30, 2023

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2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2023. For individual shareholders, the Fund designates 54.43% of dividends paid as qualified dividend income. For corporate shareholders, 22.99% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 54.91% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

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TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Defne Ozaltun(2), Vice President Nancy E. Hay, Clerk Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Barenboym and Loewy and Ms. Ozaltun are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 1345 Avenue of the Americas, New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Garry L. Moody,## Chairman of the Board 71 (2008)

Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.

		77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	77	None

Jeanette W. Loeb,## 71 (2020)	Private Investor since prior to 2018. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of Apollo Investment Corp. (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Marshall C. Turner, Jr.,## 82 (2005)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	77	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Alexander Barenboym 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Daniel J. Loewy 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is Chief Investment Officer and Head of Multi-Asset and Hedge Fund Solutions; and Chief Investment Officer for Dynamic Asset Allocation.

Defne Ozaltun 32	Vice President	Vice President of the Adviser**, with which she has been associated since prior to 2018.

Nancy E. Hay 51	Clerk	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 64	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Total Return Portfolio (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the

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Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with

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large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above a median. After reviewing and discussing the Adviser’s explanation of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of

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scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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NOTES

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NOTES

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AB ALL MARKET TOTAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMTR-0151-0823

AUG 08.31.23

ANNUAL REPORT

AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Sustainable Thematic Balanced Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

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+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 1

ANNUAL REPORT

October 9, 2023

This report provides management’s discussion of fund performance for the AB Sustainable Thematic Balanced Portfolio for the annual reporting period ended August 31, 2023.

The Fund’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

NAV RETURNS AS OF AUGUST 31, 2023 (unaudited)

	6 Months	12 Months

AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO

Class A Shares	7.24%	7.59%

Class C Shares	6.79%	6.86%

Advisor Class Shares[1]	7.26%	7.82%

Class R Shares[1]	7.06%	7.32%

Class K Shares[1]	7.22%	7.68%

Class I Shares[1]	7.37%	7.92%

Class Z Shares[1]	7.33%	7.79%

Primary Benchmark: S&P 500 Index	14.50%	15.94%

Blended Benchmark: 60% S&P 500 Index / 40% Bloomberg US Government/Credit Index	9.05%	9.18%

Bloomberg Global Aggregate Bond Index (USD hedged)	2.18%	0.55%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Standard & Poor’s (“S&P”) 500 Index, and its blended benchmark, a 60% / 40% blend of S&P 500 Index / Bloomberg US Government/Credit Index, respectively, for the six- and 12-month periods ended August 31, 2023. The table also includes the Bloomberg Global Aggregate Bond Index (USD hedged).

During the 12-month period, all share classes of the Fund underperformed the primary and blended benchmarks, and outperformed the Bloomberg Global Aggregate Bond Index (USD hedged), before sales charges. Security selection within fixed-income assets detracted, while overall asset-class allocation contributed, relative to the fixed-income component of the blended benchmark. Within equities, overall security selection detracted, particularly selection within technology and financials. Contributions from

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selection within consumer discretionary and consumer staples helped offset some of these losses. Overall sector selection contributed, as overweights to technology and industrials offset losses from an underweight to communication services and overweight to health care, which detracted.

During the six-month period, all share classes of the Fund underperformed the primary and blended benchmarks, and outperformed the Bloomberg Global Aggregate Bond Index (USD hedged), before sales charges. Overall asset class allocation to fixed income contributed to performance, while overall security selection within fixed-income assets detracted from returns. Within equities, security selection detracted; selection within technology detracted the most, while selection within health care contributed. Overall sector selection contributed, as gains from an overweight to technology and an underweight to energy offset losses from an underweight to communication services and an overweight to health care, which detracted.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the 12-month period ended August 31, 2023. Aggressive central bank tightening—led by the US Federal Reserve (the “Fed”)—created headwinds for global equity markets throughout the period. Despite bouts of increased volatility, equity markets rallied amid signs of easing inflationary pressures and as central banks began to pause or lower rate hikes. But resilient consumer spending and mostly strong global economic data raised concern that central banks would need to keep rates higher for longer, which caused equity markets to pull back at times. In March, the collapse of select US regional banks triggered concerns about broader financial contagion and briefly drove stocks lower, as did the threat of a US government default and the Fitch US debt downgrade later in the period. China’s reopening impulse initially benefited equity markets, but its effect diminished—especially in emerging markets—as China’s economic recovery stalled. Sentiment shifted at the end of the period, and markets rallied as US economic data showed signs of cooling while disinflation continued to gain traction—strengthening the likelihood of a soft landing. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value, led by a technology-sector rally—especially among companies closely related to artificial intelligence technologies. Large-cap stocks outperformed small-cap stocks by a wide margin, although both rose in absolute terms.

Fixed-income government bond market yields were extremely volatile in all major developed markets, rising slightly in aggregate over the period. Government bond returns fell in all major markets except in Italy, Australia, Japan and Canada, while government bonds in the UK trailed other major developed-market treasury markets. Most central banks raised interest

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 3

rates significantly to combat persistent inflation. Developed-market investment-grade corporate bonds had positive returns overall and outperformed developed-market government bonds. Investment-grade corporates also rose and outperformed respective treasury markets in the US and eurozone. High-yield corporate bonds had positive returns and materially outperformed their respective treasury markets—especially in the US and eurozone. Emerging-market local-currency sovereign bonds led risk asset returns, even as the US dollar was mixed against developed- and emerging-market currencies. Emerging-market hard-currency sovereign bonds advanced and significantly outperformed developed-market treasuries. Investment-grade and emerging-market corporate bonds outperformed similar quality developed-market corporate bonds during the period.

The Fund’s Senior Investment Management Team (the “Team”) seeks to capitalize on long-term sustainable investment themes through investing in companies that contribute to positive social and environmental outcomes, while defensively managing market volatility with a balanced portfolio allocation. In the equity sleeve, the strategy seeks to generate strong financial returns through investments in companies that contribute to positive social and environmental outcomes using a combination of bottom-up and top-down research, and pairs with a fixed-income sleeve consisting predominantly of US government agency and treasury securities. The Team’s approach to building a sustainable equity sleeve with attractive financial return potential is to invest in companies aligned with the United Nations Sustainable Development Goals (“SDGs”), which 193 nations have committed to advancing. The estimated cost to achieve these goals between 2016 and 2030 is $90 trillion, creating substantial opportunity for investment in companies aligned with these goals.

INVESTMENT POLICIES

The Fund invests in a diversified portfolio of equity and fixed-income securities. Normally, the Fund’s investments will consist of approximately 60% equity securities and 40% fixed-income securities, but these target allocations may vary. Under normal market conditions, the Fund will not deviate more than 10% from each target allocation. The Fund will not purchase a security if as a result less than 25% of its total assets would be invested in either equity securities or fixed-income securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of issuers that meet the Fund’s sustainability criteria, as described below.

In its equity investments, the Fund pursues opportunistic growth by investing primarily in a portfolio of US companies whose business activities the Adviser believes position the company to benefit from

(continued on next page)

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certain environmentally or socially oriented sustainable investment themes that align with one or more of the United Nations SDGs. These themes principally include the advancement of health, climate, and empowerment. A company that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets the Fund’s sustainability criteria, although many of the companies in which the Fund invests will derive a much greater portion of their revenues from such activities.

The Adviser normally considers a universe of primarily US mid- to large-capitalization companies for investment.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, the most attractive US equity securities that fit into sustainable investment themes. First, under the “top-down” approach, the Adviser identifies the sustainable investment themes. In addition to this “top-down” thematic approach, the Adviser then uses a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management and on evaluating a company’s risks, including those related to environmental, social and corporate governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes focusing on individual companies with favorable ESG attributes over the use of broad-based negative screens (e.g., disqualifying business activities) in assessing a company’s exposure to ESG factors, the Fund will not invest in companies that derive revenue from direct involvement in adult entertainment, alcohol, coal, controversial weapons, firearms, gambling, genetically modified organisms, military contracting, prisons or tobacco.

The Fund’s fixed-income securities will consist predominantly of US government and agency securities, which must meet the Fund’s sustainability and ESG criteria for government securities. In this regard, the Adviser evaluates government securities based on the alignment of the nation’s policies with the SDGs and an internal scoring system that considers the nation’s policies on ESG issues.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps. Derivatives may provide more efficient

(continued on next page)

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and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposures than making direct investments. For example, the Fund may use bond futures contracts and interest rate swaps to gain and adjust its exposures to the fixed-income markets.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg US Government/Credit Index measures the investment-grade, US dollar-denominated, fixed-rate, taxable bond market and includes Treasuries and government-related (agency, sovereign, supranational and local authority debt guaranteed by the US government) and investment-grade corporate securities. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG factors and “sustainability” criteria are not uniformly defined, and may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

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DISCLOSURES AND RISKS (continued)

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of the recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Effective December 1, 2021, the Fund made certain changes to its principal strategies, including the modification of the strategies to increase allocation to equity securities, to decrease investment in fixed-income securities and securities of non-US issuers and the use of derivatives, and to emphasize sustainable investment themes. In addition, effective July 14, 2017, the Fund’s principal strategies were revised to eliminate static asset allocation targets for investment, and to permit increased use of derivatives and investment in securities of non-US issuers. In light of these changes, the performance shown for periods prior to December 1, 2021, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2013 TO 8/31/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Sustainable Thematic Balanced Portfolio Class A shares (from 8/31/2013 to 8/31/2023) as compared with the performance of the Fund’s current and previous benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	7.59%	2.98%

5 Years	1.61%	0.73%

10 Years	2.72%	2.28%

CLASS C SHARES

1 Year	6.86%	5.86%

5 Years	0.84%	0.84%

10 Years[1]	1.95%	1.95%

ADVISOR CLASS SHARES[2]

1 Year	7.82%	7.82%

5 Years	1.88%	1.88%

10 Years	2.99%	2.99%

CLASS R SHARES[2]

1 Year	7.32%	7.32%

5 Years	1.26%	1.26%

10 Years	2.35%	2.35%

CLASS K SHARES[2]

1 Year	7.68%	7.68%

5 Years	1.56%	1.56%

10 Years	2.65%	2.65%

CLASS I SHARES[2]

1 Year	7.92%	7.92%

5 Years	1.87%	1.87%

10 Years	2.97%	2.97%

CLASS Z SHARES[2]

1 Year	7.79%	7.79%

Since Inception[3]	-5.81%	-5.81%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.31%, 2.06%, 1.06%, 1.72%, 1.41%, 1.08% and 0.96% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses) to 1.00%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75% and 0.75% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 12/14/2021.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	7.33%

5 Years	-0.18%

10 Years	1.62%

CLASS C SHARES

1 Year	10.36%

5 Years	-0.08%

10 Years[1]	1.27%

ADVISOR CLASS SHARES[2]

1 Year	12.47%

5 Years	0.97%

10 Years	2.32%

CLASS R SHARES[2]

1 Year	11.85%

5 Years	0.36%

10 Years	1.67%

CLASS K SHARES[2]

1 Year	12.12%

5 Years	0.63%

10 Years	1.98%

CLASS I SHARES[2]

1 Year	12.53%

5 Years	0.96%

10 Years	2.29%

CLASS Z SHARES[2]

1 Year	12.47%

Since Inception[3]	-7.86%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 12/14/2021.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,072.40	$5.22	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class C
Actual	$1,000	$1,067.90	$9.12	1.75%
Hypothetical**	$1,000	$1,016.38	$8.89	1.75%
Advisor Class
Actual	$1,000	$1,072.60	$3.92	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%
Class R
Actual	$1,000	$1,070.60	$6.52	1.25%
Hypothetical**	$1,000	$1,018.90	$6.36	1.25%
Class K
Actual	$1,000	$1,072.20	$5.22	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class I
Actual	$1,000	$1,073.70	$3.92	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%
Class Z
Actual	$1,000	$1,073.30	$3.92	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

August 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $103.7

1	The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

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PORTFOLIO OF INVESTMENTS

August 31, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS – 56.2%
Information Technology – 18.3%
Communications Equipment – 1.7%
Ciena Corp.(a)	23,735	$1,186,275
GCI Liberty, Inc.(a)(b)(c)	486	– 0	–
Lumentum Holdings, Inc.(a)	10,142	548,987

		1,735,262

Electronic Equipment, Instruments & Components – 4.0%
Flex Ltd.(a)	54,217	1,495,847
Keysight Technologies, Inc.(a)	9,583	1,277,414
TE Connectivity Ltd.	10,260	1,358,321

		4,131,582

IT Services – 1.4%
Accenture PLC – Class A	4,680	1,515,243

Semiconductors & Semiconductor Equipment – 4.7%
Advanced Micro Devices, Inc.(a)	5,461	577,337
Monolithic Power Systems, Inc.	1,149	598,870
NVIDIA Corp.	3,171	1,565,047
NXP Semiconductors NV	4,293	883,156
ON Semiconductor Corp.(a)	12,473	1,228,092

		4,852,502

Software – 6.5%
Adobe, Inc.(a)	2,379	1,330,670
Fair Isaac Corp.(a)	727	657,637
Intuit, Inc.	2,902	1,572,333
Microsoft Corp.	6,523	2,137,978
Palo Alto Networks, Inc.(a)	4,257	1,035,728

		6,734,346

		18,968,935

Health Care – 13.0%
Health Care Equipment & Supplies – 4.3%
Alcon, Inc.	18,285	1,517,472
Becton Dickinson & Co.	5,139	1,436,094
STERIS PLC	6,332	1,453,764

		4,407,330

Health Care Providers & Services – 1.9%
Laboratory Corp. of America Holdings	3,750	780,375
UnitedHealth Group, Inc.	2,557	1,218,615

		1,998,990

Life Sciences Tools & Services – 5.6%
Bio-Rad Laboratories, Inc. – Class A(a)	2,127	851,225
Bruker Corp.	11,836	776,442

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Danaher Corp.	6,014	$1,593,710
ICON PLC(a)	5,517	1,434,089
West Pharmaceutical Services, Inc.	2,829	1,151,120

		5,806,586

Pharmaceuticals – 1.2%
Johnson & Johnson	7,827	1,265,469

		13,478,375

Industrials – 9.4%
Aerospace & Defense – 1.1%
Hexcel Corp.	14,869	1,089,898

Building Products – 1.2%
Owens Corning	8,513	1,225,106

Commercial Services & Supplies – 2.5%
Tetra Tech, Inc.	7,322	1,152,116
Waste Management, Inc.	9,473	1,485,177

		2,637,293

Electrical Equipment – 0.9%
Rockwell Automation, Inc.	3,059	954,653

Machinery – 2.9%
Deere & Co.	4,196	1,724,304
Xylem, Inc./NY	12,283	1,271,782

		2,996,086

Professional Services – 0.8%
Maximus, Inc.	10,634	859,440

		9,762,476

Financials – 6.2%
Capital Markets – 2.8%
Intercontinental Exchange, Inc.	11,022	1,300,486
MSCI, Inc.	2,895	1,573,780

		2,874,266

Financial Services – 1.8%
Visa, Inc. – Class A	7,626	1,873,556

Insurance – 1.6%
Aflac, Inc.	22,597	1,685,058

		6,432,880

Consumer Staples – 3.7%
Household Products – 1.5%
Procter & Gamble Co. (The)	9,860	1,521,793

Personal Care Products – 2.2%
Haleon PLC (ADR)(d)	101,318	832,834

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Unilever PLC (Sponsored ADR)	29,308	$1,495,294

		2,328,128

		3,849,921

Consumer Discretionary – 3.2%
Automobile Components – 0.9%
Aptiv PLC(a)	9,545	968,340

Household Durables – 1.2%
TopBuild Corp.(a)	4,267	1,237,772

Specialty Retail – 1.1%
Home Depot, Inc. (The)	3,271	1,080,411

		3,286,523

Utilities – 1.7%
Electric Utilities – 0.8%
NextEra Energy, Inc.	12,658	845,554

Water Utilities – 0.9%
American Water Works Co., Inc.	6,519	904,446

		1,750,000

Real Estate – 0.7%
Specialized REITs – 0.7%
SBA Communications Corp.	3,233	725,906

Total Common Stocks (cost $52,656,432)		58,255,016

	Principal Amount (000)
GOVERNMENTS - TREASURIES – 39.4%
United States – 39.4%
U.S. Treasury Bonds
1.25%, 05/15/2050	$462	241,186
1.875%, 11/15/2051	655	402,129
2.25%, 02/15/2052	677	456,561
2.50%, 02/15/2046	363	263,581
3.00%, 05/15/2042	2,877	2,359,793
3.00%, 02/15/2048	557	441,548
3.00%, 02/15/2049	494	392,113
3.00%, 08/15/2052	137	109,411
3.625%, 02/15/2053	1,339	1,206,265
3.625%, 05/15/2053	173	156,115
3.875%, 02/15/2043	2,150	2,001,216
3.875%, 05/15/2043	171	158,831
4.00%, 11/15/2052	778	751,059
6.125%, 08/15/2029	585	641,251

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes
0.625%, 05/15/2030	$2,595	$2,058,882
1.625%, 02/15/2026	314	292,103
1.875%, 02/28/2027	2,409	2,209,505
1.875%, 02/15/2032	3,005	2,526,464
2.00%, 02/15/2025	1,104	1,056,082
2.25%, 08/15/2027	1,598	1,475,154
2.50%, 03/31/2027	2,574	2,411,516
2.625%, 02/15/2029	1,069	984,332
2.75%, 08/15/2032	139	124,818
3.375%, 05/15/2033	1,461	1,377,369
3.50%, 01/31/2028	3,563	3,445,266
3.50%, 04/30/2028	805	778,276
3.50%, 02/15/2033	1,379	1,313,452
3.625%, 05/15/2026	2,734	2,666,077
3.625%, 03/31/2028	2,450	2,380,802
3.875%, 12/31/2027	454	445,629
4.00%, 06/30/2028	261	257,959
4.125%, 09/30/2027	2,576	2,551,850
4.125%, 11/15/2032	138	137,800
4.625%, 03/15/2026	1,833	1,831,282
4.75%, 07/31/2025	923	920,603

Total Governments - Treasuries (cost $44,655,728)		40,826,280

AGENCIES – 2.5%
Agency Debentures – 2.5%
Federal Home Loan Banks 4.50%, 03/13/2026	1,000	993,620
Federal National Mortgage Association 6.625%, 11/15/2030	1,382	1,573,124

Total Agencies (cost $2,867,784)		2,566,744

	Shares
SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.28%(e)(f)(g) (cost $2,048,475)	2,048,475	2,048,475

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $102,228,419)		103,696,515

20 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.28%(e)(f)(g) (cost $130,526)	130,526	$130,526

Total Investments – 100.2% (cost $102,358,945)		103,827,041
Other assets less liabilities – (0.2)%		(176,978)

Net Assets – 100.0%		$103,650,063

(a)	Non-income producing security.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Fair valued by the Adviser.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 21

STATEMENT OF ASSETS & LIABILITIES

August 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $100,179,944)	$101,648,040	(a)
Affiliated issuers (cost $2,179,001 – including investment of cash collateral for securities loaned of $130,526)	2,179,001
Foreign currencies, at value (cost $203,053)	204,898
Receivable for investment securities sold	599,926
Unaffiliated interest and dividends receivable	434,457
Receivable for shares of beneficial interest sold	21,902
Affiliated dividends receivable	13,363

Total assets	105,101,587

Liabilities
Payable for investment securities purchased	840,199
Custody and accounting fees payable	270,412
Payable for collateral received on securities loaned	130,526
Payable for shares of beneficial interest redeemed	47,473
Advisory fee payable	23,968
Distribution fee payable	23,581
Transfer Agent fee payable	3,464
Trustees’ fees payable	15
Accrued expenses	111,886

Total liabilities	1,451,524

Net Assets	$103,650,063

Composition of Net Assets
Shares of beneficial interest, at par	$92
Additional paid-in capital	111,472,698
Accumulated loss	(7,822,727)

Net Assets	$103,650,063

(a)	Includes securities on loan with a value of $552,137 (see Note E).

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$92,711,547	8,231,848	$11.26	*

C	$2,415,196	216,483	$11.16

Advisor	$3,706,277	325,847	$11.37

R	$3,716,658	331,154	$11.22

K	$1,049,460	92,991	$11.29

I	$38,785	3,370	$11.51

Z	$12,140	1,076	$11.28

*	The maximum offering price per share for Class A shares was $11.76 which reflects a sales charge of 4.25%.

See notes to financial statements.

22 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended August 31, 2023

Investment Income
Interest (net of foreign taxes withheld of $3)	$849,032
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $11,742)	717,474
Affiliated issuers	125,554
Foreign withholding tax reclaims (see Note A.4)	101,790
Securities lending income	4,538
Other income	124	$1,798,512

Expenses
Advisory fee (see Note B)	532,103
Distribution fee—Class A	235,848
Distribution fee—Class C	29,385
Distribution fee—Class R	18,735
Distribution fee—Class K	3,862
Transfer agency—Class A	107,959
Transfer agency—Class C	3,540
Transfer agency—Advisor Class	4,367
Transfer agency—Class R	9,014
Transfer agency—Class K	9,072
Transfer agency—Class I	1,566
Transfer agency—Class Z	1
Registration fees	96,718
Audit and tax	77,723
Custody and accounting	77,297
Legal	55,201
Printing	37,904
Trustees’ fees	18,316
Miscellaneous	15,883

Total expenses	1,334,494
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(248,680)

Net expenses		1,085,814

Net investment income		712,698

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions(a)		(9,084,196)
Foreign currency transactions		(583)
Net change in unrealized appreciation (depreciation) of:
Investments		15,737,270
Foreign currency denominated assets and liabilities		10,529

Net gain on investment and foreign currency transactions		6,663,020

Net Increase in Net Assets from Operations		$7,375,718

(a)	Net of foreign realized capital gains taxes of $363.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2023	Year Ended August 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$712,698	$(194,255)
Net realized gain (loss) on investment transactions	(9,084,779)	6,323,067
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	15,747,799	(33,896,582)

Net increase (decrease) in net assets from operations	7,375,718	(27,767,770)
Distributions to Shareholders
Class A	(4,013,369)	(4,495,636)
Class C	(136,995)	(130,885)
Advisor Class	(161,555)	(199,535)
Class R	(169,446)	(156,270)
Class K	(65,318)	(73,358)
Class I	(1,452)	(1,430)
Class Z(a)	(337)	(363)
Transactions in Shares of Beneficial Interest
Net decrease	(14,322,602)	(9,943,576)

Total decrease	(11,495,356)	(42,768,823)
Net Assets
Beginning of period	115,145,419	157,914,242

End of period	$103,650,063	$115,145,419

(a)	Commenced distribution on December 15, 2021.

See notes to financial statements.

24 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

August 31, 2023

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of five series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Sustainable Thematic Balanced Portfolio (the “Fund”) (formerly known as AB Conservative Wealth Strategy). The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective December 15, 2021, the Fund commenced offering Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5

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NOTES TO FINANCIAL STATEMENTS (continued)

of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

26 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and

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NOTES TO FINANCIAL STATEMENTS (continued)

comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2023:

Investments in Securities:	Level 1		Level 2			Level 3		Total
Assets:
Common Stocks:
Information Technology	$18,968,935		$	– 0	–	$0	(a)	$18,968,935
Health Care	13,478,375			– 0	–	– 0	–	13,478,375
Industrials	9,762,476			– 0	–	– 0	–	9,762,476
Financials	6,432,880			– 0	–	– 0	–	6,432,880
Consumer Staples	3,849,921			– 0	–			3,849,921
Consumer Discretionary	3,286,523			– 0	–	– 0	–	3,286,523
Utilities	1,750,000			– 0	–	– 0	–	1,750,000
Real Estate	725,906			– 0	–	– 0	–	725,906
Governments – Treasuries	– 0	–		40,826,280		– 0	–	40,826,280
Agencies	– 0	–		2,566,744		– 0	–	2,566,744
Short-Term Investments	2,048,475			– 0	–	– 0	–	2,048,475
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	130,526			– 0	–	– 0	–	130,526

Total Investments in Securities	60,434,017			43,393,024		0	(a)	103,827,041
Other Financial Instruments(b)	– 0	–		– 0	–	– 0	–	– 0	–

Total	$60,434,017			$43,393,024		$0	(a)	$103,827,041

(a)	The Fund held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

28 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In consideration of recent decisions rendered by the European courts, the Fund received reclaims filed to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2009 through 2013. These filings are subject to various administrative and judicial proceedings within these countries. For the year ended August 31, 2023, the Fund successfully recovered taxes withheld by France which is reflected in the statement of operations. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Prior to December 1, 2021, the Fund paid an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee was accrued daily and paid monthly.

Effective December 1, 2021, the Adviser has contractually agreed to waive its management fees and/or bear certain expenses of the Fund until

30 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2023 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense and extraordinary expenses), on an annualized basis, from exceeding 1.00%, 1.75%, .75%, 1.25%, 1.00%, .75%, and .75% of average daily net assets, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Expense Caps may not be terminated by the Adviser before December 31, 2023. For the year ended August 31, 2023, such reimbursements/waivers amounted to $245,507.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $41,735 for the year ended August 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,226 from the sale of Class A shares and received $142 and $108 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2023, such waiver amounted to $3,062.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 31

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2023 is as follows:

Fund	Market Value 8/31/22 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 8/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,482		$32,875	$33,309	$2,048	$126
Government Money Market Portfolio*	– 0	–	7,000	6,869	131	2

Total					$2,179	$128

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$18,678,467	$43,296,122
U.S. government securities	29,249,380	22,104,100

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$103,418,256

Gross unrealized appreciation	$8,147,541
Gross unrealized depreciation	(7,738,756)

Net unrealized appreciation	$408,785

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended August 31, 2023.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned

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NOTES TO FINANCIAL STATEMENTS (continued)

securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended August 31, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$552,137	$130,526	$441,173	$2,519	$2,019	$111

*	As of August 31, 2023.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2023	Year Ended August 31, 2022

Class A
Shares sold	133,400	125,234	$1,464,631	$1,560,941

Shares issued in reinvestment of dividends and distributions	350,037	304,518	3,584,382	4,016,597

Shares converted from Class C	46,612	55,493	497,280	693,086

Shares redeemed	(1,553,588)	(1,283,007)	(16,594,911)	(15,514,294)

Net decrease	(1,023,539)	(797,762)	$(11,048,618)	$(9,243,670)

Class C
Shares sold	6,497	57,180	$70,697	$704,253

Shares issued in reinvestment of dividends and distributions	12,308	8,853	125,418	117,219

Shares converted to Class A	(46,828)	(55,569)	(497,280)	(693,086)

Shares redeemed	(89,893)	(130,825)	(948,515)	(1,600,885)

Net decrease	(117,916)	(120,361)	$(1,249,680)	$(1,472,499)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2023	Year Ended August 31, 2022

Advisor Class
Shares sold	59,613	2,234,240	$650,196	$26,915,071

Shares issued in reinvestment of dividends and distributions	14,160	11,682	146,128	154,899

Shares redeemed	(141,322)	(2,269,772)	(1,521,368)	(26,723,485)

Net increase (decrease)	(67,549)	(23,850)	$(725,044)	$346,485

Class R
Shares sold	82,157	96,090	$879,203	$1,165,120

Shares issued in reinvestment of dividends and distributions	16,580	11,839	169,445	156,270

Shares redeemed	(166,481)	(60,265)	(1,796,612)	(708,949)

Net increase (decrease)	(67,744)	47,664	$(747,964)	$612,441

Class K
Shares sold	3,956	6,293	$42,796	$79,440

Shares issued in reinvestment of dividends and distributions	6,366	5,549	65,316	73,356

Shares redeemed	(60,837)	(29,575)	(665,440)	(351,792)

Net decrease	(50,515)	(17,733)	$(557,328)	$(198,996)

Class I
Shares sold	124	141	$1,365	$1,715

Shares issued in reinvestment of dividends and distributions	104	77	1,083	1,041

Shares redeemed	(10)	(9)	(109)	(114)

Net increase	218	209	$2,339	$2,642

Class Z(a)
Shares sold	336	740	$3,693	$10,021

Share issued in reinvestment of dividends and distributions	0 (b)	0 (b)	0 (c)	0 (c)

Net increase	336	740	$3,693	$10,021

(a)	Commenced distribution on December 15, 2021.

(b)	Amount is less than one share.

(c)	Amount is less than $.50.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG factors and “sustainability” criteria are not uniformly defined, and may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly

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NOTES TO FINANCIAL STATEMENTS (continued)

known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of the recent period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the

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NOTES TO FINANCIAL STATEMENTS (continued)

repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2023 and August 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$812	$3,742,020
Net long-term capital gains	4,547,660	1,315,457

Total taxable distributions paid	$4,548,472	$5,057,477

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NOTES TO FINANCIAL STATEMENTS (continued)

As of August 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$513,161
Accumulated capital and other losses	(8,738,221	)(a)
Unrealized appreciation (depreciation)	402,696	(b)

Total accumulated earnings (deficit)	$(7,822,364	)(c)

(a)	As of August 31, 2023, the Fund had a net capital loss carryforward of $8,738,221.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2023, the Fund had a net short-term capital loss carryforward of $3,560,112 and a net long-term capital loss carryforward of $5,178,109, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares and the disallowance of a net operating loss resulted in a net increase in accumulated loss and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

40 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.93	$ 13.80	$ 12.38	$ 12.58	$ 12.14

Income From Investment Operations

Net investment income (loss)(a)(b)	.07	(.02)	.12	.14	.16

Net realized and unrealized gain (loss) on investment transactions	.71	(2.39)	1.74	.10	.37

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.78	(2.41)	1.86	.24	.53

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.36)	(.44)	(.40)	(.09)

Distributions from net realized gain on investment transactions	(.45)	(.10)	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.45)	(.46)	(.44)	(.44)	(.09)

Net asset value, end of period	$ 11.26	$ 10.93	$ 13.80	$ 12.38	$ 12.58

Total Return

Total investment return based on net asset value(d)	7.59%	(18.04)%	15.54%	1.77%	4.47%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$92,712	$101,192	$138,753	$132,657	$145,002

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.00%	1.09%	1.25%	1.14%	1.05%

Expenses, before waivers/reimbursements(e)‡	1.22%	1.31%	1.36%	1.29%	1.23%

Net investment income (loss)(b)	.69%	(.13)%	.95%	1.13%	1.32%

Portfolio turnover rate	46%	174%	120%	96%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.04%	.14%	.17%	.20%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.91	$ 13.76	$ 12.32	$ 12.51	$ 12.07

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)	(.11)	.02	.05	.07

Net realized and unrealized gain (loss) on investment transactions	.71	(2.41)	1.75	.09	.37

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.70	(2.52)	1.77	.14	.44

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.23)	(.33)	(.29)	– 0	–

Distributions from net realized gain on investment transactions	(.45)	(.10)	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.45)	(.33)	(.33)	(.33)	– 0	–

Net asset value, end of period	$ 11.16	$ 10.91	$ 13.76	$ 12.32	$ 12.51

Total Return

Total investment return based on net asset value(d)	6.86%	(18.73)%	14.64%	.97%	3.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,415	$3,650	$6,257	$10,667	$14,989

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.75%	1.90%	1.98%	1.89%	1.80%

Expenses, before waivers/reimbursements(e)‡	1.98%	2.06%	2.09%	2.04%	1.98%

Net investment income (loss)(b)	(.07)%	(.93)%	.18%	.44%	.59%

Portfolio turnover rate	46%	174%	120%	96%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.04%	.14%	.17%	.20%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 11.01	$ 13.88	$ 12.44	$ 12.64	$ 12.20

Income From Investment Operations

Net investment income(a)(b)	.10	.04	.16	.17	.19

Net realized and unrealized gain (loss) on investment transactions	.71	(2.43)	1.76	.10	.37

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.81	(2.39)	1.92	.27	.56

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.38)	(.48)	(.43)	(.12)

Distributions from net realized gain on investment transactions	(.45)	(.10)	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.45)	(.48)	(.48)	(.47)	(.12)

Net asset value, end of period	$ 11.37	$ 11.01	$ 13.88	$ 12.44	$ 12.64

Total Return

Total investment return based on net asset value(d)	7.82%	(17.79)%	15.82%	2.02%	4.81%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,706	$4,331	$5,790	$5,419	$6,464

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.75%	.71%	1.00%	.89%	.80%

Expenses, before waivers/reimbursements(e)‡	.97%	1.06%	1.11%	1.04%	.97%

Net investment income(b)	.93%	.33%	1.20%	1.41%	1.58%

Portfolio turnover rate	46%	174%	120%	96%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.04%	.14%	.17%	.20%

See footnote summary on page 47.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.92	$ 13.79	$ 12.37	$ 12.57	$ 12.13

Income From Investment Operations

Net investment income (loss)(a)(b)	.05	(.05)	.07	.09	.11

Net realized and unrealized gain (loss) on investment transactions	.70	(2.40)	1.75	.10	.38

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.75	(2.45)	1.82	.19	.49

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.32)	(.40)	(.35)	(.05)

Distributions from net realized gain on investment transactions	(.45)	(.10)	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.45)	(.42)	(.40)	(.39)	(.05)

Net asset value, end of period	$ 11.22	$ 10.92	$ 13.79	$ 12.37	$ 12.57

Total Return

Total investment return based on net asset value(d)	7.32%	(18.25)%	15.05%	1.36%	4.06%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,717	$4,357	$4,844	$4,278	$4,604

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.25%	1.36%	1.65%	1.53%	1.46%

Expenses, before waivers/reimbursements(e)‡	1.60%	1.72%	1.76%	1.68%	1.63%

Net investment income (loss)(b)	.44%	(.40)%	.55%	.74%	.89%

Portfolio turnover rate	46%	174%	120%	96%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.04%	.14%	.17%	.20%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.95	$ 13.82	$ 12.35	$ 12.55	$ 12.11

Income From Investment Operations

Net investment income (loss)(a)(b)	.07	(.02)	.11	.14	.15

Net realized and unrealized gain (loss) on investment transactions	.72	(2.40)	1.74	.08	.37

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.79	(2.42)	1.85	.22	.52

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.35)	(.38)	(.38)	(.08)

Distributions from net realized gain on investment transactions	(.45)	(.10)	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.45)	(.45)	(.38)	(.42)	(.08)

Net asset value, end of period	$ 11.29	$ 10.95	$ 13.82	$ 12.35	$ 12.55

Total Return

Total investment return based on net asset value(d)	7.68%	(18.07)%	15.44%	1.58%	4.45%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,049	$1,572	$2,229	$2,456	$5,832

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.00%	1.13%	1.35%	1.23%	1.15%

Expenses, before waivers/reimbursements(e)‡	1.69	%*	1.41%	1.46%	1.38%	1.32%

Net investment income (loss)(b)	.68%	(.17)%	.83%	1.12%	1.24%

Portfolio turnover rate	46%	174%	120%	96%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.04%	.14%	.17%	.20%

See footnote summary on page 47.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 11.13	$ 14.03	$ 12.58	$ 12.78	$ 12.34

Income From Investment Operations

Net investment income(a)(b)	.10	.02	.16	.16	.18

Net realized and unrealized gain (loss) on investment transactions	.73	(2.44)	1.77	.11	.39

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Capital contributions	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.83	(2.42)	1.93	.27	.57

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.38)	(.48)	(.43)	(.13)

Distributions from net realized gain on investment transactions	(.45)	(.10)	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.45)	(.48)	(.48)	(.47)	(.13)

Net asset value, end of period	$ 11.51	$ 11.13	$ 14.03	$ 12.58	$ 12.78

Total Return

Total investment return based on net asset value(d)	7.92%	(17.83)%	15.81%	2.02%	4.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$39	$35	$41	$39	$33

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.75%	.83%	1.01%	.91%	.86%

Expenses, before waivers/reimbursements(e)‡	5.21	%*	1.08%	1.13%	1.06%	1.02%

Net investment income(b)	.95%	.14%	1.18%	1.33%	1.46%

Portfolio turnover rate	46%	174%	120%	96%	100%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.04%	.14%	.17%	.20%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class Z
Year Ended August 31, 2023	December 15, 2021(f) to August 31, 2022

Net asset value, beginning of period	$ 10.93	$ 13.54

Income From Investment Operations

Net investment income(a)(b)	.10	.02

Net realized and unrealized gain (loss) on investment transactions	.70	(2.14)

Net increase (decrease) in net asset value from operations	.80	(2.12)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.39)

Distributions from net realized gain on investment transactions	(.45)	(.10)

Total dividends and distributions	(.45)	(.49)

Net asset value, end of period	$ 11.28	$ 10.93

Total Return

Total investment return based on net asset value(d)	7.79%	(16.27)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$12	$8

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	.75%	.75	%^

Expenses, before waivers/reimbursements‡	.84%	.96	%^

Net investment income(b)	.96%	.21	%^

Portfolio turnover rate	46%	174%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00%	.00	%^

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2022, August 31, 2021, August 31, 2020 and August 31, 2019, such waiver amounted to .03%, .11%, .15% and .17%, respectively.

(f)	Commencement of distribution.

^	Annualized.

*	Reflects a onetime non-recurring accrual adjustment.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 47

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Sustainable Thematic Balanced Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Sustainable Thematic Balanced Portfolio (formerly known as AB Conservative Wealth Strategy) (the “Fund”) (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

48 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 30, 2023

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 49

2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2023. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 100% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $4,547,660 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

50 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
Tiffanie Wong(2), Vice President Benjamin Ruegsegger(2), Vice President Daniel C. Roarty(2), Vice President Nancy E. Hay, Clerk Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Balanced Team. Messrs. Ruegsegger, Roarty, and Ms. Wong are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 51

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 1345 Avenue of the Americas, New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Garry L. Moody,## Chairman of the Board 71 (2008)

Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.

		77	None

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 53

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

54 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	77	None

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 55

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jeanette W. Loeb,## 71 (2020)

Private Investor since prior to 2018. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of Apollo Investment Corp. (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.

		77	None

56 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	77	None

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 57

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Marshall C. Turner, Jr.,## 82 (2005)

Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.

		77	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

58 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Tiffanie Wong 37	Vice President	Senior Vice President of the Adviser** with which she has been associated since prior to 2018. She is also Director-Fixed Income Responsible Investing Portfolio Management; and Director – US Investment Grade-Credit

Benjamin Ruegsegger 44	Vice President	Senior Vice President and Senior Research Analyst of the Adviser/Manager, with which he has been associated since prior to 2018.

Daniel C. Roarty 51	Vice President	Senior Vice President of the Adviser** with which he has been associated since prior to 2018. He is also Chief Investment Officer of Sustainable Thematic Equities.

Nancy E. Hay 51	Clerk	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 64	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer

Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 59

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

60 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 61

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable Thematic Balanced Portfolio (formerly AB Conservative Wealth Strategy) (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

62 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 63

Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the schedule of fees charged by the Adviser to any offshore funds and for any separately managed accounts managed by it that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted

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that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was equal to the medians. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 65

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

66 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO | 67

NOTES

68 | AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO	abfunds.com

AB SUSTAINABLE THEMATIC BALANCED PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

STB-0151-0823

AUG 08.31.23

ANNUAL REPORT

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 1

ANNUAL REPORT

October 10, 2023

This report provides management’s discussion of fund performance for the AB Tax-Managed Wealth Appreciation Strategy for the annual reporting period ended August 31, 2023.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF AUGUST 31, 2023 (unaudited)

	6 Months	12 Months

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

Class A Shares	7.75%	11.99%

Class C Shares	7.38%	11.12%

Advisor Class Shares[1]	7.96%	12.29%

MSCI ACWI (net)	10.29%	13.95%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended August 31, 2023.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the 12-month period, security selection detracted, while sector selection contributed, relative to the benchmark. An underweight to communication services and an overweight to health care detracted, while underweights to utilities and consumer staples contributed. Security selection within the financials sector detracted, while selection within communication services contributed.

During the six-month period, security selection detracted, while sector selection contributed. An overweight to health care and an underweight to communication services detracted, while underweights to consumer staples and real estate contributed. Security selection in financials and consumer discretionary detracted, while selection in communication services and consumer staples contributed.

The Fund did not use derivatives during either period.

2 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

While economic developments and US Federal Reserve policy intentions are better known than at the beginning of the year, there remains a wide divergence of investor beliefs on the final outcome. Both camps in the debate can point to strong data to support their case. Headlines out of China regarding the deterioration of the economy are worrying investors as does the uncertainty around what, if any, stimulus the government is likely to provide. Forecasting short-term twists and turns in the economic cycle with any accuracy or consistency has always been challenging. However, in this environment the Fund’s Senior Investment Management Team (the “Team”) believes that active stock selection will provide a benefit as the macro-economic uncertainty persists. The style balanced, all-cap, global approach helped the Fund identify durable, less macro-dependent companies, combining high- quality growth opportunities that can persist through economic cycles with financially sound companies trading at attractive valuations.

The Team seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

(continued on next page)

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 3

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio focuses on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so.

The Fund seeks to maximize after-tax returns to shareholders by taking into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Fund with the highest cost basis. The Adviser may monitor the length of time the Fund has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser considers whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: The Fund’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end

6 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2013 TO 8/31/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed Wealth Appreciation Strategy Class A shares (from 8/31/2013 to 8/31/2023) as compared with the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

8 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	11.99%	7.24%

5 Years	6.17%	5.26%

10 Years	7.86%	7.39%

CLASS C SHARES

1 Year	11.12%	10.12%

5 Years	5.37%	5.37%

10 Years[1]	7.05%	7.05%

ADVISOR CLASS SHARES[2]

1 Year	12.29%	12.29%

5 Years	6.45%	6.45%

10 Years	8.14%	8.14%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.33%, 2.08% and 1.08% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s total annual operating expense ratios to 0.99%, 1.75% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2023. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	13.88%

5 Years	4.44%

10 Years	6.39%

CLASS C SHARES

1 Year	17.01%

5 Years	4.55%

10 Years[1]	6.06%

ADVISOR CLASS SHARES[2]

1 Year	19.22%

5 Years	5.61%

10 Years	7.13%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

Returns

CLASS A SHARES

1 Year	12.47%

5 Years	3.34%

10 Years	5.10%

CLASS C SHARES

1 Year	15.76%

5 Years	3.70%

10 Years[1]	5.01%

ADVISOR CLASS SHARES[2]

1 Year	17.68%

5 Years	4.44%

10 Years	5.75%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

Returns

CLASS A SHARES

1 Year	9.12%

5 Years	3.31%

10 Years	4.81%

CLASS C SHARES

1 Year	10.88%

5 Years	3.46%

10 Years[1]	4.64%

ADVISOR CLASS SHARES[2]

1 Year	12.36%

5 Years	4.22%

10 Years	5.40%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,077.50	$3.51	0.67%	$5.29	1.01%
Hypothetical**	$1,000	$1,021.83	$3.41	0.67%	$5.14	1.01%
Class C
Actual	$1,000	$1,073.80	$7.47	1.43%	$9.25	1.77%
Hypothetical**	$1,000	$1,018.00	$7.27	1.43%	$9.00	1.77%
Advisor Class
Actual	$1,000	$1,079.60	$2.20	0.42%	$3.98	0.76%
Hypothetical**	$1,000	$1,023.09	$2.14	0.42%	$3.87	0.76%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 13

PORTFOLIO SUMMARY

August 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $728.0

1	The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

14 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

August 31, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS – 56.0%
Information Technology – 15.7%
Communications Equipment – 0.1%
Cisco Systems, Inc.	14,232	$816,205

Electronic Equipment, Instruments & Components – 0.6%
CDW Corp./DE	20,234	4,272,409

Semiconductors & Semiconductor Equipment – 3.7%
Advanced Micro Devices, Inc.(a)	4,089	432,289
Broadcom, Inc.	1,773	1,636,284
KLA Corp.	2,753	1,381,648
NVIDIA Corp.	29,137	14,380,566
NXP Semiconductors NV	20,169	4,149,167
QUALCOMM, Inc.	27,634	3,164,922
Texas Instruments, Inc.	8,454	1,420,779

		26,565,655

Software – 7.8%
Adobe, Inc.(a)	11,318	6,330,610
Autodesk, Inc.(a)	6,156	1,366,263
Gen Digital, Inc.	68,782	1,392,836
Microsoft Corp.	108,266	35,485,264
Oracle Corp.	78,716	9,476,619
ServiceNow, Inc.(a)	2,863	1,685,820
Workday, Inc. – Class A(a)	4,931	1,205,630

		56,943,042

Technology Hardware, Storage & Peripherals – 3.5%
Apple, Inc.	123,767	23,252,106
Western Digital Corp.(a)	47,674	2,145,330

		25,397,436

		113,994,747

Health Care – 9.0%
Biotechnology – 1.4%
Gilead Sciences, Inc.	412	31,510
Regeneron Pharmaceuticals, Inc.(a)	3,916	3,236,535
Vertex Pharmaceuticals, Inc.(a)	20,503	7,142,015

		10,410,060

Health Care Equipment & Supplies – 1.7%
Align Technology, Inc.(a)	5,098	1,886,974
Edwards Lifesciences Corp.(a)	49,828	3,810,347
Intuitive Surgical, Inc.(a)	2,352	735,423
Medtronic PLC	62,692	5,109,398
Zimmer Biomet Holdings, Inc.	6,717	800,129

		12,342,271

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Providers & Services – 2.6%
Elevance Health, Inc.	12,386	$5,474,736
UnitedHealth Group, Inc.	28,653	13,655,447

		19,130,183

Life Sciences Tools & Services – 1.4%
Illumina, Inc.(a)	15,460	2,554,301
IQVIA Holdings, Inc.(a)	25,965	5,780,588
Waters Corp.(a)	7,404	2,079,043

		10,413,932

Pharmaceuticals – 1.9%
Johnson & Johnson	15,937	2,576,694
Merck & Co., Inc.	10,156	1,106,801
Organon & Co.	1,015	22,289
Pfizer, Inc.	8,730	308,868
Roche Holding AG (Sponsored ADR)	123,152	4,511,058
Viatris, Inc.	779	8,374
Zoetis, Inc.	25,494	4,856,862

		13,390,946

		65,687,392

Financials – 7.1%
Banks – 2.0%
Bank of America Corp.	220,137	6,311,328
JPMorgan Chase & Co.	7,890	1,154,544
PNC Financial Services Group, Inc. (The)	7,643	922,739
Wells Fargo & Co.	152,915	6,313,860

		14,702,471

Capital Markets – 1.8%
Charles Schwab Corp. (The)	58,352	3,451,521
Goldman Sachs Group, Inc. (The)	19,817	6,494,229
LPL Financial Holdings, Inc.	11,718	2,702,054
S&P Global, Inc.	957	374,053

		13,021,857

Financial Services – 2.3%
PayPal Holdings, Inc.(a)	23,983	1,499,178
Visa, Inc. – Class A	60,668	14,904,914

		16,404,092

Insurance – 1.0%
Progressive Corp. (The)	45,687	6,097,844
Willis Towers Watson PLC	6,290	1,300,520

		7,398,364

		51,526,784

Communication Services – 6.2%
Diversified Telecommunication Services – 0.8%
Comcast Corp. – Class A	127,047	5,940,718

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Entertainment – 0.3%
Walt Disney Co. (The)(a)	24,064	$2,013,675

Interactive Media & Services – 4.6%
Alphabet, Inc. – Class A(a)	12,280	1,672,168
Alphabet, Inc. – Class C(a)	151,620	20,825,007
Meta Platforms, Inc. – Class A(a)	36,670	10,850,286

		33,347,461

Wireless Telecommunication Services – 0.5%
T-Mobile US, Inc.(a)	29,275	3,988,719

		45,290,573

Consumer Discretionary – 5.3%
Automobile Components – 0.0%
Magna International, Inc.	4,191	246,515

Automobiles – 0.2%
Stellantis NV	88,244	1,636,926

Broadline Retail – 1.7%
Amazon.com, Inc.(a)	86,257	11,904,329

Hotels, Restaurants & Leisure – 0.9%
Booking Holdings, Inc.(a)	432	1,341,373
Hyatt Hotels Corp. – Class A	11,780	1,324,190
Restaurant Brands International, Inc.	40,422	2,807,308
Starbucks Corp.	8,298	808,557

		6,281,428

Specialty Retail – 1.9%
AutoZone, Inc.(a)	1,837	4,650,053
Home Depot, Inc. (The)	27,956	9,233,867

		13,883,920

Textiles, Apparel & Luxury Goods – 0.6%
NIKE, Inc. – Class B	45,064	4,583,459

		38,536,577

Industrials – 4.5%
Aerospace & Defense – 0.7%
RTX Corp.	57,930	4,984,297

Building Products – 0.3%
Otis Worldwide Corp.	24,999	2,138,664

Construction & Engineering – 0.5%
AECOM	28,395	2,491,661
MasTec, Inc.(a)	10,871	1,081,556

		3,573,217

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Electrical Equipment – 1.3%
Eaton Corp. PLC	32,989	$7,599,676
Regal Rexnord Corp.	8,634	1,400,349
Sensata Technologies Holding PLC	21,718	817,031

		9,817,056

Ground Transportation – 0.7%
CSX Corp.	131,818	3,980,903
Knight-Swift Transportation Holdings, Inc.	6,641	364,060
Norfolk Southern Corp.	3,002	615,440

		4,960,403

Machinery – 0.7%
Ingersoll Rand, Inc.	10,221	711,484
PACCAR, Inc.	54,361	4,473,367

		5,184,851

Professional Services – 0.3%
Booz Allen Hamilton Holding Corp.	11,833	1,340,797
Genpact Ltd.	14,953	558,195
Robert Half, Inc.	7,406	547,748

		2,446,740

		33,105,228

Consumer Staples – 3.1%
Beverages – 0.8%
Coca-Cola Co. (The)	55,150	3,299,624
Constellation Brands, Inc. – Class A	9,580	2,496,165

		5,795,789

Consumer Staples Distribution & Retail – 1.6%
Costco Wholesale Corp.	7,999	4,393,691
Walmart, Inc.	46,273	7,524,452

		11,918,143

Household Products – 0.7%
Procter & Gamble Co. (The)	34,119	5,265,927

		22,979,859

Energy – 2.1%
Energy Equipment & Services – 0.7%
Baker Hughes Co.	135,202	4,892,961

Oil, Gas & Consumable Fuels – 1.4%
Chevron Corp.	26,222	4,224,364
EOG Resources, Inc.	47,271	6,079,996

		10,304,360

		15,197,321

Materials – 1.3%
Chemicals – 1.3%
Linde PLC	12,058	4,666,928
LyondellBasell Industries NV – Class A	43,134	4,260,345

18 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Westlake Corp.	1,866	$244,409

		9,171,682

Utilities – 0.9%
Electric Utilities – 0.9%
American Electric Power Co., Inc.	48,975	3,839,640
Edison International	4,800	330,480
NextEra Energy, Inc.	32,734	2,186,631

		6,356,751

Real Estate – 0.8%
Industrial REITs – 0.5%
Prologis, Inc.	27,574	3,424,691

Real Estate Management & Development – 0.0%
CBRE Group, Inc. – Class A(a)	450	38,273

Specialized REITs – 0.3%
American Tower Corp.	12,089	2,191,977

		5,654,941

Total Common Stocks (cost $194,988,546)		407,501,855

INVESTMENT COMPANIES – 43.6%
Funds and Investment Trusts – 43.6%(b)(c)
AB Discovery Growth Fund, Inc. – Class Z(a)	1,665,102	17,899,847
AB Trust – AB Discovery Value Fund – Class Z	1,190,957	25,045,826
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	3,492,636	38,558,705
Bernstein Fund, Inc. – International Strategic – Class Z	17,839,071	200,867,940
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	1,329,802	16,928,380
Sanford C Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	724,432	17,965,922

Total Investment Companies (cost $334,933,840)		317,266,620

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.28%(b)(c)(d) (cost $2,676,770)	2,676,770	$2,676,770

Total Investments – 99.9% (cost $532,599,156)		727,445,245
Other assets less liabilities – 0.1%		518,069

Net Assets – 100.0%		$727,963,314

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

20 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

August 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $194,988,546)	$407,501,855
Affiliated issuers (cost $337,610,610)	319,943,390
Foreign currencies, at value (cost $108,060)	113,083
Unaffiliated dividends receivable	680,775
Receivable for investment securities sold	561,807
Receivable for shares of beneficial interest sold	63,546
Affiliated dividends receivable	12,991

Total assets	728,877,447

Liabilities
Payable for shares of beneficial interest redeemed	431,526
Advisory fee payable	203,782
Custody and accounting fees payable	128,572
Audit and tax fee payable	49,111
Administrative fee payable	19,935
Distribution fee payable	9,098
Transfer Agent fee payable	5,863
Trustees’ fees payable	46
Accrued expenses	66,200

Total liabilities	914,133

Net Assets	$727,963,314

Composition of Net Assets
Shares of beneficial interest, at par	$397
Additional paid-in capital	529,512,154
Distributable earnings	198,450,763

Net Assets	$727,963,314

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$40,935,981	2,247,553	$18.21	*

C	$452,385	25,074	$18.04

Advisor	$686,574,948	37,475,597	$18.32

*	The maximum offering price per share for Class A shares was $19.02 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 21

STATEMENT OF OPERATIONS

Year Ended August 31, 2023

Investment Income
Dividends
Affiliated issuers	$8,803,122
Unaffiliated issuers (net of foreign taxes withheld of $54,637)	3,345,321
Interest	3,820
Other income	5,242	$12,157,505

Expenses
Advisory fee (see Note B)	4,542,823
Distribution fee—Class A	98,500
Distribution fee—Class C	4,766
Transfer agency—Class A	6,915
Transfer agency—Class C	134
Transfer agency—Advisor Class	115,659
Custody and accounting	117,740
Administrative	95,935
Audit and tax	76,242
Registration fees	61,382
Legal	48,737
Trustees’ fees	25,977
Printing	21,068
Miscellaneous	31,119

Total expenses	5,246,997
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,232,045)

Net expenses		3,014,952

Net investment income		9,142,553

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(2,859,849)
Investment transactions		5,945,260
Foreign currency transactions		(464)
Net realized gain distributions from Affiliated Underlying Portfolios		2,434,007
Net change in unrealized appreciation (depreciation) of:
Affiliated Underlying Portfolios		17,068,957
Investments		50,111,592
Foreign currency denominated assets and liabilities		8,935

Net gain on investment and foreign currency transactions		72,708,438

Net Increase in Net Assets from Operations		$81,850,991

See notes to financial statements.

22 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2023	Year Ended August 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,142,553	$13,095,843
Net realized gain on investment and foreign currency transactions	3,084,947	18,838,181
Net realized gain distributions from Affiliated Underlying Portfolios	2,434,007	14,980,119
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	67,189,484	(179,117,824)

Net increase (decrease) in net assets from operations	81,850,991	(132,203,681)
Distributions to Shareholders
Class A	(2,028,745)	(2,624,214)
Class C	(24,027)	(30,366)
Advisor Class	(35,161,016)	(44,521,140)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(8,453,411)	17,720,111

Total increase (decrease)	36,183,792	(161,659,290)
Net Assets
Beginning of period	691,779,522	853,438,812

End of period	$727,963,314	$691,779,522

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 23

NOTES TO FINANCIAL STATEMENTS

August 31, 2023

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of five series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

24 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 25

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

26 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2023:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$407,501,855		$	– 0	–	$	– 0	–	$407,501,855
Investment Companies	317,266,620			– 0	–		– 0	–	317,266,620
Short-Term Investments	2,676,770			– 0	–		– 0	–	2,676,770

Total Investments in Securities	727,445,245			– 0	–		– 0	–	727,445,245
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$727,445,245		$	– 0	–	$	– 0	–	$727,445,245

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 27

NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these

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NOTES TO FINANCIAL STATEMENTS (continued)

differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended August 31, 2023, the reimbursement for such services amounted to $95,935.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $73,391 for the year ended August 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $325 from the sale of Class A shares and received $0 and $891 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive ..10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2023, such waiver amounted to $4,740.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 29

NOTES TO FINANCIAL STATEMENTS (continued)

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2023. For the year ended August 31, 2023, such waivers and/or reimbursements amounted to $2,227,305.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2023 is as follows:

Distributions
Fund	Market Value 8/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)	Market Value 8/31/23 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$7,145	$78,430	$82,899	$	– 0	–	$	– 0	–	$2,676	$195	$	– 0	–
AB Discovery Growth Fund, Inc.	17,211	119	595	(255)	1,420	17,900	– 0	–	– 0	–
AB Trust – AB Discovery Value Fund	22,311	3,221	499	(64)	77	25,046	280	1,351
Bernstein Fund, Inc.:
International Small Cap Portfolio	35,898	511	1,283	(241)	3,674	38,559	386	– 0	–
International Strategic Equities Portfolio	188,928	14,045	11,317	(2,220)	11,432	200,868	7,605	– 0	–
Small Cap Core Portfolio	15,071	1,686	112	(23)	306	16,928	76	1,083
Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio	16,927	1,137	201	(57)	160	17,966	261	– 0	–

Total	$(2,860)	$17,069	$319,943	$8,803	$2,434

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily

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NOTES TO FINANCIAL STATEMENTS (continued)

and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$90,474,291		$117,805,591
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$533,475,520

Gross unrealized appreciation	$219,311,003
Gross unrealized depreciation	(25,341,278)

Net unrealized appreciation	$193,969,725

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended August 31, 2023.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 31

NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2023	Year Ended August 31, 2022

Class A
Shares sold	40,235	74,680	$693,058	$1,554,369

Shares issued in reinvestment of dividends and distributions	108,041	113,868	1,780,516	2,332,020

Shares converted from Class C	855	7,133	14,580	137,865

Shares redeemed	(212,524)	(141,041)	(3,646,325)	(2,806,302)

Net increase (decrease)	(63,393)	54,640	$(1,158,171)	$1,217,952

Class C
Shares sold	4,129	4,910	$67,656	$95,067

Shares issued in reinvestment of dividends and distributions	1,459	1,490	23,957	30,361

Shares converted to Class A	(862)	(7,201)	(14,580)	(137,865)

Shares redeemed	(10,862)	(32,606)	(185,741)	(691,976)

Net decrease	(6,136)	(33,407)	$(108,708)	$(704,413)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2023	Year Ended August 31, 2022

Advisor Class
Shares sold	3,675,472	2,658,155	$62,151,963	$51,710,603

Shares issued in reinvestment of dividends and distributions	1,892,520	1,871,277	31,321,212	38,473,464

Shares redeemed	(5,857,883)	(3,748,672)	(100,659,707)	(72,977,495)

Net increase (decrease)	(289,891)	780,760	$(7,186,532)	$17,206,572

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk—The Fund’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk—Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

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NOTES TO FINANCIAL STATEMENTS (continued)

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2023.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2023 and August 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$9,980,705	$11,250,443
Net long-term capital gains	27,233,083	35,925,277

Total taxable distributions paid	$37,213,788	$47,175,720

As of August 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed capital gains	$4,722,581
Other losses	(246,564	)(a)
Unrealized appreciation (depreciation)	193,974,746	(b)

Total accumulated earnings (deficit)	$198,450,763

(a)	As of August 31, 2023, the Fund had a qualified late-year ordinary loss deferral of $246,564.
(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 35

NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2023, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 17.15	$ 21.60	$ 16.81	$ 15.66	$ 16.76

Income From Investment Operations

Net investment income(a)(b)	.19	.28	.11	.18	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.77	(3.56)	4.87	1.75	(.57)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.96	(3.28)	4.98	1.93	(.37)

Less: Dividends and Distributions

Dividends from net investment income	(.21)	(.24)	(.15)	(.33)	(.16)

Distributions from net realized gain on investment transactions	(.69)	(.93)	(.04)	(.45)	(.57)

Total dividends and distributions	(.90)	(1.17)	(.19)	(.78)	(.73)

Net asset value, end of period	$ 18.21	$ 17.15	$ 21.60	$ 16.81	$ 15.66

Total Return

Total investment return based on net asset value(d)*	11.99%	(16.08)%	29.83%	12.44%	(1.66)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$40,936	$39,643	$48,742	$38,983	$36,908

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.67%	.63%	.63%	.63%	.63%

Expenses, before waivers/reimbursements(e)‡	.99%	.97%	.98%	.99%	.99%

Net investment income(b)	1.09%	1.44%	.57%	1.15%	1.30%

Portfolio turnover rate	13%	23%	15%	21%	19%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.34%	.36%	.38%	.39%	.39%

See footnote summary on page 40.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 16.99	$ 21.33	$ 16.59	$ 15.44	$ 16.47

Income From Investment Operations

Net investment income (loss)(a)(b)	.09	.10	(.01)	.09	.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.72	(3.51)	4.79	1.69	(.54)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.81	(3.41)	4.78	1.78	(.46)

Less: Dividends and Distributions

Dividends from net investment income	(.07)	– 0	–	– 0	–	(.18)	– 0	–

Distributions from net realized gain on investment transactions	(.69)	(.93)	(.04)	(.45)	(.57)

Total dividends and distributions	(.76)	(.93)	(.04)	(.63)	(.57)

Net asset value, end of period	$ 18.04	$ 16.99	$ 21.33	$ 16.59	$ 15.44

Total Return

Total investment return based on net asset value(d)*	11.12%	(16.73)%	28.85%	11.63%	(2.42)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$452	$530	$1,378	$2,413	$4,522

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.43%	1.39%	1.38%	1.38%	1.38%

Expenses, before waivers/reimbursements(e)‡	1.75%	1.72%	1.74%	1.74%	1.74%

Net investment income (loss)(b)	.51%	.50%	(.05)%	.58%	.53%

Portfolio turnover rate	13%	23%	15%	21%	19%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.34%	.36%	.38%	.39%	.39%

See footnote summary on page 40.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 17.25	$ 21.72	$ 16.90	$ 15.73	$ 16.84

Income From Investment Operations

Net investment income(a)(b)	.23	.33	.16	.22	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.79	(3.58)	4.89	1.77	(.58)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.02	(3.25)	5.05	1.99	(.34)

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.29)	(.19)	(.37)	(.20)

Distributions from net realized gain on investment transactions	(.69)	(.93)	(.04)	(.45)	(.57)

Total dividends and distributions	(.95)	(1.22)	(.23)	(.82)	(.77)

Net asset value, end of period	$ 18.32	$ 17.25	$ 21.72	$ 16.90	$ 15.73

Total Return

Total investment return based on net asset value(d)*	12.29%	(15.87)%	30.14%	12.78%	(1.44)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$686,575	$651,607	$803,319	$657,294	$655,810

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.42%	.38%	.38%	.38%	.38%

Expenses, before waivers/reimbursements(e)‡	.74%	.72%	.73%	.74%	.74%

Net investment income(b)	1.32%	1.68%	.82%	1.41%	1.51%

Portfolio turnover rate	13%	23%	15%	21%	19%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.34%	.36%	.38%	.39%	.39%
See footnote summary on page 40.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2023, August 31, 2022, August 31, 2021, August 31, 2020 and August 31, 2019, such waiver amounted to .32%, ..33%, .35%, .36% and .36%, respectively.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended August 31, 2022 by .02%.

See notes to financial statements.

40 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Tax-Managed Wealth Appreciation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Managed Wealth Appreciation Strategy (the “Fund”) (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 30, 2023

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2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2023. For individual shareholders, the Fund designates 56.04% of dividends paid as qualified dividend income. For corporate shareholders, 45.00% of dividends paid qualify for the dividends received deduction. The Fund designates $27,233,083 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

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TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Ding Liu(2), Vice President Nelson Yu(2), Vice President Nancy E. Hay, Clerk Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 1345 Avenue of the Americas, New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Garry L. Moody,## Chairman of the Board 71 (2008)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He has served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jeanette W. Loeb,## 71 (2020)	Private Investor since prior to 2018. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of Apollo Investment Corp. (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Marshall C. Turner, Jr.,## 82 (2005)	Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	77	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Ding Liu 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated isince prior to 2018. He is also Director of Quantitative Research - Private Wealth Management.

Nelson Yu 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer – Investment Sciences and Insights since 2021 and Head – Blend Strategies since 2018.

Nancy E. Hay 51	Clerk	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 64	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed Wealth Appreciation Strategy (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund, and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the

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Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable. The directors noted that the Adviser had agreed to reimburse the Fund for the fees and expenses of any AB Funds in which it invests. The expense ratio of the Fund reflected this reimbursement. The directors also reviewed information about the amount of such reimbursement.

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Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

60 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TWA-0151-0823

AUG 08.31.23

ANNUAL REPORT

AB WEALTH APPRECIATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 1

ANNUAL REPORT

October 10, 2023

This report provides management’s discussion of fund performance for the AB Wealth Appreciation Strategy for the annual reporting period ended August 31, 2023.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF AUGUST 31, 2023 (unaudited)

	6 Months	12 Months

AB WEALTH APPRECIATION STRATEGY

Class A Shares	7.85%	12.22%

Class C Shares	7.49%	11.35%

Advisor Class Shares[1]	8.01%	12.50%

Class R Shares[1]	7.47%	11.53%

Class K Shares[1]	7.66%	11.87%

MSCI ACWI (net)	10.29%	13.95%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended August 31, 2023.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the 12-month period, security selection detracted, while sector selection contributed, relative to the benchmark. An underweight to communication services and an overweight to health care detracted, while underweights to utilities and consumer staples contributed. Security selection within financials detracted, while selection within communication services contributed.

During the six-month period, security selection detracted, while sector selection contributed. An overweight to health care and an underweight to communication services detracted, while underweights to consumer staples and real estate contributed. Security selection in financials and consumer discretionary detracted, while selection in communication services and consumer staples contributed.

The Fund did not use derivatives during either period.

2 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

While economic developments and US Federal Reserve policy intentions are better known than at the beginning of the year, there remains a wide divergence of investor beliefs on the final outcome. Both camps in the debate can point to strong data to support their case. Headlines out of China regarding the deterioration of the economy are worrying investors as does the uncertainty around what, if any, stimulus the government is likely to provide. Forecasting short-term twists and turns in the economic cycle with any accuracy or consistency has always been challenging. However, in this environment the Fund’s Senior Investment Management Team (the “Team”) believes that active stock selection will provide a benefit as the macro-economic uncertainty persists. The style balanced, all-cap, global approach helped the Fund identify durable, less macro-dependent companies, combining high- quality growth opportunities that can persist through economic cycles with financially sound companies trading at attractive valuations.

The Team seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the

(continued on next page)

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 3

Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio focuses on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so. The Fund is managed without regard to tax considerations.

4 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2013 TO 8/31/2023

This chart illustrates the total value of an assumed $10,000 investment in AB Wealth Appreciation Strategy Class A shares (from 8/31/2013 to 8/31/2023) as compared with the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	12.22%	7.44%

5 Years	6.36%	5.44%

10 Years	7.63%	7.17%

CLASS C SHARES

1 Year	11.35%	10.35%

5 Years	5.56%	5.56%

10 Years[1]	6.83%	6.83%

ADVISOR CLASS SHARES[2]

1 Year	12.50%	12.50%

5 Years	6.63%	6.63%

10 Years	7.91%	7.91%

CLASS R SHARES[2]

1 Year	11.53%	11.53%

5 Years	5.85%	5.85%

10 Years	7.14%	7.14%

CLASS K SHARES[2]

1 Year	11.87%	11.87%

5 Years	6.17%	6.17%

10 Years	7.47%	7.47%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.34%, 2.10%, 1.09%, 1.81% and 1.50% for Class A, Class C, Advisor Class, Class R and Class K shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s total annual operating expense ratios to 1.01%, 1.77%, 0.76%, 1.47% and 1.16% for Class A, Class C, Advisor Class, Class R and Class K shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2023. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	14.31%

5 Years	4.64%

10 Years	6.18%

CLASS C SHARES

1 Year	17.34%

5 Years	4.73%

10 Years[1]	5.83%

ADVISOR CLASS SHARES[2]

1 Year	19.60%

5 Years	5.80%

10 Years	6.91%

CLASS R SHARES[2]

1 Year	18.67%

5 Years	5.04%

10 Years	6.15%

CLASS K SHARES[2]

1 Year	18.96%

5 Years	5.35%

10 Years	6.47%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2023	Ending Account Value August 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,078.50	$3.51	0.67%	$5.29	1.01%
Hypothetical**	$1,000	$1,021.83	$3.41	0.67%	$5.14	1.01%
Class C
Actual	$1,000	$1,074.90	$7.48	1.43%	$9.26	1.77%
Hypothetical**	$1,000	$1,018.00	$7.27	1.43%	$9.00	1.77%
Advisor Class
Actual	$1,000	$1,080.10	$2.20	0.42%	$3.98	0.76%
Hypothetical**	$1,000	$1,023.09	$2.14	0.42%	$3.87	0.76%
Class R
Actual	$1,000	$1,074.70	$7.11	1.36%	$8.89	1.70%
Hypothetical**	$1,000	$1,018.35	$6.92	1.36%	$8.64	1.70%
Class K
Actual	$1,000	$1,076.60	$5.97	1.14%	$7.75	1.48%
Hypothetical**	$1,000	$1,019.46	$5.80	1.14%	$7.53	1.48%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 11

PORTFOLIO SUMMARY

August 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,134.4

1

The Fund’s security type and sector breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

August 31, 2023

Company	Shares	U.S. $ Value

COMMON STOCKS – 56.6%
Information Technology – 15.7%
Electronic Equipment, Instruments & Components – 0.5%
CDW Corp./DE	25,714	$5,429,511

Semiconductors & Semiconductor Equipment – 3.9%
Broadcom, Inc.	6,232	5,751,450
KLA Corp.	6,948	3,486,993
NVIDIA Corp.	46,081	22,743,278
NXP Semiconductors NV	33,184	6,826,612
QUALCOMM, Inc.	52,334	5,993,813

		44,802,146

Software – 8.1%
Adobe, Inc.(a)	19,369	10,833,856
Autodesk, Inc.(a)	9,794	2,173,680
Gen Digital, Inc.	261,561	5,296,610
Microsoft Corp.	158,296	51,883,097
Oracle Corp.	114,822	13,823,421
ServiceNow, Inc.(a)	8,761	5,158,740
Workday, Inc. – Class A(a)	13,500	3,300,750

		92,470,154

Technology Hardware, Storage & Peripherals – 3.2%
Apple, Inc.	169,964	31,931,137
Western Digital Corp.(a)	86,373	3,886,785

		35,817,922

		178,519,733

Health Care – 8.9%
Biotechnology – 1.4%
Regeneron Pharmaceuticals, Inc.(a)	6,819	5,635,835
Vertex Pharmaceuticals, Inc.(a)	30,699	10,693,690

		16,329,525

Health Care Equipment & Supplies – 1.8%
Edwards Lifesciences Corp.(a)	79,884	6,108,729
Medtronic PLC	124,152	10,118,388
Zimmer Biomet Holdings, Inc.	31,255	3,723,096

		19,950,213

Health Care Providers & Services – 2.5%
Elevance Health, Inc.	15,766	6,968,730
UnitedHealth Group, Inc.	44,571	21,241,647

		28,210,377

Life Sciences Tools & Services – 1.7%
Illumina, Inc.(a)	25,575	4,225,501
IQVIA Holdings, Inc.(a)	48,665	10,834,289

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Waters Corp.(a)	15,187	$4,264,510

		19,324,300

Pharmaceuticals – 1.5%
Johnson & Johnson	18,561	3,000,943
Roche Holding AG (Sponsored ADR)	247,068	9,050,101
Zoetis, Inc.	25,130	4,787,516

		16,838,560

		100,652,975

Financials – 7.1%
Banks – 1.7%
Bank of America Corp.	238,336	6,833,093
PNC Financial Services Group, Inc. (The)	22,065	2,663,908
Wells Fargo & Co.	223,280	9,219,231

		18,716,232

Capital Markets – 1.6%
Charles Schwab Corp. (The)	111,592	6,600,667
Goldman Sachs Group, Inc. (The)	25,815	8,459,833
LPL Financial Holdings, Inc.	12,905	2,975,764

		18,036,264

Financial Services – 2.5%
PayPal Holdings, Inc.(a)	58,229	3,639,895
Visa, Inc. – Class A	101,582	24,956,666

		28,596,561

Insurance – 1.3%
Progressive Corp. (The)	81,557	10,885,413
Willis Towers Watson PLC	18,633	3,852,559

		14,737,972

		80,087,029

Communication Services – 6.5%
Diversified Telecommunication Services – 0.8%
Comcast Corp. – Class A	187,746	8,779,003

Entertainment – 0.4%
Walt Disney Co. (The)(a)	60,283	5,044,481

Interactive Media & Services – 4.6%
Alphabet, Inc. – Class C(a)	259,577	35,652,901
Meta Platforms, Inc. – Class A(a)	53,758	15,906,455

		51,559,356

Wireless Telecommunication Services – 0.7%
T-Mobile US, Inc.(a)	58,087	7,914,354

		73,297,194

14 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 5.0%
Automobiles – 0.2%
Stellantis NV(b)	152,736	$2,833,253

Broadline Retail – 1.9%
Amazon.com, Inc.(a)	158,075	21,815,931

Hotels, Restaurants & Leisure – 0.9%
Hyatt Hotels Corp. – Class A(b)	33,921	3,813,060
Restaurant Brands International, Inc.(b)	86,139	5,982,353

		9,795,413

Specialty Retail – 1.3%
AutoZone, Inc.(a)	2,029	5,136,068
Home Depot, Inc. (The)	30,752	10,157,386

		15,293,454

Textiles, Apparel & Luxury Goods – 0.7%
NIKE, Inc. – Class B	74,005	7,527,048

		57,265,099

Industrials – 4.8%
Aerospace & Defense – 0.7%
RTX Corp.	94,661	8,144,632

Building Products – 0.5%
Otis Worldwide Corp.	70,163	6,002,445

Construction & Engineering – 0.3%
MasTec, Inc.(a)	30,560	3,040,414

Electrical Equipment – 1.5%
Eaton Corp. PLC	50,770	11,695,885
Regal Rexnord Corp.	14,579	2,364,568
Sensata Technologies Holding PLC	65,010	2,445,676

		16,506,129

Ground Transportation – 0.7%
CSX Corp.	270,769	8,177,224

Machinery – 0.7%
PACCAR, Inc.	98,654	8,118,238

Professional Services – 0.4%
Booz Allen Hamilton Holding Corp.	26,860	3,043,506
Robert Half, Inc.	21,935	1,622,313

		4,665,819

		54,654,901

Consumer Staples – 3.4%
Beverages – 1.2%
Coca-Cola Co. (The)	143,823	8,604,930
Constellation Brands, Inc. – Class A	17,183	4,477,203

		13,082,133

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples Distribution & Retail – 1.8%
Costco Wholesale Corp.	10,432	$5,730,089
Walmart, Inc.	92,166	14,987,113

		20,717,202

Household Products – 0.4%
Procter & Gamble Co. (The)	27,727	4,279,385

		38,078,720

Energy – 2.0%
Energy Equipment & Services – 0.7%
Baker Hughes Co.	211,634	7,659,035

Oil, Gas & Consumable Fuels – 1.3%
Chevron Corp.	35,016	5,641,078
EOG Resources, Inc.	75,404	9,698,462

		15,339,540

		22,998,575

Materials – 1.3%
Chemicals – 1.3%
Linde PLC	19,258	7,453,616
LyondellBasell Industries NV – Class A	69,962	6,910,147

		14,363,763

Real Estate – 1.0%
Industrial REITs – 0.6%
Prologis, Inc.	58,075	7,212,915

Specialized REITs – 0.4%
American Tower Corp.	24,900	4,514,868

		11,727,783

Utilities – 0.9%
Electric Utilities – 0.9%
American Electric Power Co., Inc.	58,331	4,573,150
NextEra Energy, Inc.	92,346	6,168,713

		10,741,863

Total Common Stocks (cost $416,726,165)		642,387,635

INVESTMENT COMPANIES – 43.0%
Funds and Investment Trusts – 43.0%(c)(d)
AB Discovery Growth Fund, Inc. – Class Z(a)	2,605,348	28,007,492
AB Trust – AB Discovery Value Fund – Class Z	1,845,626	38,813,509
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	5,530,109	61,052,406
Bernstein Fund, Inc. – International Strategic – Class Z	27,301,216	307,411,695

16 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	1,976,823	$25,164,952
Sanford C Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	1,121,933	27,823,932

Total Investment Companies (cost $513,700,419)		488,273,986

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.28%(c)(d)(e) (cost $791,117)	791,117	791,117

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $931,217,701)		1,131,452,738

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.28%(c)(d)(e) (cost $4,272,184)	4,272,184	4,272,184

Total Investments – 100.1% (cost $935,489,885)		1,135,724,922
Other assets less liabilities – (0.1)%		(1,289,368)

Net Assets – 100.0%		$1,134,435,554

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 17

STATEMENT OF ASSETS & LIABILITIES

August 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $416,726,165)	$642,387,635	(a)
Affiliated issuers (cost $518,763,720—including investment of cash collateral for securities loaned of $4,272,184)	493,337,287
Foreign currencies, at value (cost $2,023,976)	2,122,356
Receivable for investment securities sold	2,095,837
Unaffiliated dividends receivable	1,020,551
Receivable for shares of beneficial interest sold	207,759
Affiliated dividends receivable	2,535

Total assets	1,141,173,960

Liabilities
Due to custodian	378,821
Payable for collateral received on securities loaned	4,272,184
Payable for investment securities purchased	976,983
Payable for shares of beneficial interest redeemed	376,603
Advisory fee payable	319,507
Distribution fee payable	74,701
Transfer Agent fee payable	21,346
Administrative fee payable	19,874
Trustees’ fees payable	45
Accrued expenses	298,342

Total liabilities	6,738,406

Net Assets	$1,134,435,554

Composition of Net Assets
Shares of beneficial interest, at par	$636
Additional paid-in capital	926,492,311
Distributable earnings	207,942,607

Net Assets	$1,134,435,554

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$327,880,340	18,356,513	$17.86	*

C	$3,623,958	200,577	$18.07

Advisor	$795,037,146	44,637,238	$17.81

R	$2,042,227	115,356	$17.70

K	$5,851,883	330,672	$17.70

(a)	Includes securities on loan with a value of $6,891,926 (see Note E).

*	The maximum offering price per share for Class A shares was $18.65 which reflects a sales charge of 4.25%.

See notes to financial statements.

18 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Year Ended August 31, 2023

Investment Income
Dividends
Affiliated issuers	$13,844,620
Unaffiliated issuers (net of foreign taxes withheld of $385,548)	8,535,305
Interest	4,836
Foreign withholding tax reclaims (see Note A.4)	1,736,660
Securities lending income	10,137
Other income	5,053	$24,136,611

Expenses
Advisory fee (see Note B)	7,066,574
Distribution fee—Class A	793,354
Distribution fee—Class C	42,550
Distribution fee—Class R	9,856
Distribution fee—Class K	13,526
Transfer agency—Class A	149,427
Transfer agency—Class C	2,485
Transfer agency—Advisor Class	356,563
Transfer agency—Class R	7,305
Transfer agency—Class K	19,421
Custody and accounting	115,169
Administrative	95,335
Registration fees	84,403
Audit and tax	81,839
Legal	53,943
Printing	47,334
Trustees’ fees	30,890
Miscellaneous	37,058

Total expenses	9,007,032
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(3,493,735)

Net expenses		5,513,297

Net investment income		18,623,314

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(6,830,300)
Investment transactions		17,733,769
Foreign currency transactions		22
Net realized gain distributions from Affiliated Underlying Portfolios		3,868,761
Net change in unrealized appreciation (depreciation) of:
Affiliated Underlying Portfolios		28,808,325
Investments		66,210,042
Foreign currency denominated assets and liabilities		101,279

Net gain on investment and foreign currency transactions		109,891,898

Net Increase in Net Assets from Operations		$128,515,212

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 19

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2023	Year Ended August 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$18,623,314	$20,391,877
Net realized gain on investment and foreign currency transactions	10,903,491	55,803,333
Net realized gain distributions from Affiliated Underlying Portfolios	3,868,761	24,655,365
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	95,119,646	(312,747,094)

Net increase (decrease) in net assets from operations	128,515,212	(211,896,519)
Distributions to Shareholders
Class A	(21,767,117)	(33,948,474)
Class C	(257,785)	(515,872)
Advisor Class	(53,772,416)	(79,324,605)
Class R	(129,200)	(189,307)
Class K	(354,979)	(871,487)
Transactions in Shares of Beneficial Interest
Net decrease	(1,858,623)	(3,883,794)

Total increase (decrease)	50,375,092	(330,630,058)
Net Assets
Beginning of period	1,084,060,462	1,414,690,520

End of period	$1,134,435,554	$1,084,060,462

See notes to financial statements.

20 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

August 31, 2023

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of five series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R and Class K shares. Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 21

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

22 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 23

NOTES TO FINANCIAL STATEMENTS (continued)

based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2023:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$642,387,635		$	– 0	–	$	– 0	–	$642,387,635
Investment Companies	488,273,986			– 0	–		– 0	–	488,273,986
Short-Term Investments	791,117			– 0	–		– 0	–	791,117
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,272,184			– 0	–		– 0	–	4,272,184

Total Investments in Securities	1,135,724,922			– 0	–		– 0	–	1,135,724,922
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,135,724,922		$	– 0	–	$	– 0	–	$1,135,724,922

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

24 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In consideration of recent decisions rendered by the European courts, the Fund received reclaims filed to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2009 through 2013. These filings are subject to various administrative and judicial proceedings within these countries. For the year ended August 31, 2023, the Fund successfully recovered taxes withheld by France which is reflected in the statement of operations. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 25

NOTES TO FINANCIAL STATEMENTS (continued)

ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended August 31, 2023, the reimbursement for such services amounted to $95,335.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $242,050 for the year ended August 31, 2023.

26 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,191 from the sale of Class A shares and received $1,810 and $212 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended August 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2023, such waiver amounted to $3,088.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2023. For the year ended August 31, 2023, such waivers and/or reimbursements amounted to $3,490,278.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 27

NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2023 is as follows:

													Distributions
Fund	Market Value 8/31/22 (000)		Purchases at Cost (000)	Sales Proceeds (000)		Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/23 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$7,151		$81,536	$87,896		$	– 0	–	$	– 0	–	$791	$117		$	– 0	–
AB Discovery Growth Fund, Inc.	27,394		712	1,943			(885)			2,729		28,007	– 0	–		– 0	–
AB Trust—AB Discovery Value Fund	35,332		4,933	1,417			(267)			233		38,814	443			2,140
Bernstein Fund, Inc.:
International Small Cap Portfolio	57,699		1,397	3,547			(599)			6,102		61,052	620			– 0	–
International Strategic Equities Portfolio	301,249		16,749	24,737			(4,720)			18,871		307,412	12,126			– 0	–
Small Cap Core Portfolio	24,065		2,700	1,961			(359)			720		25,165	121			1,729
Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio	27,032		639	– 0	–		– 0	–		153		27,824	418			– 0	–
Government Money Market Portfolio*	– 0	–	46,730	42,458			– 0	–		– 0	–	4,272	5			– 0	–

Total							$(6,830)			$28,808		$493,337	$13,850			$3,869

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of ..25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will

28 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$136,640,043		$190,850,858
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$942,160,530

Gross unrealized appreciation	$246,973,578
Gross unrealized depreciation	(53,409,186)

Net unrealized appreciation	$193,564,392

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended August 31, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as

30 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended August 31, 2023 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$6,891,926	$4,272,184	$2,894,850	$5,362	$4,775	$369

*	As of August 31, 2023.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2023	Year Ended August 31, 2022

Class A
Shares sold	254,799	465,290	$4,322,204	$9,094,886

Shares issued in reinvestment of dividends and distributions	1,263,868	1,563,099	20,398,833	31,855,963

Shares converted from Class C	72,309	53,976	1,199,083	1,082,060

Shares redeemed	(1,861,132)	(2,646,371)	(31,509,755)	(50,792,438)

Net decrease	(270,156)	(564,006)	$(5,589,635)	$(8,759,529)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2023	Year Ended August 31, 2022

Class C
Shares sold	19,476	17,773	$339,011	$354,557

Shares issued in reinvestment of dividends and distributions	15,257	24,495	250,513	505,821

Shares converted to Class A	(71,547)	(53,543)	(1,199,083)	(1,082,060)

Shares redeemed	(62,482)	(49,581)	(1,083,372)	(968,498)

Net decrease	(99,296)	(60,856)	$(1,692,931)	$(1,190,180)

Advisor Class
Shares sold	4,073,881	2,844,148	$68,222,660	$55,041,905

Shares issued in reinvestment of dividends and distributions	3,115,425	3,615,944	50,064,876	73,367,502

Shares redeemed	(6,730,919)	(6,008,495)	(113,206,539)	(119,086,708)

Net increase	458,387	451,597	$5,080,997	$9,322,699

Class R
Shares sold	21,549	17,029	$368,407	$336,771

Shares issued in reinvestment of dividends and distributions	8,040	9,330	129,198	189,304

Shares redeemed	(27,673)	(19,597)	(460,641)	(373,952)

Net increase	1,916	6,762	$36,964	$152,123

Class K
Shares sold	27,976	36,048	$475,996	$696,511

Shares issued in reinvestment of dividends and distributions	22,144	43,057	354,974	871,480

Shares redeemed	(32,133)	(257,687)	(524,988)	(4,976,898)

Net increase (decrease)	17,987	(178,582)	$305,982	$(3,408,907)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global

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NOTES TO FINANCIAL STATEMENTS (continued)

conflicts, that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk—Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 33

NOTES TO FINANCIAL STATEMENTS (continued)

permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2023 and August 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$16,048,640	$29,856,559
Net long-term capital gains	60,232,857	84,993,186

Total taxable distributions	$76,281,497	$114,849,745

As of August 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$691,443
Undistributed capital gains	13,588,392
Unrealized appreciation (depreciation)	193,662,772	(a)

Total accumulated earnings (deficit)	$207,942,607

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 35

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 17.09	$ 22.18	$ 17.50	$ 16.11	$ 16.99

Income From Investment Operations

Net investment income(a)(b)	.26	.29	.11	.19	.21

Net realized and unrealized gain (loss) on investment transactions	1.71	(3.57)	5.10	1.86	(.58)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.97	(3.28)	5.21	2.05	(.37)

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.26)	(.22)	(.20)	(.16)

Distributions from net realized gain on investment transactions	(.97)	(1.55)	(.31)	(.46)	(.35)

Total dividends and distributions	(1.20)	(1.81)	(.53)	(.66)	(.51)

Net asset value, end of period	$ 17.86	$ 17.09	$ 22.18	$ 17.50	$ 16.11

Total Return

Total investment return based on net asset value(d)	12.22%	(16.10)%	30.41%	12.85%	(1.78)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$327,880	$318,353	$425,623	$355,496	$350,232

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.68%	.65%	.64%	.64%	.64%

Expenses, before waivers/reimbursements(e)‡	1.00%	.98%	.99%	1.01%	1.01%

Net investment income(b)	1.55%	1.46%	.55%	1.20%	1.34%

Portfolio turnover rate	13%	20%	15%	18%	20%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.35%	.36%	.38%	.40%	.40%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 17.23	$ 22.24	$ 17.52	$ 16.10	$ 16.91

Income From Investment Operations

Net investment income (loss)(a)(b)	.14	.14	(.02)	.08	.10

Net realized and unrealized gain (loss) on investment transactions	1.72	(3.60)	5.10	1.84	(.56)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.86	(3.46)	5.08	1.92	(.46)

Less: Dividends and Distributions

Dividends from net investment income	(.05)	– 0	–	(.05)	(.04)	(.00	)(c)

Distributions from net realized gain on investment transactions	(.97)	(1.55)	(.31)	(.46)	(.35)

Total dividends and distributions	(1.02)	(1.55)	(.36)	(.50)	(.35)

Net asset value, end of period	$ 18.07	$ 17.23	$ 22.24	$ 17.52	$ 16.10

Total Return

Total investment return based on net asset value(d)	11.35%	(16.70)%	29.39%	11.98%	(2.46)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,624	$5,166	$8,023	$16,621	$23,546

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.44%	1.41%	1.39%	1.39%	1.40%

Expenses, before waivers/reimbursements(e)‡	1.76%	1.74%	1.75%	1.76%	1.76%

Net investment income (loss)(b)	.85%	.72%	(.10)%	.50%	.64%

Portfolio turnover rate	13%	20%	15%	18%	20%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.35%	.36%	.38%	.40%	.40%

See footnote summary on page 41.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 17.05	$ 22.13	$ 17.46	$ 16.08	$ 16.96

Income From Investment Operations

Net investment income(a)(b)	.30	.33	.16	.23	.25

Net realized and unrealized gain (loss) on investment transactions	1.70	(3.55)	5.08	1.85	(.57)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.00	(3.22)	5.24	2.08	(.32)

Less: Dividends and Distributions

Dividends from net investment income	(.27)	(.31)	(.26)	(.24)	(.21)

Distributions from net realized gain on investment transactions	(.97)	(1.55)	(.31)	(.46)	(.35)

Total dividends and distributions	(1.24)	(1.86)	(.57)	(.70)	(.56)

Net asset value, end of period	$ 17.81	$ 17.05	$ 22.13	$ 17.46	$ 16.08

Total Return

Total investment return based on net asset value(d)	12.50%	(15.87)%	30.73%	13.08%	(1.49)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$795,038	$753,314	$967,876	$864,334	$869,353

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.43%	.40%	.39%	.39%	.39%

Expenses, before waivers/reimbursements(e)‡	.75%	.73%	.74%	.76%	.76%

Net investment income(b)	1.79%	1.69%	.81%	1.44%	1.58%

Portfolio turnover rate	13%	20%	15%	18%	20%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.35%	.36%	.38%	.40%	.40%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 16.96	$ 22.03	$ 17.40	$ 15.99	$ 16.84

Income From Investment Operations

Net investment income(a)(b)	.17	.19	.02	.11	.15

Net realized and unrealized gain (loss) on investment transactions	1.69	(3.54)	5.07	1.84	(.57)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.86	(3.35)	5.09	1.95	(.42)

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.17)	(.15)	(.08)	(.08)

Distributions from net realized gain on investment transactions	(.97)	(1.55)	(.31)	(.46)	(.35)

Total dividends and distributions	(1.12)	(1.72)	(.46)	(.54)	(.43)

Net asset value, end of period	$ 17.70	$ 16.96	$ 22.03	$ 17.40	$ 15.99

Total Return

Total investment return based on net asset value(d)	11.53%	(16.43)%	29.78%	12.31%	(2.17)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,042	$1,925	$2,351	$1,866	$2,248

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.25%	1.11%	1.11%	1.09%	1.10%

Expenses, before waivers/reimbursements(e)‡	1.57%	1.45%	1.46%	1.46%	1.46%

Net investment income(b)	1.00%	1.00%	.09%	.69%	.93%

Portfolio turnover rate	13%	20%	15%	18%	20%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.35%	.36%	.38%	.40%	.40%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended August 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 16.95	$ 22.02	$ 17.37	$ 16.00	$ 16.87

Income From Investment Operations

Net investment income(a)(b)	.20	.31	.08	.17	.19

Net realized and unrealized gain (loss) on investment transactions	1.71	(3.60)	5.07	1.83	(.57)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.91	(3.29)	5.15	2.00	(.38)

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.23)	(.19)	(.17)	(.14)

Distributions from net realized gain on investment transactions	(.97)	(1.55)	(.31)	(.46)	(.35)

Total dividends and distributions	(1.16)	(1.78)	(.50)	(.63)	(.49)

Net asset value, end of period	$ 17.70	$ 16.95	$ 22.02	$ 17.37	$ 16.00

Total Return

Total investment return based on net asset value(d)	11.87%	(16.20)%	30.24%	12.63%	(1.90)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,852	$5,302	$10,818	$8,869	$10,672

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.99%	.80%	.80%	.78%	.79%

Expenses, before waivers/reimbursements(e)‡	1.31%	1.14%	1.15%	1.15%	1.15%

Net investment income(b)	1.21%	1.57%	.39%	1.08%	1.19%

Portfolio turnover rate	13%	20%	15%	18%	20%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.35%	.36%	.38%	.40%	.40%

See footnote summary on page 41.

40 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2023, August 31, 2022, August 31, 2021, August 31, 2020 and August 31, 2019, such waiver amounted to .32%, ..34%, .35%, .37% and .36%, respectively.

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 41

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Wealth Appreciation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Wealth Appreciation Strategy (the “Fund”) (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

42 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 30, 2023

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 43

2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended August 31, 2023. For individual shareholders, the Fund designates 45.98% of dividends paid as qualified dividend income. For corporate shareholders, 31.23% of dividends paid qualify for the dividends received deduction. The Fund designates $60,232,857 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

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TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS
Ding Liu(2), Vice President Nelson Yu(2), Vice President Nancy E. Hay, Clerk Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 45

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Onur Erzan,# 1345 Avenue of the Americas, New York, NY 10105 47 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Garry L. Moody,## Chairman of the Board 71 (2008)

Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.

		77	None

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jorge A. Bermudez,## 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	77	Moody’s Corporation since April 2011

Michael J. Downey,## 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Nancy P. Jacklin,## 75 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	77	None

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Jeanette W. Loeb,## 71 (2020)

Private Investor since prior to 2018. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of Apollo Investment Corp. (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.

		77	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	77	None

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 51

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)

Marshall C. Turner, Jr.,## 82 (2005)

Private Investor since prior to 2018. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.

		77	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Ding Liu 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated in a substantially smilar capacity since prior to 2018. He is also Director of Quatitative Research – Private Wealth Management.

Nelson Yu 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Chief Investment Officer – Investment Sciences and Insights since 2021 and Head – Blend Strategies since 2018.

Nancy E. Hay 51	Clerk	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 64	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer

Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 53

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 55

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Wealth Appreciation Strategy (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

56 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 57

the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with

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large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable. The directors noted that the Adviser had agreed to reimburse the Fund for the fees and expenses of any AB Funds in which it invests. The expense ratio of the Fund reflected this reimbursement. The directors also reviewed information about the amount of such reimbursement.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 59

certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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AB WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

WA-0151-0823

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit-Related Fees
		Audit Fees	Tax Fees
AB All Market Total Return	2022	$106,481	$27,413
	2023	$106,481	$43,281
AB Wealth Appreciation Strategy	2022	$44,723	$21,632
	2023	$44,723	$31,202
AB Sustainable Thematic Balanced	2022	$47,641	$25,239
	2023	$47,641	$21,582
AB TM Wealth Appreciation Strategy	2022	$44,723	$23,144
	2023	$44,723	$23,040

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) 100% of the amounts for Audit-Related Fees and Tax Fees in the table under Item 4 (b) and (c) are for services pre-approved by the Fund’s Audit Committee. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB All Market Total Return	2022	$2,125,299	$27,413
			$—
			$(27,413)
	2023	$1,738,461	$43,281
			$—
			$(43,281)
AB Wealth Appreciation Strategy	2022	$2,131,080	$21,632
			$—
			$(21,632)
	2023	$1,726,382	$31,202
			$—
			$(31,202)
AB Sustainable Thematic Balanced	2022	$2,127,473	$25,239
			$—
			$(25,239)
	2023	$1,716,762	$21,582
			$—
			$(21,582)
AB TM Wealth Appreciation Strategy	2022	$2,129,568	$23,144
			$—
			$(23,144)
	2023	$1,718,220	$23,040
			$—
			$(23,040)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Portfolios

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	October 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	October 27, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	October 27, 2023